SUBLEASE

            This Sublease is made this 1st day of October, 1992 by and between DIFEO BMW, INC., a New Jersey corporation, having an address at c/o Dealership Management, 585 Route 440, Jersey City, New Jersey ("Sublandlord") and DIFEO BMW PARTNERSHIP, a New Jersey partnership, having an address at c/o EMCO Motor Holdings, Inc., 153 East 53rd Street, New York, New York 10022 ("Subtenant").

                               W I T N E S S E T H

            WHEREAS, Sublandlord is the tenant under that certain lease, more particularly described on Exhibit A attached hereto and made part hereof (said lease being hereinafter referred to as the "Overlease"), demising certain premises as more particularly described in the Overlease (said premises being hereinafter referred to as the "Demised Premises");

            WHEREAS, Subtenant desires to sublease from Sublandlord the Demised Premises.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

            1.  Subleasing

            Sublandlord, in consideration of the rents reserved in this Sublease to be paid by Subtenant and in consideration of the covenants, agreements and conditions herein contained to be observed and fulfilled by Subtenant, hereby subleases to Subtenant, and Subtenant hereby hires from Sublandlord, the Demised Premises.

            2.  Term

            The term of this Sublease shall commence on the date hereof and shall terminate at 5 o'clock p.m. (local time) on the day preceding the last day of the term of the Overlease in effect on the date of this Sublease, unless extended or earlier terminated pursuant to the provisions of this Sublease.

            3.  Incorporation

            This Sublease is expressly subject and subordinate to the Overlease, and all that to which the Overlease is subject and subordinate. Except as otherwise provided herein, the terms, covenants, provisions and conditions of the Overlease are incorporated herein by this reference with the same force and effect as if fully set forth herein and shall be binding upon both parties hereto. This Section shall be self-operative and no further instrument of subordination shall be required. Whenever reference is made in the terms, covenants, provisions and conditions of the Overlease to "Landlord" or "Lessor" (or the like), "Tenant" or "Lessee" (or the like), "Demised Premises" or "Premises" (or the like) and "Lease" (or the like), unless otherwise provided for in this Sublease, the same shall be deemed to refer to Sublandlord, Subtenant, the Demised Premises hereunder, and to this Sublease, respectively. All of the duties, obligations and requirements owed by Sublandlord to the Landlord under the Overlease ("Overlandlord") are during the term hereof owed by subtenant to the Sublandlord under this Sublease and Subtenant shall timely perform and observe the same as if expressly set forth herein. Subtenant shall not take or suffer any action in connection with its use and enjoyment of the Demised Premises which would constitute a default under or be a violation of, the Overlease (nothing contained in this Sublease shall be deemed to impose upon Subtenant any obligation which, under this Sublease, is the responsibility of the Sublandlord). All of the rights and benefits conferred by the Overlease upon the Overlandlord are hereby upon Sublandlord with respect to the Demised Premises and the Subtenant and all of the obligations, duties and requirements imposed by the Overlease upon the Sublandlord are hereby imposed upon Subtenant with respect to the Demised Premises.

            4.  Services

            4.1 Any provision in this Sublease to the contrary notwithstanding, including, without limitation, the provisions of Section 3 hereof, Sublandlord shall, except as otherwise expressly provided for in this Sublease or in the Transaction Agreements (hereinafter defined), have no obligation during the term of this Sublease, under this Sublease or otherwise, to render any services to Subtenant of any nature or to expend any money for the preservation or repair of the Demised Premises, or to perform any obligation imposed upon the Overlandlord under the Overlease. Subtenant agrees to look solely to the Overlandlord for furnishing of any services or the maintenance, rebuilding or repair of the Demised Premises or equipment therein or access thereto to which Subtenant is entitled under the provisions of the Overlease incorporated herein and for the performance or fulfillment of any promise, obligation, covenant, warranty or representation made by or imposed upon Overlandlord under the Overlease. If the Overlandlord is not obligated for arranging, doing or providing for the same then Subtenant shall arrange, provide and do the same at Subtenant's sole cost and expense unless, under this Sublease or the Transaction Agreements, Sublandlord (or an Affiliate of Sublandlord) is responsible for the same. Sublandlord shall not be obligated to perform and shall not be liable for the performance by the Overlandlord of any of the obligations imposed or assumed or undertaken by the Overlandlord under the Overlease and Subtenant shall have no claim against Sublandlord by reason of any default upon the part of the Overlandlord, and Sublandlord shall not be liable to


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

Subtenant nor shall Subtenant's obligations hereunder be impaired or the performance thereof excused (including the payment of rent and additional rent) because of any failure or delay on the Overlandlord's part in furnishing any such service or making any such repairs or alterations or in providing equipment or access or because of Subtenant's inability to obtain said service or for any other reason whatsoever.

            4.2 If Overlandlord shall default in any of its obligations with respect to the Demised Premises, or there shall exist a bona fide dispute with Overlandlord under the terms of the Overlease and Subtenant notifies Sublandlord in writing that Subtenant shall have previously notified Overlandlord of such dispute and that such notice shall have been disregarded or not reasonably satisfactorily acted upon, then Sublandlord shall notify Overlandlord of such default or dispute in its name on Subtenant's behalf. Subtenant shall be entitled to participate with Sublandlord in the enforcement of Sublandlord's rights against Overlandlord, but Sublandlord shall have no obligation to bring any action or proceeding or to take any steps to enforce Sublandlord's rights against Overlandlord. If, after written request from Subtenant, Sublandlord shall fail or refuse to take appropriate action for the enforcement of Sublandlord's rights against Overlandlord with respect to the Demised Premises, Subtenant shall have the right to take such action in its own name, and for such purpose and only to such extent, all of the rights of Sublandlord under the Overlease are hereby conferred upon and assigned to Subtenant and Subtenant hereby is subrogated to such rights to the extent that the same shall apply to the Demised Premises or Subtenant may, at Subtenant's sole cost and expense, upon not less than five (5) business days prior notice to Sublandlord (or in the event of an emergency, without any notice) take such action in Sublandlord's name; provided Subtenant shall, in connection with any of the foregoing, indemnify and hold Sublandlord harmless from and against all liability, loss or damage, including, without limiting the foregoing, reasonable attorney's fees (as well as attorneys fees incurred to enforce this indemnity), which Sublandlord shall suffer by reason of such action, which obligation to indemnify shall survive the expiration or earlier termination of this Sublease. Without limiting the foregoing, Subtenant shall reimburse Sublandlord for all reasonable costs incurred by Sublandlord in connection with the provisions of this Section 4.2.

            5.  Utilities

            Subtenant shall make its own arrangements with the appropriate utility company supplying electricity, water, gas, steam, telephone and other utilities to the Demised Premises and for garbage disposal from the Demised Premises, and shall arrange to have all bills for such utilities or services to be forwarded directly to Subtenant. Subtenant shall pay when due all charges for such utilities or services accruing during the term of this


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

Sublease.

            6.  Indemnification

            6.1 Except to the extent due to negligence or willful misconduct of Sublandlord, its agents, employees, or contractors from and after the date hereof, Subtenant shall indemnify and save harmless Sublandlord against and from any and all claims arising during the term hereof (even if asserted after the end of the term hereof) (i) by or on behalf of any person for injury to persons or damage to property occurring in, on or about the Demised Premises, or (ii) arising from the conduct or management of or from any work or thing whatsoever done in and on the Demised Premises, or the use and occupancy of the Demised Premises, or (iii) arising from any condition of the Demised Premises or any sidewalk adjoining the Demised Premises, or of any vaults, passageways or space therein or appurtenant thereto or arising from any act of negligence of Subtenant, or any occupant of the Demised Premises or any part thereof, or of its or their agents, contractors, servants, employees, invitees or licensees and from and against all judgments, costs, expenses or liabilities incurred in or about any such claim or action or proceeding brought therein; and in case any action or proceeding be brought against Sublandlord by reason of any such claim, Subtenant upon notice from Sublandlord shall defend such action or proceeding by counsel reasonably satisfactory to Sublandlord. Nothing contained herein shall be deemed or construed to deal with environmental related matters.

            6.2 Sublandlord shall indemnify and save harmless Subtenant against and from any and all claims arising during the term hereof (even if asserted after the end of the term hereof) to the extent due to negligence or willful misconduct of Sublandlord, its agents, employees or contractors, from and after the date hereof, solely with respect to and arising from any entry of any thereof into or upon the Demised Premises, (i) by or on behalf of any person for injury to persons or damage to property occurring in, on or about the Demised Premises, or (ii) any act of negligence or willful misconduct of Sublandlord, or of its agents, contractors, servants, employees, invitees or licensees, from and after the date hereof, and from and against all judgments, costs, expenses and liabilities incurred in or about any such claim or action or proceeding brought therein solely with respect to an entry of any thereof into or upon the Demised Premises; and in case any such action or proceeding be brought against Subtenant by reason of any such claim, Sublandlord upon notice from Subtenant shall defend such action or proceeding by counsel reasonably satisfactory to Sublandlord. Nothing contained herein shall be deemed or construed to deal with environmental related matters.

            7.  Payment of Rent

            7.1 Subtenant shall make payment of all forms of rent

(which shall be deemed to include base rent, additional rent and all other charges required to be paid by the tenant under the Overlease, regardless of whether to the Overlandlord) required to be paid by tenant under the Overlease directly to the person, entity or party to whom the Overlease requires such payment to be made. However, if the Overlandlord refuses to accept payments directly from the Subtenant, then Subtenant shall make payment of the same to Sublandlord who will, after receipt, promptly make payment of the same to the Overlandlord. All such payments shall be made by Subtenant no later than the date when the Overlease requires such payment to be made by the tenant thereunder except that if the Overlandlord refuses to accept payments directly from the Subtenant, then Subtenant shall make such payments to Sublandlord no later than five (5) days prior to the date when the Overlease requires such payment to be made by the tenant thereunder and Sublandlord shall, after receipt, but subject to Subtenant's timely compliance with the foregoing, make payment of the same to the Overlandlord within the time required by the Overlease. Without limiting any of the foregoing, Subtenant shall, upon request from Sublandlord, provide evidence to the Sublandlord that all such payments have been made.

            7.2 All sums, charges, costs, expenses and payments which this Sublease requires the Subtenant to pay (regardless of to whom) shall be deemed rent hereunder and Sublandlord shall have all of the rights and remedies afforded to the Overlandlord pursuant to the Overlease in the case of the non-payment of basic rent, all rights and remedies afforded to the Sublandlord pursuant to this Sublease for failure to pay the same, as well as all rights and remedies afforded to landlords under law or at equity.

            7.3 With respect to sums and charges required to be paid by the Subtenant hereunder, which sums and charges are not required by the Overlease to be paid by the tenant thereunder, if this Sublease does not set forth a time frame for the payment of such sums and charges, then the same shall be due and payable within fifteen (15) days after demand.

            8.  Permitted Use

            Subtenant shall not have the right to use the Demised Premises for any use which (i) would cause the Demised Premises to become subject to compliance with the remedial provisions of the New Jersey Environmental Clean Up Responsibility Act (N.J.S.A. 13:1k-6 et seq., or the regulations promulgated thereunder ("ECRA")), or a similar state statute requiring environmental testing and/or remediation, in any case prior to the sale or other transfer of the Demised Premises, upon the circumstance of an assignment of this Sublease or sublease of the Demised Premises, upon the expiration or sooner termination of this Sublease or any such sublease or upon the cessation of operations at the Demised Premises or (ii) would increase in any material respect the risk of environmental contamination of the

Demised Premises (the increase in risk to be measured from the uses being made of the Demised Premises during December, 1991 by Sublandlord (or an Affiliate of Sublandlord)). If Subtenant desires to use the Demised Premises for a use not being made thereof during December, 1991, it shall notify Sublandlord. Sublandlord will advise Subtenant, by notice within thirty (30) days of Subtenant's notice, if Sublandlord believes that the proposed use to which the Subtenant desires to put the Demised Premises violates the prohibitions contained above, which notice from Sublandlord shall specify in reasonable detail grounds for Sublandlord's determination. Failure or refusal of Sublandlord to respond within such thirty (30) day period shall be deemed a determination by Sublandlord that the proposed use does not violate the above prohibitions. If Subtenant disputes Sublandlord's determination, such dispute shall be resolved by ADR pursuant to Section 36 hereof. Nothing contained in this Section 8 shall be deemed or construed to prohibit Subtenant from using the Demised Premises for the uses being made thereof by Sublandlord (or an Affiliate of Sublandlord) during December, 1991.

            9.  Net Sublease

            It is the purpose and intent of Sublandlord and Subtenant that except for Sublandlord's obligations which are expressly provided for herein (or in the Transaction Agreements), that this be an absolutely net sublease and that Subtenant shall make all payments hereunder free of any charges, assessments, impositions or deductions of any kind and without abatement, deduction, demand, notice or setoff and that all costs, expenses, charges, assessments, impositions and obligations of every kind and nature whatsoever relating to the Demised Premises which are the tenant's obligations under the Overlease or which otherwise relate to the Demised Premises and/or the use and occupancy thereof, whether foreseen or unforeseen, ordinary or extraordinary, shall be the responsibility of the Subtenant.

            10.  Notices from Overlandlord

            Subtenant shall promptly furnish Sublandlord with copies of all notices which Subtenant shall receive from the Overlandlord (or anyone claiming by, through or under Overlandlord) with respect to the Overlease and/or the Demised Premises. Sublandlord shall promptly furnish Subtenant with copies of all notices which Sublandlord shall receive from the Overlandlord (or anyone claiming by, through or under Overlandlord) with respect to the Overlease and/or the Demised Premises.

            11.  Absence of Representations by Sublandlord

            11.1 The parties hereto acknowledge and agree that, except as otherwise provided in this Sublease, in the Master Agreement and in the other transaction agreements, Sublandlord is delivering, and Subtenant is accepting, the Demised Premises in their "as is" condition on the date hereof. Subtenant acknowledges that it has inspected, examined and investigated to its full satisfaction the Demised Premises and the uses thereof and any other matter of concern to Subtenant with respect to the Demised Premises, that Subtenant accepts the Demised Premises in their present condition without any representation or warranty whatsoever by Sublandlord, except as herein expressly provided, as to the condition of the Demised Premises or the value thereof or the utility thereof or usefulness for any particular purpose or any other matter or thing relating in any way to the Demised Premises, and that Subtenant acknowledges that Sublandlord has not made and does not make, and Subtenant is not relying upon, any representation or warranty, except as herein expressly provided, as to the physical condition, quality, value or character or any other matter relating to or affecting the Demised Premises. Nothing in this Sublease, including this Section, however, shall waive or modify any of the obligations, rights or remedies of the parties to the Master Agreement and the other Transaction Agreements pursuant to the Master Agreement and the other Transaction Agreements.

            11.2  Sublandlord represents and warrants to Subtenant as follows:

                        (a)  The  actual   uses  being  made  of  the  Demised
Premises by Sublandlord during December 1991 and the use of the Demised Premises by Subtenant on the date hereof for the same uses were and are permitted by all applicable zoning laws, or (if not permitted by zoning laws) are lawful nonconforming uses, and all certificates of occupancy required for such use in December 1991 were obtained and were in full force and effect immediately prior to the commencement of the term hereof.

                        (b) To the actual  knowledge  of  Sublandlord,  Joseph
C. DiFeo and Samuel X. DiFeo, there are no material structural defects in the Demised Premises on the date hereof, except as set forth on Exhibit B.

                        (c) The representations and warranties set forth in Exhibit C are true, correct and complete as of the date hereof.

            11.3 Notwithstanding anything in this Sublease to the contrary, in the event that any representation or warranty of Sublandlord set forth in
Section 11.2 are false or incorrect when made (an "Inaccuracy") in any material respect, then Sublandlord shall, in its sole expense (but subject to the cost sharing provisions contained in the Master Agreement) after receipt of notice from Subtenant of the specifics of the Inaccuracy institute steps necessary to cure the same and proceed with reasonable dispatch to effectuate the same. If, by reason of such Inaccuracy, Subtenant's ability to use the Demised Premises for the December Uses is materially adversely interfered with then there shall be an equitable reduction of the rent until such time as the material interference caused by the Inaccuracy has been eliminated, which reduction shall not extend beyond six months from the date Subtenant notified Sublandlord of such Inaccuracy. If by reason of the Inaccuracy the Subtenant's use of the Demised Premises for the December Uses is materially adversely interfered with for a period of six (6) consecutive months from the date of such notice, then Subtenant shall have the right, prior to the cessation of such material interference, as its sole remedy with respect to such Inaccuracy, to terminate this Sublease in which event neither party hereto shall have any further liability or obligation to the other under this Sublease except those which are expressly stated to survive the expiration or sooner termination of this Sublease. Any notice by Subtenant to Sublandlord advising of the Inaccuracy must be given by six (6) months from the date of this Sublease and must specifically identify the Inaccuracy, failing which Sublandlord shall have no responsibility to Subtenant hereunder with respect to any Inaccuracy.

            12.  No Violations

            12.1 Subject to the provisions of Section 29.7 hereof, Subtenant shall not do or permit to be done anything which would constitute a violation or breach of any of the terms, conditions or provisions of the Overlease or which would cause the Overlease to be terminated or forfeited by virtue of any rights of termination or forfeiture reserved or vested in Overlandlord. Nothing contained in this Section 12.1 shall be deemed or construed to obligate Subtenant to perform any obligation imposed upon Sublandlord hereunder. If Subtenant shall default in the performance of any of Subtenant's obligation under this Sublease, Sublandlord may perform same at the expense of Subtenant
(i) immediately without notice in the case of an emergency, which shall be deemed to include, without limitation, the lapse or termination of any insurance policy required to be obtained by Subtenant hereunder or the taking of any action required to prevent an imminent default under the Overlease (but will provide Subtenant with prompt notice thereafter) and (ii) in any other case if Subtenant shall fail to remedy such default after Sublandlord shall have notified Subtenant of such default (Sublandlord shall not be entitled to notify Subtenant of a default which respects Subtenant's failure to perform or observe any covenant or agreement on the part of Subtenant to be performed hereunder which involves the observance and performance of a covenant or agreement imposed upon the tenant under the Overlease (excepting from the foregoing, however, the failure to make payment of rent, additional rent or any other payment required to be made by Subtenant hereunder, and excepting from the foregoing any obligation which is independently imposed upon the Subtenant under this Sublease) unless Sublandlord receives notice from the Overlandlord with respect to such failure to perform or observe) and the applicable grace period, if any, for curing such default shall have expired, provided, however, in the case of a failure for which for causes beyond Subtenant's reasonable control cannot with due diligence be cured within such applicable grace period, such grace period shall be deemed extended if Subtenant (x) shall promptly upon the receipt of such notice, advise Sublandlord of Subtenant's intention to institute all steps necessary to cure such failure and (y) shall institute and thereafter with reasonable dispatch prosecute to completion all steps necessary to cure the same.

            12.2 Sublandlord shall not do or permit to be done anything which would constitute a violation or breach of any of the terms, conditions or provisions of the Overlease or which would cause the Overlease to be terminated or forfeited by virtue of any rights of termination or forfeiture reserved or vested in Overlandlord. Nothing contained in this Section 12.2 shall be deemed or construed to obligate Sublandlord to perform any obligation imposed upon Subtenant hereunder. If Sublandlord shall default in the performance of any of Sublandlord's obligations under this Sublease (if any), Subtenant may perform same at the expense of Sublandlord (i) immediately and without notice in the case of any emergency which shall be deemed to include the taking of any action required to prevent an imminent default under the Overlease (but will provide Sublandlord with prompt notice thereafter) and (ii) in any other case if such failure continues after thirty (30) days from the date of the giving by Subtenant to Sublandlord of notice of intention so to perform the same or, in the case of a failure which for causes beyond Sublandlord's reasonable control (the failure to pay money shall not be deemed beyond a party's reasonable control) cannot with due diligence be cured within such thirty (30) day period, such thirty (30) day period shall be deemed extended if Sublandlord (x) shall promptly upon the receipt of such notice, advise Subtenant of Sublandlord's intention to institute all steps necessary to cure such failure and (y) shall institute and thereafter with reasonable dispatch prosecute to completion all steps necessary to cure the same; provided that, at the expiration of the period described in this clause (ii) such default continues after three (3) business days from the date of the giving by Subtenant to Sublandlord of a further notice of Subtenant's intention to perform the same.

            12.3 All sums paid by either party affecting a cure pursuant to this
Section 12 and all necessary incidental costs and expenses paid or incurred by such party in connection with the performance of any act by such party pursuant to such section, together with interest thereon from the date of the making of such expenditure by such party at the rate of two (2%) per cent above the prime commercial lending rate from time to time announced by The Chase Manhattan Bank, N.A. ("Prime Rate") to be in effect at its principal office in New York, New York, or if Chase no longer announces such a rate, then a comparable rate selected by Sublandlord and reasonably acceptable to Subtenant, shall be payable by the other party to such curing party within thirty (30) days after demand therefore accompanied by evidence reasonably establishing that the expenditure has reasonably been made. Nothing contained herein shall be deemed or construed to permit Subtenant to make any set-off against Subtenant's obligations hereunder.

            13.  Consents

            Whenever the consent or approval of the Overlandlord shall be required under the Overlease, the consent or approval of the Sublandlord shall not be required under this Sublease. Subtenant agrees that Sublandlord shall not have any duty or responsibility with respect to obtaining the consent or approval of Overlandlord when the same is required other than (i) the transmission by Sublandlord to Overlandlord of Subtenant's request for such consent or approval; and (ii) Sublandlord's cooperation (at Subtenant's expense) with Subtenant to obtain, and providing assistance to Subtenant in obtaining such approval or consent. Subtenant shall be entitled to take the actions specified in Section 4.2 of this Sublease as it respects the obtaining of the Overlandlord's consent. Subtenant, in no event, shall be entitled to make, nor shall Subtenant make, any setoff against rent otherwise due, nor shall Subtenant withhold any rent otherwise due pursuant to the terms of this Sublease based upon any claim or assertion by Subtenant that overlandlord has unreasonably withheld, conditioned or delayed any consent or approval. Nothing contained herein shall be deemed or construed to limit the obligation of Subtenant to obtain Sublandlord's consent where expressly provided for in this Sublease.

            14.  Compliance with Laws

            14.1 Notwithstanding anything in this Sublease to the contrary, Subtenant shall not be in default hereunder if Subtenant shall fail to comply with any Law to the extent that the Demised Premises, or their use, prior to the date hereof, were not in compliance with such Law, except to the extent that Subtenant is otherwise obligated to comply with such Law pursuant to the Master Agreement or the other Transaction Agreements.

            14.2 If the Demised Premises and the use thereof for the actual uses being made of the Demised Premises by Sublandlord during December 1991 are not, on the day preceding the date hereof, in compliance with all Laws (such non-compliance being hereinafter referred to as "Non-Compliance"), and if Non-Compliance is not Subtenant's responsibility to correct pursuant to the Master Agreement and the other Transaction Agreements, or this Sublease, and if such Non-Compliance would, under the Overlease, be the obligation of the tenant thereunder to cure or correct, Sublandlord shall, at its sole cost and expense (but subject to the cost sharing provisions provided for in Section 4.231 of the Master Agreement), after receipt of notice from Subtenant of the specifics of such Non-Compliance, institute steps necessary to cure such Non-Compliance and proceed with reasonable dispatch to effectuate the same. Nothing contained


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

herein shall be deemed or construed to obligate Sublandlord to make any changes, alterations or repairs to the structural elements of the Demised Premises unless the existence of the condition which caused the need to make the same constitutes a violation of the warranty and representation contained in Section 11.2(b) hereof. The Demised Premises shall not be deemed to be in Non-Compliance (that is, shall be deemed to be in compliance) if on the date hereof the time by which such Law must be complied with had not expired, although such Law had been enacted. If by reason of such Non-Compliance a governmental authority or agency takes action or refuses to take action (any such action or refusal, including a refusal to permit the transfer or continued effectiveness of any certificate of occupancy or other license or permit, being herein called a "Governmental Action"), which Governmental Action materially adversely interferes with Subtenant's ability to use the Demised Premises for the uses for which the Premises during December, 1991 were in fact used by Sublandlord ("December Uses"), then there shall be an equitable reduction of the rent until such time as the material interference caused by the Non-Compliance has been eliminated, which reduction shall not, however, extend beyond six (6) months from the date Subtenant notifies Sublandlord of such Non-Compliance or Governmental Action. If, by reason of the Non-Compliance or Governmental Action, Subtenant's use of the Demised Premises for the December Uses is materially adversely interfered with for a period of six (6) consecutive months after the date of such notice, then Subtenant shall have the right, prior to the cessation of such material interference as its sole remedy with respect to such Non-Compliance, to terminate this Sublease, in which event neither party hereto shall have any further liability or obligation to the other under this Sublease except those which are expressly stated to survive the expiration or sooner termination of this Sublease. Any notice by Subtenant to Sublandlord advising of Non-Compliance must be given by six (6) months after the date hereof and must specifically identify the Non-Compliance, failing which Sublandlord shall have no responsibility to Subtenant under this Section with respect to such Non-Compliance. The provisions contained in this subsection shall not be applicable to any environmental related matters.

            15.  Adjustments

                  Sublandlord and Subtenant shall cooperate with each other in making usual and customary closing type adjustments and apportionment's for real estate taxes, rents, security deposits, utility charges, water and sewer charges and premiums on transferable insurance policies which are in fact transferred to Subtenant except to the extent that such adjustments were taken into account under the Transaction Agreements, it being the intention of the parties to avoid duplication of such adjustments. Sublandlord shall pay to Subtenant or Subtenant shall pay to Sublandlord, as the case may be, the net amount owing by one to the other promptly after such adjustments have been agreed upon. Any dispute between the parties hereto in connection with the making of such adjustment shall be resolved pursuant to the alternative dispute resolution mechanism set forth in Section 36 hereof.

            16.  Brokers

                  Each party represents and warrants to the other that it has dealt with no broker or finder in connection with this Sublease. Each party agrees to indemnify and hold harmless the other from and against any claims, liabilities, suits, actions, losses, damages or expenses (including attorney's fees and disbursements, including those incurred to enforce this indemnity) resulting from any breach of the foregoing representation and warranty.

            17.  Notices

                  Any notice, demand, request, approval or other communication (a "Notice") which, under the terms of this Sublease or under any statute, must, or may be given by the parties hereto must be in writing and shall be sent by any of the following means: registered or certified mail, return receipt requested; reputable overnight delivery service; or by "fax." Any Notice given by registered or certified mail shall be deemed given when received (as evidenced by the return receipt); any Notice given by overnight delivery notice shall be deemed given one (1) business day after mailed; any Notice given by fax shall be deemed given when received. Any Notice given by fax shall only be effective if a copy thereof is sent by reputable overnight delivery service to arrive on the day after it is dispatched by fax. All Notices shall be addressed as follows:

                        If to Sublandlord:
                        c/o Joseph DiFeo and Samuel X. DiFeo
                        585 Route 440
                          Jersey City, New Jersey 07034

                        With a Copy to:

                        Hannoch Weisman
                           A Professional Corporation
                        4 Becker Farm Road
                         Roseland, New Jersey 07068-3788
                           Attn: Stephen P. Lichtstein

                        If to Subtenant:

                          c/o EMCO Motor Holdings, Inc.
                        153 East 53rd Street
                        Suite 5900
                            New York, New York 10022
                        Attn:  Ezra P. Mager

                        With a Copy to:

                        Akin, Gump, Haver & Feld
                        1700 Pacific Avenue
                        4100 First City Center
                            Dallas, Texas 75201-2800
                          Attn: Gary M. Lawrence, P.C.

            Either party may designate by Notice in writing given in the manner herein specified a new or other address to which a Notice shall thereafter be so given.

            18.  Insurance

                  18.1 Subtenant agrees to name Sublandlord as an additional insured in all insurance policies which the tenant under the Sublease is required to carry and maintain. Subtenant shall, as it respects Sublandlord, be entitled to solely control the adjustment of any loss under a casualty insurance policy.

                  18.2 In addition to, and not in limitation of, any of the Subtenant's obligations hereunder, Subtenant shall maintain general liability insurance insuring against claims for personal injury (including, without limitation, bodily injury or death), property damage liability and such other loss or damage from such causes of loss as are embraced by insurance policies of the type now known as "Commercial General Liability" insurance, all in such amounts as Sublandlord may from time to time reasonably require. Sublandlord currently requires such insurance to be in the amount of Five Million ($5,000,000) Dollars combined single limit per occurrence. Such insurance coverage shall be issued and maintained on an "occurrence" basis. Subtenant's obligations with respect to such insurance policy shall be governed by the Overlease as if such insurance policy were expressly required to be maintained by the tenant thereunder.

                  18.3 Subtenant shall consult with sublandlord before adjusting or settling any loss under any insurance policy required to be maintained by the tenant under the Overlease.

            19.  Subordination

                  This Sublease shall, to the extent provided for in the Overlease, be subject and subordinate to any ground lease, underlying lease and/or mortgages made or given by Overlandlord which now or hereafter affect the Demised Premises and to all renewals, modifications, consolidations, replacements and extensions of such ground or underlying leases and mortgages. This Sublease is, to the extent provided for in the Overlease, made subject and subordinate to all liens, claims, encumbrances and other title matters affecting the Demised Premises. This paragraph shall be self-operative and no further instrument of subordination shall be required. However, in confirmation of such subordination, Subtenant shall promptly execute and deliver at its own cost and expense any instrument, in recordable form if requested, that Overlandlord shall request be executed pursuant to the provisions of the Overlease.

            20.  Entry

                  Subtenant shall, upon prior notice (except in the event of an emergency which shall include, without limitation, prevention of imminent default under the Overlease in which event no notice shall be required) permit entry to the Demised Premises by Sublandlord and authorized representatives of Sublandlord at reasonable times (or at any and all times in the event of an emergency) for the purpose of inspecting the Demised Premises and making any necessary repairs or performing any work at the Demised Premises that may be necessary by reason of Subtenant's failure to make them or otherwise (subject to the provisions of Section 12 hereof). Nothing contained herein shall imply any duty on the part of Sublandlord to do any such work which under any provision of this Sublease, Subtenant may be required to perform, and the performance by Sublandlord shall not constitute a waiver of Subtenant's default in failing to perform.

            21.  Estoppel Certificates

                  Either party hereto shall, at any time and from time to time, upon not more than fifteen (15) days prior notice from the other party, execute, acknowledge and deliver to the other party (or to such person or entity designated by the other party) a statement in writing certifying that this Sublease is unmodified and in full force and effect (or if there have been modifications, that this Sublease is in full force and effect as modified and stating the modifications), and the dates to which rent and other charges have been paid, stating whether or not to the best knowledge of the signer of such statement the other party is in default in keeping, observing or performing any covenant or agreement contained in this Sublease and, if there be a default, specifying each such default, and containing any such customary certifications as the other party may reasonably request, it being intended that any such statement delivered pursuant to this Section may be relied upon by the other party (or by the person or entity designated by the other party), but reliance on such statement may not extend to any default as to which the signor shall have had no actual knowledge, after due inquiry.

            22.  Right of First Refusal

                  Sublandlord hereby grants to Subtenant the right of first refusal to acquire the Sublandlord's interest in the Overlease ("Sublandlord's Interest") on the terms and conditions contained herein. If Sublandlord, during the term of this Sublease and provided that this Sublease is then in full force and effect and there does not then exist an Event of Default hereunder, desires to sell or transfer Sublandlord's Interest, then Sublandlord shall, prior thereto, submit to the Subtenant a writing ("Writing") executed by the Sublandlord and the proposed acquiror of Sublandlord's Interest (the "Acquiror"), which Writing shall set forth the material terms and conditions of the sale by the Sublandlord to the Acquiror of the Sublandlord's Interest. The Writing need not be a legally binding agreement. If Subtenant desires to acquire the Sublandlord's Interest upon the terms and conditions contained in the Writing it shall give notice ("Reply Notice") to that effect to the Sublandlord within fifteen (15) days after it receives the Writing, time being of the essence. Upon the giving of the Reply Notice, the Sublandlord shall be obligated to sell and Subtenant shall be obligated to purchase the Sublandlord's Interest upon the terms and conditions contained in the Writing. The Sublandlord and Subtenant shall, in such circumstance, proceed expeditiously, in good faith and with due diligence to consummate the transfer of the Sublandlord's Interest to the Subtenant in accordance with the terms and conditions contained in the Writing. If the Subtenant does not timely give a Reply Notice then Sublandlord shall be permitted to sell the Sublandlord's Interest to the Acquiror upon substantially the same terms and conditions contained in the Writing and, upon the consummation of such sale, Subtenant's right of first refusal shall cease to exist forever. If the Sublandlord and the Acquiror do not consummate the transaction contemplated by the Writing or desire to consummate the transaction contemplated by the Writing on terms and conditions which are not substantially the same as those set forth in the Writing, then Sublandlord shall, before selling the Sublandlord's Interest, follow the procedure above set forth granting the Subtenant a right of first refusal. Notwithstanding anything to the contrary contained herein the right of first refusal provided for above shall not be applicable to (i) a transfer of the Sublandlord's Interest to an Affiliate of Sublandlord, Joseph C. DiFeo and/or Samuel X. DiFeo (but such Affiliate shall comply with the right of first refusal herein granted to Subtenant in the event it desires to sell or transfer Subtenant's Interest and shall confirm in writing its obligation to so comply at the time of the transfer of the Sublandlord's Interest to such Affiliate); or
(ii) a transaction entered into between Sublandlord, or an Affiliate of Sublandlord, Joseph C. Difeo and/or Samuel X. Difeo and another which is not an Affiliate of Sublandlord, Joseph C. Difeo and/or Samuel X. Difeo which involves other significant property or properties in addition to the transfer of the Sublandlord's Interest ("Other Matters"). Upon the consummation of a transaction involving Other Matters the right of first refusal granted to Subtenant hereunder shall cease to exist forever. Any dispute between the parties hereto regarding the application of the provisions contained herein shall be resolved by ADR in accordance with the provisions of Section 36 hereof.

            23.  End of Term

                  Upon the expiration or other termination of the term hereof, Subtenant shall quit and surrender the Demised

Premises in the condition and state of repair required under the provisions of the Overlease, free and clear of any and all lettings and rights to occupy or use the Demised Premises or any part thereof created by Subtenant or by anyone claiming by, through or under Subtenant and free and clear of liens or encumbrances created by any act or omission on the part of Subtenant or anyone claiming by, through or under Subtenant. No reference in this Section to lettings, right to occupy or use and to liens and encumbrances shall in and of itself be construed to authorize any of the same.

            24.  Termination of Lease

                  If for any reason whatsoever the Overlease shall terminate prior to the expiration of the term hereof, then this Sublease shall likewise terminate simultaneously with such termination and, except for the termination of the Overlease because of a default of Sublandlord as tenant thereunder, or any other act of Sublandlord causing the Overlease to terminate, Subtenant shall acquire no right or cause of action against Sublandlord by reason of such termination. Sublandlord hereby agrees that it will not voluntarily cancel or terminate the Overlease or otherwise modify or amend the same. If the Overlease grants to the tenant thereunder an express right to elect to terminate the Overlease, then the Subtenant shall have the same right to elect to terminate this Sublease, subject, however, to compliance with the provisions of Section 28 hereof.

            25.  Casualty; Condemnation

                  Anything in this Sublease or the provisions of the Overlease incorporated herein by reference to the contrary notwithstanding: (a) in the event the Demised Premises shall be damaged or destroyed as a result of any fire or other casualty, or taken in condemnation proceedings, by deed in lieu of condemnation and by any right of eminent domain, Subtenant shall have the same right to terminate this Sublease as Sublandlord, as tenant under the Overlease, has to terminate or otherwise cause the term of the Overlease to expire or be forfeited (subject to the provisions of Section 28 hereof); and (b) Subtenant shall have no right to an abatement of fixed rent or additional rent or any other similar charge unless Sublandlord is entitled to a corresponding abatement with respect to its corresponding obligation under the Overlease as it relates to the Demised Premises (the dollar amount of such abatement shall be limited to the amount of the abatement to which Sublandlord is entitled under the Overlease). If, by reason of such fire or casualty or condemnation, the Overlandlord elects to terminate the Overlease in accordance with the provisions of the Overlease, then, upon such termination of the Overlease, this Sublease automatically shall be terminated as if such date of termination were the expiration date.

            26.  Options to Extend

                  26.1 Subtenant shall have the right (but not the obligation), at its election and as hereinafter provided, to extend the original term of this Sublease in effect on the date of this Sublease for the same number of additional periods as shall be permitted under the Overlease and Sublandlord shall duly exercise the respective additional periods under the Overlease, upon the following terms and conditions:

                        (a) Subtenant shall give Sublandlord written notice of each such election not earlier than one hundred eighty (180) days, nor later than thirty (30) days prior to the last day in the Overlease on which such notice must be given to the Overlandlord;

                        (b) At the time of exercise of such election and at the commencement of such additional period (which condition Sublandlord may waive in its sole and absolute discretion), Subtenant shall not be in default under this Sublease beyond any applicable grace period or notice periods and this Sublease shall be in full force and effect;

                        (c) Each such additional periods shall be upon the same terms and conditions as during the initial term hereof, except as otherwise provided in the Overlease and except that Subtenant shall have no further right to extend the term of this Sublease (i) beyond such additional periods, or (ii) if Subtenant shall have failed to timely elect to extend the term for any prior additional period; and

                        (d) the term of each such additional period shall be one (1) day less than the respective additional period under the Overlease.

                  26.2 Sublandlord hereby agrees that, if the extension of the initial term or any additional period under the Overlease is an automatic extension, to occur unless notice to the contrary is given by the tenant thereunder, Sublandlord shall timely notify the Overlandlord that Sublandlord does not wish to extend such term or period, provided that Subtenant shall notify Sublandlord to give notice electing against the automatic extension not less than sixty (60) days prior to the latest date such notice must be given under the terms of the Overlease.

                  26.3 If, under the Overlease, the rent to be paid during any renewal term is not a sum certain, or is not capable of being determined by reference to a state of facts (for example, by reference to a consumer price index) but is to be determined by agreement of the parties to the Overlease or another mechanism which requires input of the parties, agreement of the parties or determination by others (for example, fair market rental, appraisal procedures, arbitration procedures or the like) then Subtenant shall have the right to be directly involved in and solely control such rental determination process to the exclusion of the Sublandlord but shall, nevertheless keep the Sublandlord advised in connection therewith.

            27.  Assignment; Subletting

                  27.1 Subject to the provisions of Sections 27.2 and 27.3 below, and subject to the applicable provisions of the Overlease (including, without limitation, all prohibitions contained therein and consents required thereby), Subtenant may assign this Sublease or sublet the Demised Premises. Nothing contained in this Section 27.1 shall be deemed or construed to permit the Subtenant to assign, mortgage, pledge, encumber or otherwise transfer this Sublease, or sublet the Demised Premises in contravention of the terms and provisions of the Overlease.

                  27.2 Any assignment of the Sublease shall not be effective unless and until (i) the assignee shall execute, acknowledge and deliver to Sublandlord an agreement in form and substance reasonably satisfactory to Sublandlord, and with respect to which Sublandlord shall be a direct beneficiary, whereby the assignee shall (x) assume the obligations and performance of this Sublease and agree to be personally bound by all the covenants, agreements, terms, provisions and conditions hereof on the part of Subtenant to be performed and observed from and after the effective date of any such assignment and (y) agree that the provisions of this Section 27 shall, notwithstanding such assignment or transfer, continue to be binding upon it in the future. Subtenant covenants that, notwithstanding any assignment, sublease or transfer, whether or not in violation of the provisions of this Sublease, and notwithstanding the acceptance of rent by Sublandlord from any assignee, subtenant or transferee or any other party, Subtenant shall remain fully and primarily and jointly and severally liable for the payment of rent due and to become due under this Sublease and for the performance and observance of all the covenants, agreements, terms, provisions and conditions of this Sublease on the part of Subtenant to be performed or observed. The liability of Subtenant, and the due performance by Subtenant of the obligations on its part to be performed under this Sublease shall not be discharged, released or impaired in any respect by an agreement or stipulation made by Sublandlord or any assignee of Sublandlord or any other agreement with a third party extending the term or modifying any of the obligations contained in this Sublease, or by any waiver or failure of Sublandlord to enforce any of the obligations on Subtenant's part to be performed under this Sublease, and Subtenant shall continue liable hereunder. If any such agreement or modification operates to increase the obligations of Subtenant under this Sublease the liability of Subtenant under this Sublease or any of its successors in interest (all such parties shall be deemed to have expressly consented in writing to such agreement or modification) shall continue to be no greater than if such agreement or modification had not been made. Each sublease entered into by Subtenant shall provide that in the event of cancellation or termination of this Sublease because of a default by Subtenant hereunder or of the surrender of this Sublease whether voluntary, involuntary or by operation of law, prior to the expiration date of the sub-sublease, including extensions and renewals granted thereunder, at Sublandlord's option, the sub-subtenant shall make full and complete attornment to the Sublandlord for the balance of the term of the sub-sublease, which attornment shall be evidenced by an agreement in form and substance reasonably satisfactory to Sublandlord, which the sub-subtenant shall execute and deliver at any time within ten (10) days after request by Sublandlord, its successors and assigns and that the sub-subtenant waives the provisions of any law now or hereafter in effect which may give the sub-subtenant any right of election to terminate the sub-sublease or surrender possession of the demised premises in the event any proceeding is brought by the Sublandlord to terminate this Sublease.

                  27.3 Subtenant shall not have the right to sublet the Demised Premises or assign this Sublease if the same would cause the Demised Premises to become subject to compliance with the remedial provisions of the New Jersey Environmental Clean Up Responsibility Act (N.J.S.A. 13:lk-6 et seq., or the regulations promulgated thereunder ("ECRA")), or a similar state statute requiring environmental testing and/or remediation, in any case prior to the sale or other transfer of the Demised Premises, upon the circumstance of such assignment or sublease, upon the expiration or sooner termination of this Sublease or any such sublease or upon the cessation of operations at the Demised Premises. If Subtenant desires to so assign or sublet, it shall notify Sublandlord. Sublandlord will advise Subtenant, by notice within thirty (30) days of Subtenant's notice, if Sublandlord believes that the proposed assignment or sublet violates the prohibitions contained above, which notice from Sublandlord shall specify in reasonable detail grounds for Sublandlord's determination. Failure or refusal of Sublandlord to respond within such thirty
(30) day period shall be deemed a determination by Sublandlord that the proposed assignment or sublet does not violate the above prohibitions. If Subtenant disputes Sublandlord's determination, such dispute shall be resolved by ADR pursuant to Section 36 hereof.

                  27.4 Sublandlord confirms, for the benefit of any subtenant under any Major Sublease (such subtenant being called a "Space Subtenant"), that upon the termination of this Sublease pursuant to Section 29.1 hereof, Sublandlord will recognize the Space Subtenant under such sublease as a direct tenant of Sublandlord (provided that such Space Subtenant attorns to Sublandlord) and will, upon the request of Subtenant with respect to a Major Sublease consented to by Sublandlord, enter into a reasonable and customary form of recognition and attornment agreement with such Space Subtenant which would provide for the recognition by Sublandlord of such Space Subtenant as a direct tenant of Sublandlord and the attornment by such Space Subtenant to Sublandlord, provided that, among other things, at the time of the termination of this Sublease no default exists under the

Space Subtenant's sublease which at such time would then permit the landlord thereunder to terminate the same or to exercise any dispossess remedy provided for therein. The term "Major Sublease" shall mean a sublease of all of the Demised Premises for all of the term hereof (less one day), provided that the sublease requires the sublessee to perform all of the Subtenant's obligations hereunder, grants to the sublandlord all of Sublandlord's rights hereunder other than pursuant to Section 29.1(c) or (d) (which shall not apply to the Major Sublease) and that the sublessee shall not be obligated to enter into, assume or otherwise be liable for obligations under any Tenant Cross-Guaranty.

            28.  Time Periods

                  The time limits set forth in the various provisions of the Overlease for the giving of notices are (unless a different time frame is set forth herein) changed for the purposes of this Sublease by lengthening or shortening the same in each instance, as appropriate, by two (2) business days so that notices may be given Sublandlord or Subtenant, as the case may be, within the time limit relating thereto contained in the Overlease.

            29.  Defaults and Remedies

                  29.1 The occurrence of any one or more of the following events shall constitute an event of default ("Event of Default") hereunder by
Subtenant:

                        (a) The failure by Subtenant to make any payment of base rent required to be made by Subtenant hereunder, as and when due, when such failure shall continue for a period of three (3) business days after written notice thereof from Sublandlord to Subtenant;

                        (b) The failure of Subtenant to observe or perform any other covenant or agreement on the part of Subtenant to be performed hereunder which does not include the payment of rent, additional rent or any other payment required to be made by Subtenant hereunder (with respect to which the provisions of Subsection (a) hereof shall govern) and which does not involve the observance or performance of a covenant or agreement imposed upon the tenant under the Overlease and such default shall continue for a period of twenty (20) days after notice thereof, specifying such default shall have been given to Subtenant. However, in the case of a default which cannot with due diligence be remedied by Subtenant within a period of twenty (20) days, if Subtenant, during such twenty day period advises Sublandlord of Subtenant's intention to duly institute all steps necessary to remedy such situation and proceeds as promptly as may be reasonably possible after the service of such notice and with all due diligence and continuity of purpose to remedy the default and thereafter prosecutes the remedy of such default with due diligence, the period of time after the giving of such notice within which to remedy the default shall be extended for such period as may be necessary to remedy the same with all due diligence;

                        (c) An Event of Default, subject to the provisions of Section 15.3 of a Group Lease, shall have occurred under any Group Lease; provided, however, that if any Group Lease is assigned in a transaction permitted thereunder to a person or entity which is not an Affiliate of the Tenant thereunder, and does not thereafter become an Affiliate of the Tenant thereunder, then this Subsection shall thereafter apply only with respect to such Group Lease to a monetary Event of Default under such Group Lease and shall not thereafter apply to a non-monetary Event of Default under such Group Lease;

                        (d) An Event of Default, subject to the provisions of Section 29.9 of a Group Sublease, shall have occurred under any Group Sublease; provided, however, that if any Group Sublease is assigned in a transaction permitted thereunder, to a person or entity which is not an Affiliate of the Subtenant thereunder, and does not thereafter become an Affiliate of the Subtenant thereunder, then this Subsection shall thereafter apply only with respect to such Group Sublease to a monetary Event of Default under such Group Sublease and shall not thereafter apply to a non-monetary Event of Default under such Group Sublease;

                        (e)   (i)   The   making   by    Subtenant   or   '21'
International Holdings, Inc., while the TIHI Guaranty is in effect or any EMCO Sub, while its EMCO pledge is in effect (said entities, during such periods of time only, being each called a "Guarantor") of any general assignment for the benefit of creditors; (ii) the filing by or against Subtenant or a Guarantor of any petition to have Subtenant or a Guarantor adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Subtenant or a Guarantor, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Subtenant's or a Guarantor's assets, or substantially all of Subtenant's or a Guarantor's assets, or substantially all of Subtenant's assets located at the Demised Premises or of Subtenant's interest in this Sublease; or (iv) the attachment, execution or the judicial seizure of substantially all of Subtenant's or a Guarantor's assets, or substantially all of Subtenants assets located at the Demised Premises or of Subtenant's interest in this Sublease; or (v) the liquidation or dissolution of Subtenant or a Guarantor; or

                        (f)  Subject  to  the   provisions   of  Section  29.7
hereof, the occurrence of any act or event or the existence of any other matter, circumstance, state of fact or thing (as it respects Subtenant) which would constitute a default under the Overlease, including, without limitation, the failure of

Subtenant to observe or perform any covenant or agreement on the part of Subtenant to be performed hereunder which does involve the observance or performance of a covenant or agreement imposed upon the tenant under the Overlease (but which does not involve the payment of base rent required to be made by Subtenant hereunder, with respect to which the provisions of Subsection
(a) hereof shall govern) if the same is not cured or remedied by the date when the same would (taking into account applicable grace periods provided for in the Overlease) constitute a default under the Overlease.

                  29.2 From and after the occurrence of an Event of Default, Sublandlord shall also have the right, with or without terminating this Sublease and without any further notice to Subtenant , to re-enter the Demised Premises and remove all persons and property from the Demised Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of an for the account of Subtenant. No re-entry or taking possession of the Demised Premises by Sublandlord pursuant to this Section 29.2 shall be construed as an election to terminate this Sublease unless a written notice of such intention is given to Subtenant. No entry or re-entry by Sublandlord, whether had or taken under summary proceedings or otherwise, shall absolve or discharge Subtenant from any liability hereunder. Sublandlord agrees that it will cease exercising any right it may have under this Sublease by reason of the occurrence of an Event of Default hereunder which relates to the Subtenant's failure to observe or perform a covenant or agreement imposed upon the tenant under the Overlease if subsequent to the occurrence of such Event of Default such failure to observe or perform is remedied by the Subtenant and the Overlandlord accepts such cure and waives any default occasioned thereby.

                  29.3 In the event that Sublandlord shall elect to re-enter as provided above or shall take possession of the Demised Premises pursuant to legal proceedings or pursuant to any notice provided by law, then if Sublandlord does not elect to terminate this Sublease as provided above, Sublandlord may, from time to time, without terminating this Sublease, either recover all rent (which shall be deemed to include all base rent, additional rent and other payments and charges required to be made by Subtenant hereunder) as it becomes due or relet the Demised Premises or any part thereof on terms and conditions as Sublandlord in its sole discretion may deem advisable for the whole or any part of the remainder of the term or for a longer period, in Sublandlord's name, or as agent of Subtenant, and in connection therewith Sublandlord may make repairs or alterations to the Demised Premises in such a manner as Sublandlord may deem necessary or advisable. Subtenant specifically acknowledges and agrees that Sublandlord shall have no obligation or duty to mitigate damages hereunder.

                  29.4 In the event Sublandlord shall elect to so relet, the rents received by Sublandlord from such reletting shall be applied: first, to the cost and expenses or retaking, repossessing, repairing and/or altering the Demised Premises and the expense of removing all persons and property therefrom; second, to the cost and expenses incurred in securing any new tenant or tenants; and third, to the payment of rent due and unpaid hereunder and the residue, if any, shall be held by Sublandlord and applied to payment of future rent as the same may become due and payable. Should that portion of such rents received from such reletting during any month, which is applied to the payment of rents hereunder, be less than the rent payable during the month by Subtenant hereunder, then Subtenant shall pay such deficiency to Sublandlord immediately upon demand therefor by Sublandlord. Such deficiency shall be calculated and paid monthly. Subtenant shall also pay to the Sublandlord, as soon as ascertained, any costs and expenses incurred by Sublandlord in reletting or in making such alternations and repairs not covered by the rents received from such reletting. Suit or suits for the recovery of such deficiency or damage, or for a sum equal to any installment or installments of rent may be brought by Sublandlord from time to time at Sublandlord's election and nothing herein contained shall be deemed to require Sublandlord to await the date on which the Sublease or the term hereof would have expired by limitation had there been no such default by Subtenant.

                  29.5 All rights, options and remedies of Sublandlord contained in this Sublease shall be construed and held to be cumulative and no one of them shall be exclusive of the other, and Sublandlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Sublease. Subtenant expressly waives service of any notice of intention to re-enter subsequent to the occurrence of an Event of Default. Subtenant hereby expressly waives any and all rights to recover or regain possession of the Demised Premises or to reinstate or redeem its tenancy or this Sublease as is permitted or provided by or under any statute, law or a decision now or thereafter in force and effect. Subtenant also waives the provisions of any law now or hereafter in effect relating to notice and delay in levy of execution in case of an eviction or dispossess of Subtenant for non-payment of rent. Subtenant waives and shall waive any and all right to a trial by jury in the event that summary proceedings shall be instituted by Sublandlord. The term "enter", "re-enter", "entry", or "re-entry", as used in this Sublease is not restricted to their technical legal meanings.

                  29.6 In addition to and not in limitation of any right or remedy provided to Sublandlord in this Section 29, Sublandlord shall have all rights and remedies which the Overlandlord is entitled to pursuant to the provisions of the Overlease, at law, equity or otherwise upon the occurrence of a default by the tenant thereunder.

                  29.7 Sublandlord agrees that it will not be entitled to give a default notice to Subtenant with respect to

Subtenant's failure to perform or observe any covenant or agreement on the part of Subtenant to be performed hereunder which involves the observance or performance of a covenant or agreement imposed upon the tenant under the Overlease (excepting from the foregoing, however, the failure to make payment of rent, additional rent or any other payment required to be made by Subtenant hereunder, and excepting from the foregoing any obligation which is independently imposed upon the Subtenant under this Sublease; the provisions of the first sentence of Section 12.1 hereof shall not be deemed an obligation which is independently imposed upon the Subtenant under this Lease) unless Sublandlord receives notice from the Overlandlord with respect to such failure to perform or observe. Nothing contained in this Section 29.7 shall be deemed or construed to limit Sublandlord's right to take any action pursuant to Section
12.1 in the event of any emergency.

                  28.8 If Sublandlord shall give Subtenant a notice pursuant to
Section 29.1(b) of a default or an event which may, with the giving of such notice, or the passage of time, or both, become an Event of Default, and if Subtenant within fifteen (15) days after the giving of any such notice from Sublandlord pursuant to Section 29.1(b) shall dispute by notice to Sublandlord (a "Section 29.8" Notice) the existence of such default, the matter shall be determined by ADR as provided in Article 36 and, pending such determination, Sublandlord shall not be entitled to terminate this Sublease, nor shall a default or Event of Default be deemed to exist hereunder on account thereof; provided, however, that if it shall be determined by ADR that Subtenant is so in default, the time within which Subtenant shall have to remedy the same under
Section 29.1(b) shall be computed from the date of such determination. Any such
Section 29.8 Notice to Sublandlord shall specify in reasonable detail the grounds for such dispute.

                  29.9 If a monetary Event of Default occurs hereunder (other than a monetary Event of Default which respects the payment of rent, additional rent or any other payment required to be made by the tenant under the Overlease) then Sublandlord shall have the right to send to Subtenant a second (2nd) notice, referring to this Section and specifying such default and stating that it is a "Second Notice" of such default, and, if such monetary Event of Default shall not be cured within five (5) business days after such notice is given, then Sublandlord shall have the right to send Subtenant a third (3rd) notice, referring to this Section and specifying that it is a "Third Notice" of such default, and if such monetary Event of Default shall not be cured within ten
(10) business days after such notice is given, Sublandlord may thereafter proceed to exercise all rights and remedies which Sublandlord may exercise upon such Event of Default and Sublandlord shall not thereafter be obligated to accept a cure by Subtenant of such monetary Event of Default (but prior to Sublandlord's commencing to exercise its rights and remedies, Sublandlord shall be obligated to accept such a cure). The provisions of this Section shall only apply to the first two
(2) monetary Events of Default (as above noted, the provisions of this Section shall not be applicable to a default relating to the payment of rent, additional rent or any other payment required to be made by the tenant under the Overlease) in any period of twelve (12) consecutive calendar months. Subtenant specifically acknowledges that it will not argue before any court, ADR tribunal or anyone that Sublandlord is obligated or required to accept any cure of any such Event of Default described in this Section after the expiration of the applicable time frame provided for after the Third Notice, Subtenant having negotiated for the giving of the Second and Third Notices in lieu of any other benefit or right provided to Subtenant at law, in equity or otherwise with respect to the right to cure such Events of Default.

                  29.10 (a) The provisions of Section 29.1(d) shall no longer apply to this Sublease, and Sublandlord shall cease to be entitled to consider an Event of Default to exist or to terminate this Sublease on account of an Event of Default under Section 29.1(d) in any of the following circumstances:

      (i) If this Sublease shall be assigned (but only if Sublandlord's consent, if required hereunder, has been obtained), in a transaction permitted hereunder, to an assignee which is not an Affiliate of Subtenant and provided that (i) such assignee or transferee does not thereafter become an Affiliate or Subtenant, or (ii) Subtenant, or an Affiliate of Subtenant, does not thereafter become the Subtenant under this Sublease; or

      (ii) if Sublandlord shall cease to be (and so long thereafter as Sublandlord shall continue not to be) an Affiliate of Joseph C. DiFeo or Samuel X. DiFeo.

                  (b) For purposes of Sections 29.1(c) and 29.1(d) a sublease other than this Sublease, or a lease which is originally considered a Group Sublease or a Group Lease shall cease to be a Group Sublease or Group Lease for such purposes if the sublandlord or landlord under such sublease or lease shall cease to be an Affiliate of Joseph C. DiFeo or Samuel X. DiFeo, but shall again be considered a Group Sublease or Group Lease if and so long as the sublandlord or landlord under such sublease or lease shall again be an Affiliate of Joseph
C. DiFeo or Samuel X. DiFeo.

                  29.11 Pursuant to the Tenant Cross-Guaranty, Subtenant has guaranteed the performance of the tenants under the Group Leases and the subtenants under the Group Subleases.

            30.  Purchase of Demised Premises

The Overlease may grant the Sublandlord an option to purchase the Demised Premises, a right of first refusal to purchase the

Demised Premises, the right of first offer to purchase the Demised Premises or other rights (collectively "Rights") concerning the purchase of the Demised Premises. Subtenant specifically acknowledges that Sublandlord has retained all of its rights with respect to the foregoing and Subtenant does not have any rights with respect to the foregoing. If Sublandlord, or an Affiliate of Sublandlord, acquires title to the Demised Premises at any time during the term of this Sublease, then this Sublease shall automatically be deemed to be a direct lease between Sublandlord (or the Affiliate of Sublandlord), as landlord, and Subtenant, as tenant, except that this Sublease shall automatically be deemed modified to incorporate all of the terms and provisions of the lease in the form of Exhibit D hereto, it being agreed, however, that the term of the direct lease between Sublandlord (or an Affiliate of Sublandlord) and Subtenant shall be for a term which is coterminous with the balance of the then effective term of this Sublease and that the Subtenant shall have the options to renew provided for in the Overlease and that the base rent, additional rent and other charges to be paid by the Subtenant, as tenant, to Sublandlord (or an Affiliate of Sublandlord), as landlord, shall be the same rent and additional rent which the Subtenant was required to pay under this Sublease. If a successor ("Successor") in interest to the Sublandlord with respect to this Sublease (other than an Affiliate of Sublandlord) or the Sublandlord's Rights acquires title to the Demised Premises then this Sublease shall automatically be deemed to be a direct lease between the Successor, as landlord, and Subtenant, as tenant. Each Successor shall execute a writing so assuming the obligations contained herein with respect to it.

            31.  Taxes

Subtenant shall be responsible for paying (or reimbursing Sublandlord, as appropriate) any and all taxes, assessments and charges, levied, assessed or imposed upon Sublandlord (other than income taxes, but including occupancy taxes which are measured by income) measured by (x) Sublandlord's ownership of its interest in this Sublease; (y) this Sublease; or (z) the rent or other charges produced by this Sublease. Nothing contained in the foregoing sentence shall require Subtenant to pay any franchise, income, corporate, estate succession, capital levy, stamp or transfer tax of Sublandlord or other taxes imposed on taxpayers generally as opposed to the owners or landlords of real property or on rents in particular. Nothing contained herein shall be deemed or construed to limit or diminish Subtenant's obligations contained elsewhere in this Sublease.

            32.  No Fiduciary Obligation

Sublandlord, an affiliate of Sublandlord, or persons comprising Sublandlord, may be a stockholder, partner or the like in Subtenant or an affiliate of Subtenant, which fact shall not impose any duty or obligation (fiduciary or otherwise) on the

Sublandlord in acting as sublandlord under this Sublease, it being specifically understood and agreed that Sublandlord shall have the right to do or not to do anything with respect to this Sublease to the same extent as if Sublandlord, an affiliate of Sublandlord or persons comprising Sublandlord were not a stockholder, partner or the like with or in Subtenant or an affiliate of Subtenant.

            33.  Warranties and Representations

Sublandlord represents to the Subtenant that, as of the date of this Sublease:

                  (i) the Overlease is in full force and effect;

                  (ii) attached hereto as Exhibit E is a complete copy of the Overlease, together with all amendments thereto and modifications thereof;

                  (iii) to the best of its knowledge, there exists no default on its part under the Overlease

                  (iv) The Sublandlord is the holder of the tenants interest under the Overlease and has not assigned the same; and

                  (v) There are no presently effective subleases or rights of occupancy entered into or granted by Sublandlord with respect to the Demised Premises.

            34.  Non-Recourse

There shall be absolutely no personal liability on the part of Sublandlord, its partners, agents, employees, shareholders, officers and directors or their successors or assigns with respect to any of the terms, covenants and conditions of this Sublease or with respect to any act, omission or negligence of the Sublandlord. Subtenant shall look solely to Sublandlord's estate and property in the Demised Premises for the satisfaction of Subtenant's remedies for the collection of any judgment or any other judicial process requiring the payment of money by Sublandlord, and no other property or assets of Sublandlord shall be subject to levy, execution or other enforcement procedure or for the satisfaction of Subtenant's remedies under or with respect to this Sublease, the relationship of Sublandlord and Subtenant or of Subtenant's use or occupancy of the Demised Premises.

            35.  Certain Definitions

As used herein:

                        (a) "Affiliate" shall have the meaning ascribed thereto in the Master Agreement.

                        (b) "TIHI Guaranty" shall have the meaning ascribed thereto in the Master Agreement.

                        (c) "EMCO Sub" shall mean the pledgor(s) under the EMCO Pledge(s).

                        (d) "Transaction Agreements" means, collectively, the Master Agreement and the Transaction Documents (as defined in the Master Agreement).

                        (e) Master Agreement" shall mean the Master Agreement, dated as of March 11, 1992, among Emco Motor Holdings, Inc., DiFeo Partnership, Inc., '21' International Holdings, Inc., Fair Cadillac-Oldsmobile Corp., Fair Chevrolet Corp., Fair Infiniti, Inc., Fair Imports Corp. (d/b/a Fair Acura), Fair Hyundai Corp., Fair Motors Corp. (d/b/a Fair Mitsubishi), Danbury-Mt. Kisco Saturn Corp. (d/b/a/ Saturn of Danbury), Hudson Toyota Inc., J & S Ford Inc., DiFeo Volkswagen Inc., DiFeo Hyundai Inc., J & F Oldsmobile Corp., DiFeo Subaru Inc., DiFeo Jeep-Eagle Inc., DiFeo Imports, Inc. (d/b/a/ Jersey City Mitsubishi), Park Pontiac-GMC Truck, Inc., DiFeo Buick Inc., DiFeo Autocenter Inc. (d/b/a/DiFeo Mazda), DiFeo Leasing Corporation, Somerset Motors Inc. (d/b/a/ DiFeo Lexus), Gateway Oldsmobile Inc. (d/b/a DiFeo Volkswagen of Bridgewater), DiFeo B.M.W., Inc., County Auto Group, Inc. (d/b/a County Toyota), Rockland Motors Corp. (d/b/a Rockland Mitsubishi), Samuel X. DiFeo and Joseph DiFeo, as the same may have been amended.

                        (f) "Group Leases" means the leases to be entered into contemporaneously herewith by Sublandlord (or Affiliates of Sublandlord) and Subtenant (or Affiliates of Subtenant) pursuant to the Master Agreement, a list of such Group Leases being attached hereto as Exhibit F.

                        (g) "Group Subleases" means this Sublease and all other subleases to be entered into contemporaneously herewith by Sublandlord (or Affiliates of Sublandlord) and Subtenant (or Affiliates of Subtenant) pursuant to the Master Agreement, a list of all such Group Subleases being attached hereto as Exhibit G.

                        (h) "ADR" shall have the meaning ascribed thereto in
Article 36.

                        (i) "EMCO pledge(s)" shall have the meaning ascribed to "EMCO Sub-Pledge Agreements (Leases)" in the Mater Agreement.

                        (j) "laws" shall mean all present and future laws and ordinances and the orders, rules, regulations and requirements of all federal, state and municipal governments and appropriate departments, commissions, board and officers thereof, which may be applicable to the Demised Premises and the sidewalks, curbs and vaults adjoining the same or to the use or manner of use of the Demised Premises, whether or not such requirement shall be foreseen or unforeseen, ordinary or extraordinary.

                        (k) "Tenant Cross-Guaranty" shall have the meaning ascribed thereto in the Master Agreement.

            36.  ADR

                  36.1 In such cases where this Sublease provides for the determination of any matter by arbitration or ADR, the same shall be settled and finally determined by the means of alternative dispute resolution as provided in the New Jersey Alternative Procedure for Dispute Resolution Act, N.J.S.A. 2A:23A-1, et seq., as in effect on the date of this Sublease, (the "Act") upon written notice given by any party to the other (the "Dispute Notice"), and to the umpire hereafter established. Except to the extent required by law, the proceedings under the Act shall be confidential and shall not be disclosed or discussed with persons not parties to this Sublease without the consent of all parties to the dispute. In the event a party to a dispute may suffer irreparable harm or injury, such party shall have the ability to seek provisional remedies, including but not limited to injunctive relief and other equitable remedies, to the fullest extent permitted by law pending completion of the process provided under this Article 36.

                  36.2 (a) Within thirty (30) days after the Dispute Notice is given the parties shall select three (3) umpires from among the persons listed in Subparagraphs (1) through (4) below in the order of priority listed below, i.e., if a person meeting the requirements of Subparagraph (1) is not able or willing to serve, a person meeting the requirements of Subparagraph (2) shall be selected, and so forth. In addition to meeting the requirements of Subparagraph
(1), (2), (3) or (4) below, the umpires must also satisfy the requirements described in Subparagraphs (b) and (d) below. A potential umpire is:

                        (1) Any retired judge of a United States District Court or a United States Circuit Court of Appeals;

                        (2) Any retired judge of any State Superior Appellate or Supreme Court;

                        (3) Any attorney licensed to practice law for more than fifteen (15) years or certified public accountant who has been certified for more than fifteen (15) years; and, in either case, who has either directly or indirectly, no conflict of interest; or

                        (4) Such other person upon whom the members of the selecting group agree.

                  (b) In addition to the requirements described in

Section 36.2(a) above, the umpires selected hereunder must:

                        (1) Be free of any potential for bias or conflict of interest with respect to either of the parties hereto, directly or indirectly or by virtue of any direct or indirect financial interest, family relationship or close friendship; and

                        (2) Be in a position to immediately hear the dispute and thereafter render a resolution within the time specified in Section 36.7 below.

                  (c) If the umpires are not selected within the period of time specified in Section 36.2(a) above, Sublandlord, on the one hand, and Subtenant, on the other hand, each shall promptly select an umpire which umpires shall select a third umpire who shall be the sole umpire. If the parties fail to so select umpires pursuant to the foregoing provisions within twenty (20) days after the expiration of the period described in Section 36.2(a), the sole umpire shall be selected by the Chief Judge of the United States District Court for the District of New Jersey or, if the Chief Judge is unable or unwilling to act, by the Chief Judge of the Southern District of New York or the President of the Bar Association of the City of New York. Such selection shall be in accordance with the requirements of Sections 36.2(a) and 36.2(b) above. The umpire to be selected pursuant to this Section 36.2(c) must be designated within thirty (30) days after the expiration of the period described in Section 36.2(a) above.

                  (d) Anything to the contrary herein notwithstanding, the following persons are not eligible to be an umpire under this Article: a party to this Sublease or any affiliate thereof; an employee or co-employee of any party to the dispute; or any person having material or undisclosed, financial or personal interests dependent on the success or failure of any of the parties.

                  (e) An umpire shall disqualify himself or herself if he or she is unable to handle the process promptly so as to render a resolution within a reasonable time, in no event to exceed forty-five (45) days after final testimony and/or brief and in all __________ not to extend beyond six months from the date the umpire is chosen, or such longer period to which the parties to the dispute and the umpire may agree.

                  36.3. The alternative resolution shall be held at such place as the umpire may determine within Essex County, New Jersey or such other location to which the parties may agree, to commence not later than ten (10) days after the umpire has been determined in accordance with Section 36.2.

                  36.4. All fees and expenses (including transcripts, room rental and fees of the umpire) of alternative dispute resolution, shall be paid as follows: 25% by the party or parties served with the Dispute Notice and 25% by the person(s) serving the Dispute Notice, with the remaining 50% allocated 10% to the prevailing party (or parties) and 40% to the non-prevailing party (or parties), as determined by the umpire (if the umpire does not determine a prevailing party then pro-rata to each of the material parties to the dispute as determined by the umpire) provided that the umpire shall have the right to order that such fees be paid in a different percentage if any of the parties have acted in bad faith (in which case he may shift other's shares to the bad faith party(ies). The fees payable to the umpire shall be his usual hourly rates for consulting or dispute resolution services, as the same may be in effect from time to time. Each party shall pay his own legal fees, costs and disbursements.

                  36.5. Each party shall be entitled to discovery by way of oral deposition, inspection and copying of all relevant documents within the care, custody or control of a party or a witness, and when authorized by the umpire, by way of interrogatories. All discovery shall be complete within forty-five
(45) days of the appointment of the umpire. All documents to be relied upon by any party to the proceeding shall be provided to the others no later than two weeks before the hearing date for the proceedings. The time periods for discovery may be extended by the umpire for good cause, provided that he is able to meet the time requirement of Section 36.7.

                  36.6. When appropriate under applicable New Jersey substantive and procedural law, the umpire shall have full and complete authority to award provisional relief, on an ex parte basis or otherwise.

                  36.7. The umpire shall make the award and serve notice thereof upon all parties within six (6) months of the date the umpire is designated, or such longer period to which the parties to the dispute and the umpire may agree. If the umpire fails to make his decision in accordance with substantive law, or to properly apply the facts to the law, the umpire's award will be deemed to have been procured by "undue means" and "beyond his power." Any party may apply to court in accordance with the Act to have the umpire's decision confirmed, reviewed, modified, affirmed or remanded to the umpire with directions.

                  36.8. Except as otherwise provided herein, the Act shall govern the procedures and methods for any Alternative Dispute Resolution undertaken pursuant to this Sublease. Except as expressly provided above, the umpire may not modify the provisions of this Article. Except as expressly provided to the contrary above, and to the extent otherwise not inconsistent with this Sublease and the Act, proceedings under this Article, including efforts to mediate the dispute, shall be governed by the "Rules for Non-Administered Arbitration of Business Disputes" (Final Draft, June 14, 1989) by the CPR (NY).

            37.  Miscellaneous

                  37.1 This Sublease may not be modified or amended except by a writing executed by both parties.

                  37.2 This Sublease shall be governed by and shall be construed in accordance with the laws of the State in which the Demised Premises is located.

                  37.3 The covenants and agreements herein contained shall bind and inure to the benefit of Sublandlord and Subtenant and their respective successors and assigns (but in the case of Subtenant only, permitted assigns).

                  37.4 Sublandlord and Subtenant agree that they are not partners or joint venturers by reason of this Sublease.

                  37.5 The persons and entities signing this Sublease for Sublandlord and Subtenant respectively each represents and warrants that this Sublease has been duly authorized, executed and delivered by Sublandlord and Subtenant, as the case may be.

                  37.6 Neither acceptance of the keys nor any other act or thing done by Sublandlord or any agent or employee of Sublandlord during the term of this Sublease shall be deemed to be an acceptance or a surrender of the Demised Premises. Surrender of the Demised Premises can only be effected by agreement in writing signed by Sublandlord accepting or agreeing to accept such a surrender.

                  37.7 Sublandlord and Subtenant hereby waive trial by jury in any action or proceeding (including counterclaims) brought by either against the other in any matters arising out of or relating to this Sublease which are not required to be decided pursuant to the alternative dispute resolution mechanism set forth herein.

                  37.8 This Sublease contains the entire agreement between the parties concerning the subleasing of the Demised Premises by Sublandlord to Subtenant. All prior descriptions and negotiations between the parties regarding the subject matter of this Sublease are merged into and superseded by this Sublease.

                  37.9 The captions herein are for convenience of reference only and shall not be deemed to define, limit or describe the scope or intendment of any provision of this Sublease.

            IN WITNESS WHEREOF, Sublandlord and Subtenant have duly executed and delivered this Sublease as of the day and year first above written.

WITNESS                            DIFEO BMW, INC.

                                       By:
                                      Name:
                                      Its:



                                   DIFEO BMW PARTNERSHIP

                                   By: /s/ Ezra P. Mager
                                   Name: Ezra P. Mager
                                    Its: CEO

              EXHIBIT A TO SUBLEASE BETWEEN DIFEO BMW, INC. AND
                              DIFEO BMW PARTNERSHIP



             Lease dated January 6, 1992 between Michael Zullo, Sr. and Bertha Zullo, as landlord, and DiFeo BMW, Inc., as tenant.

                          EXHIBIT B TO SUBLEASE BETWEEN
                    DIFEO BMW, INC. AND DIFEO BMW PARTNERSHIP



Report Of Site Investigation For Various Automobile Dealerships In New Jersey, New York and Connecticut - SE # 2519, Prepared For: EMCO Motor Holdings, Inc. by Storch Engineers - Dated June 2, 1992, as amended.

                          EXHIBIT C TO SUBLEASE BETWEEN
                    DIFEO BMW, INC. AND DIFEO BMW PARTNERSHIP


                           Additional Representations
                          And Warranties of Sublandlord


            1. Existence. Sublandlord is a corporation duly organized, validly existing and in good standing under the laws of its state of organization and has all requisite power and authority to enter into this Sublease and the Rent Adjustment and Takeback Agreement (collectively, the "Lease Documents") to which it is a party and to perform its obligations hereunder and thereunder; and has all requisite corporate power and authority to own its properties and assets and conduct its business as it is now being conducted.

            2. Authority; Consents. The execution, delivery performance by Sublandlord of the Lease Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate, partnership or other action, and no other corporate, partnership or other action on the part of Sublandlord is necessary for the execution, delivery and performance by Sublandlord of any Lease Document to which it is a party and the consummation by it of the transactions contemplated hereby and thereby. Subject to Section 4.23 of the Master Agreement (which exclusively governs Environmental Health and Safety Matters) and except as disclosed on Schedule C-1 hereto, or in the Master Agreement, neither the execution nor the delivery by Sublandlord of any Lease Document to which it is a party, nor the consummation of any of the transactions contemplated hereby or thereby, nor compliance with nor fulfillment by Sublandlord of the terms and provisions hereof or thereof, will, except as disclosed on Schedule C-1 hereto,
(i) conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under (A) the Certificate or Articles of Incorporation, Bylaws, partnership agreement, or other organizational documents of Sublandlord, or (B) any lease, contract, instrument, mortgage, deed of trust, trust deed or deed to secure debt evidencing or securing indebtedness for borrowed money, any financing lease, any law, rule, regulation, judgment, order, award, decree or other restriction of any kind to which Sublandlord is a party or by which it is bound and the Demised Premises is subject, (ii) require Sublandlord to obtain the consent, approval, authorization or other order or action of, or filing with, any court, governmental authority or regulatory body,
(iii) require the consent, approval, authorization or order of any person or entity under, and will not conflict with, or result in the breach, lapse or termination of, or constitute a default under, or result in the acceleration of the performance by Sublandlord under, any material lease, permit, license, contract, mortgage, deed of trust, trust deed, deed to secure debt, other lease, indenture or other instrument to which Sublandlord is a party and by which the Demised Premises is subject, (iv) give any party with rights under any instrument, contract (including any sale/leaseback agreement), lease, mortgage, deed of trust, trust deed, deed to secure debt, judgment, order, award, decree or other restriction the right to terminate, modify or otherwise change the rights or obligations of any party under such instrument, contract, lease, mortgage, deed of trust, trust deed, deed to secure debt, judgment, order, award, decree or other restriction or (v) require any declaration, filing or registration with any governmental or regulatory authority by Sublandlord. Each Lease Document has been duly executed and delivered by Sublandlord and (assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto), constitutes a legal, valid and binding obligation of Sublandlord, enforceable against Sublandlord in accordance with its respective terms (except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor's rights generally and laws restricting the availability of equitable remedies and may be subject to general principles of equity whether or not such enforceability is considered in a proceeding at law or in equity).

            3. No Litigation. There is no action, lawsuit, claim, counterclaim, proceeding or investigation (or group of related actions, lawsuits, claims, proceedings or investigations) pending or, to the knowledge of Sublandlord, Joseph DiFeo or Samuel DiFeo, threatened against or affecting Sublandlord that seeks to restrain or enjoin the consummation of the transactions contemplated by any Lease Document.

            4. Title to Assets. Sublandlord has the legal right to use all of the Demised Premises.

            5. Compliance. Except as otherwise disclosed in the Master Agreement, Sublandlord is not in default under or in violation of, any applicable franchise, permit or license, its Articles or Certificate of Incorporation (or other charter document), Bylaws, partnership agreement or other organizational document, any promissory note, indenture or any evidence of indebtedness or security therefor, mortgage, lease, Contract (as hereinafter defined) or any other instrument to which it is a party and by which it or the Premises is or may be bound.

            6. Litigation. Except as disclosed in Schedule C-1 hereto or in the Master Agreement and except for Environmental Health and Safety Matters which are governed exclusively by Section 4.23 of the Master Agreement, there is no action, lawsuit, claim, counterclaim, proceeding, or investigation (or group or related actions, lawsuits, claims, proceedings or investigations) pending or, to the knowledge of Sublandlord, threatened, against or affecting Sublandlord in any court, or before any Federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind, and as of the date hereof Landlord knows of no reasonable basis for any such action, lawsuit, claim, proceeding, or investigation (or group of related actions, lawsuits, claims, proceedings or investigations) which seeks to restrain or enjoin the consummation of the transactions contemplated by the Lease Documents or would materially adversely affect Subtenant or Subtenant's use and occupancy of the Demised Premises. Except as disclosed in Schedule C-1 or in the Master Agreement, Sublandlord is not in default, and no condition exists that with notice or the lapse of time or both would constitute a default, with respect to any judgment, order writ, injunction or decree of any court or before any Federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting or relating to the business of Sublandlord. No condemnation proceeding has commenced or, to the knowledge of Sublandlord, is threatened to be commenced against any of the Demised Premises.

            7. Contracts. Except as otherwise disclosed in the Master Agreement, Schedule C-1 hereto lists all of the following contracts of Sublandlord relating to the Demised Premises ("Contracts"): (i) any lease, sublease or other right of occupancy, (ii) any contract, commitment or option to sell or lease the Demised Premises, (iii) any mortgage, hypothecation, deed of trust, equipment lease, conditional sales agreement or similar instrument which place a lien or encumbrance upon the Demised Premises, (iv) any other contract relating to rights in the Demised Premises which will, or has the reasonable likelihood to, materially adversely interfere with Subtenant, this Sublease or the use and occupancy of the Demised Premises by Subtenant pursuant to this Sublease, or (v) any other contract which would be binding on Subtenant hereunder. Sublandlord has made available to Subtenant true and complete copies of all Contracts, all as presently in effect. This representation shall not be deemed to affect, or to be affected, by any environmental matter or Environmental Claims, each of which is governed exclusively by the Master Agreement.

            Any dispute with respect to the foregoing representations and warranties shall be resolved by ADR pursuant to Article 36.

                                  SCHEDULE C-1

     The consent of the overlandlord of the Demised Premises is required.

     The Sublandlord is a party to the Overlease.

     Incorporated herein by reference is all that which is disclosed in the Master Agreement.

                                      LEASE


            This LEASE is dated as of October 1, 1992, by and between J & S Equity Associates, a New Jersey partnership, having an office at c/o Dealership Management, 585 Route 440, Jersey City, New Jersey ("Landlord"), and DiFeo Buick-Pontiac-GMC Truck Partnership, a New Jersey general partnership, having an address c/o EMCO Motor Holdings, Inc., 153 East 53rd Street, New York, New York 10022 ("Tenant").

                              W I T N E S S E T H:

            That Landlord in consideration of the rents reserved in this Lease to be paid by Tenant and in consideration of the covenants, agreements and conditions herein contained to be observed and fulfilled by Tenant, hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the real property (the "Land") situate, lying and being in Jersey City, New Jersey, as more particular bounded and described in Exhibit A.

            TOGETHER with the Buildings and the Appurtenances (as hereinafter respectively defined; the Land, the Buildings and the Appurtenances, collectively, the "Premises").

            SUBJECT to the mortgages specified in Exhibit A and any easements, restrictions and other matters of record against the Premises as of the date hereof.

            TO HAVE AND TO HOLD the Premises unto Tenant, its successors and assigns, for a term commencing on the date hereof (the "Term Commencement Date") and expiring on the last day of the calendar month in which occurs the tenth
(10th) anniversary of the Term Commencement Date, subject to extension as provided in Article 17, unless this Lease shall sooner terminate as hereinafter provided, upon and subject to the terms and conditions hereinafter set forth.

            AND Landlord and Tenant covenant and agree as follows:

ARTICLE 1.

BASE, ESCALATION AND ADDITIONAL RENT
            Section 1.1. Base Rent. Tenant shall pay to Landlord during the term hereof in lawful money of the United States of America, by check subject to collection, at the address of the Landlord specified above or at such place as Landlord may from time to time designate, without notice or demand, a net annual base rental (the "Base Rent"), in equal monthly installments in advance on the twenty-fifth (25th) day of the calendar month preceding the month to which such installment of Base Rent relates, at a rate of $156,000 per annum, subject to adjustment as provided in this Article 1 and Article 17. Notwithstanding the foregoing (and without limitation of any other rights or remedies provided to Landlord hereunder), if during any twelve (12) month period Tenant shall be more than five (5) days late in the payment of two (2) monthly installments of Base Rent hereunder, then, for the twelve (12) months following such second (2nd) instance, Base Rent hereunder shall be payable on the fifteenth (15th) day of the calendar month preceding the month to which such installment of Base Rent relates.

            Section 1.2. Base Rent Adjustments. (a) The Base Rent shall be adjusted as and to the extent required in Section 11 of the Rent Adjustment and Takeback Agreement.

            (b) The Base Rent shall be adjusted as of the third (3rd) anniversary of the Term Commencement Date (the "First Adjustment"), and as of the ninety-first (91st) calendar month anniversary of the Term Commencement Date (the "Second Adjustment"), to an amount equal to the fair market rental value of the Premises, determined as provided in this Section, as of said third (3rd) anniversary (for the First Adjustment) and as of such ninety-first (91st) month anniversary (for the Second Adjustment), which fair market rental value shall be determined by agreement of the parties or, failing such agreement within 180 days prior to the respective date referred to above, by arbitration which shall be conducted in the manner provided in Article 18 in which the arbitrator shall determine the fair market rental value of the Premises (for automobile dealership use only (or any other Vehicle-Related Use or other use for which the Premises are in fact being used, but only to the extent that such other Vehicle-Related Use or other use is a higher and better use of the Premises than as an automobile dealership) and taking into consideration the obligations of Tenant under this Lease (the arbitrator is to conclusively presume that the Premises are in good condition and repair, are undamaged by any fire or other casualty and are free of any environmental contamination), the character and location of the Premises, the absence of a brokerage commission, work letter or rent concessions, any further provisions for adjustment of Base Rent, and other factors customarily taken into account in calculating fair market rental value of real property, but excluding any valued added by Alterations in the nature of new Buildings (other than where Tenant has demolished and replaced a Building existing on the date hereof, in which event any value added by such Alternations shall be included) or additions to Buildings existing on the date hereof and undertaken by Tenant, but including renovations or restorations to (but not expansions of) Buildings existing as of the date hereof, determined as of the date the Base Rent is to be adjusted).

            (c) With respect to the First Amendment, by a separate Rent Adjustment and Takeback Agreement, the parties have agreed that the First Adjustment under all of the Group Leases shall in the aggregate result in an increase in Base Rent under all Group Leases of at least $288,000 per annum, but not more than $864,000 per annum (although under certain circumstances these numbers may be adjusted, as provided in the Rent Adjustment and Takeback Agreement). The First Adjustment determined pursuant to subsection (b) of this Section shall therefore be subject to further adjustment pursuant to the Rent Adjustment and Takeback Agreement.

            (d) With respect to the Second Adjustment, by a separate Rent Adjustment and Takeback Agreement, the parties have agreed that the Second Adjustment under all of the Group Leases shall in the aggregate result in an increase (together, cumulatively with the aggregate increase of the First Adjustment) in Base Rent under all Group Leases of at least $576,000 per annum (although under certain circumstances this number may be adjusted, as provided in the Rent Adjustment and Takeback Agreement), but not more than a maximum amount, in excess of the $576,000 per annum minimum (as such minimum may be so adjusted), determined pursuant to the Rent Adjustment and Takeback Agreement. The Second Adjustment determined pursuant to subsection (b) of this Section shall therefor be subject to further adjustment pursuant to the Rent Adjustment and Takeback Agreement.

            (e) After the First Adjustment or the Second Adjustment, or any other adjustment pursuant to Section 11 of the Rent Adjustment and Takeback Agreement, has been determined, then, at either party's request, the parties shall enter into an agreement confirming the amount of the First Adjustment or the Second Adjustment, or such other adjustment, but failure to enter into the same shall not affect the rights or obligations of the parties hereunder.

            Section 1.3. Net Lease. This Lease shall be deemed and construed to be an absolutely "net lease", except as herein expressly provided to the contrary. It is the intent of Landlord and Tenant that the Base Rent shall be absolutely net to Landlord so that this Lease shall yield to Landlord the Base Rent, and that all costs, expenses, charges, assessments, impositions and obligations of every kind and nature relating to the Premises which may arise or become due during the Term, whether foreseen or unforeseen, ordinary or extraordinary, shall be the responsibility of Tenant, except (i) as expressly provided to the contrary in this Lease, or (ii) for obligations relating to Fee Mortgages and liens created by Landlord, or other agreements entered into by Landlord relating to the Premises, to the extent that the same are not expressly assumed in writing by Tenant or that Tenant expressly agrees to comply with the same hereunder. Tenant shall pay to Landlord the Base Rent and other payments hereunder free of any charges, assessments, impositions or deductions of any kind and without abatement, deduction, demand, notice, or set-off, except as otherwise expressly provided in this Lease.

            Section 1.4. Prorations; Additional Rent; Adjustments. (a) If the Term Commencement Date or the expiration date of the Term, or the date on which the First Adjustment or the Second Adjustment shall become effective, shall be other than the first and last day, respectively, of a calendar month, the monthly installment of Base Rent for such month shall be prorated on a per diem basis. If any period to which a payment of additional rent hereunder relates shall not be wholly within the Term of this Lease, such payment of additional rent shall be prorated on a per diem basis.

            (b) All additional rent, sums, charges and other payments provided for under this Lease, other than Base Rent, shall be deemed additional rent and shall constitute rent payable hereunder with the same effect as if the same were Base Rent reserved and provided for herein and, in the event of the non-payment by Tenant of such additional rent when due hereunder, Landlord shall have the same rights and remedies in respect thereof as Landlord shall or may have in respect of non-payment of Base Rent reserved and provided for herein.

            (c) Landlord and Tenant shall cooperate with each other in making apportionments for Impositions, utility payments and premiums on transferable insurance policies which are in fact transferred to Tenant, except to the extent that such apportionments are taken into account under the Master Agreement, it being the intention of the parties to avoid duplication of such adjustments. Landlord shall pay to Tenant or Tenant shall pay to Landlord, as the case may be, the net amount, if any, owing by one to the other promptly after such apportionments have been agreed upon. Any dispute between the parties hereto in connection with the making of such apportionments shall be resolved pursuant to ADR as set forth in Article 18.

ARTICLE 2.

CERTAIN DEFINITIONS

            As used herein:

            (a) "ADR" shall have the meaning ascribed thereto in Article 18;

            (b) "Affiliate" shall have the meaning ascribed thereto in the Master Agreement;

            (c) "Alterations" shall have the meaning set forth in Section 10.1;

            (d) "Appurtenances" means all easements, licenses, privileges, rights and appurtenances related to the Land or the Buildings;

            (e) "Buildings" means any buildings, structures or improvements now or hereafter erected or situated on the Land, the foundations and footings thereof, any and all fixtures, equipment, machinery and other tangible personal property of every kind and nature whatsoever now or hereafter affixed or attached thereto;

            (f) "Condemnation Proceeds" shall have the meaning set forth in
Section 9.2;

            (g) "Constructive Total Taking" shall have the meaning set forth in
Section 9.1;

            (h) "Dealerships" shall have the meaning ascribed thereto in the Master Agreement;

            (i) "Depositary" shall have the meaning set forth in Section 10.1;

            (j) "Deposited Sums" shall have the meaning set forth in Section
11.1;

            (k) "EMCO" means EMCO Motor Holdings, Inc., a Delaware corporation;

            (l) "EMCO SUB" shall mean the pledgor(s) under the EMCO Pledge(s);

            (m) "EMCO Pledge(s)" shall have the meaning ascribed to "EMCO SUB Pledge Agreements (Leases)" in the Master Agreement.

            (n) "Event of Default" has the meaning set forth in Article 15;

            (o) "Fee Mortgage" shall mean any mortgage or deed of trust placed upon fee title to all or any portion of the Premises, and all renewals, refinancings, modifications, replacements and extensions thereof, and "Fee Mortgagee" shall mean the holder of any Fee Mortgage;

            (p) "Full Insurable Value" means the actual replacement cost of the Buildings (excluding foundation and excavation costs) and shall be determined at the request of Landlord by an architect, appraiser, appraisal company or one of the insurers, selected by Landlord and reasonably acceptable to and paid for by Tenant, but such determination shall not be required to be made more frequently than once every 36 months, unless such determination is required by an Institutional Fee Mortgage (subject to Section 21.5);

            (q) "Group Leases" means this Lease and all other leases to be entered into contemporaneously herewith by Landlord (or Affiliates of Landlord) and Tenant (or Affiliates of Tenant) pursuant to the Master Agreement, a list of all such Group Leases being attached hereto as Exhibit B;

            (r) "Group Subleases" means the subleases to be entered into contemporaneously herewith by Landlord or Affiliates of Landlord and Tenant or Affiliates of Tenant pursuant to the Master Agreement, a list of such Group Subleases being attached hereto as Exhibit C;

            (s) "Impositions" shall have the meaning set forth in Section 3.1;

            (t) "Institution" means a savings and loan association, a savings bank, a commercial bank or trust company (whether acting individually or in any fiduciary capacity), an insurance company, an educational institution or a state, municipal or similar public employees' welfare, pension or retirement fund or system, a real estate investment trust or any other corporation or organization subject to supervision and regulation by the insurance or banking departments of the State of New York, the State of New Jersey, the State of Connecticut, or the United States Treasury, or any successor department or departments hereafter exercising the same functions as said departments;

            (u) "Institutional Fee Mortgage" and "Institutional Fee Mortgagee" mean, respectively, a Fee Mortgage held by an Institution and the Institution which is the holder of an Institutional Fee Mortgage;

            (v) "Institutional Mortgage" and "Institutional Mortgagee" mean, respectively, a Mortgage held by an Institution and the holder of an Institutional Mortgage;

            (w) "Landlord Guaranty" shall have the meaning ascribed to the "Landlord Cross-Guaranty" in the Master Agreement.

            (x) "Laws" shall have the meaning set forth in Section 7.1;

            (y) "Master Agreement" shall mean the Master Agreement, dated as of March 11, 1992, among Emco Motor Holdings, Inc., DiFeo Partnership, Inc., '21' International Holdings, Inc., Fair Cadillac-Oldsmobile Corp., Fair Chevrolet Corp., Fair Infiniti, Inc., Fair Imports Corp. (d/b/a Fair Acura), Fair Hyundai Corp., Fair Motors Corp. (d/b/a Fair Mitsubishi), Danbury-Mt. Kisco Saturn Corp. (d/b/a Saturn of Danbury), Hudson Toyota Inc., J & S Ford Inc., DiFeo Volkswagen Inc., DiFeo Hyundai Inc., J & F Oldsmobile Corp., DiFeo Subaru Inc., DiFeo Jeep-Eagle Inc., DiFeo Imports, Inc. (d/b/a Jersey City Mitsubishi), Park Pontiac-GMC Truck, Inc., DiFeo Buick Inc., DiFeo Autocenter Inc. (d/b/a DiFeo Mazda), DiFeo Leasing Corporation, Somerset Motors Inc. (d/b/a DiFeo Lexus), Gateway Oldsmobile Inc. (d/b/a DiFeo Volkswagen of Bridgewater), DiFeo B.M.W., Inc., County Auto Group, Inc. (d/b/a County Toyota),

Rockland Motors Corp. (d/b/a Rockland Mitsubishi), Samuel X. DiFeo and Joseph DiFeo, as the same may have been amended.

            (z) "Mortgage" means any mortgage or deed of trust constituting a lien on Tenant's interest in this Lease and all renewals, refinancings, modifications, replacements and extensions thereof;

            (aa) "Prime Rate" means the prime commercial lending rate from time to time announced by The Chase Manhattan Bank, N.A. ("Chase") to be in effect at its principal office in New York, New York or, if Chase no longer announces such a rate, then a comparable rate selected by Landlord and reasonably acceptable to Tenant;

            (bb) "Rent Adjustment and Takeback Agreement" shall mean the Rent Adjustment and Takeback Agreement, dated as of the date hereof, among Fair Imports Corp., J & S Equity Associates, Fair Motors Corp. and DiFeo BMW, Inc. (collectively, the sublandlords), Fair Imports Partnership, DiFeo Volkswagen Partnership, DiFeo Hyundai Partnership, Fair Motors Partnership, DiFeo BMW Partnership, and DiFeo Autocenter Partnership (collectively, the subtenants), Fair Realty Company, Rockland Realty Associates, Boundbrook Realty Associates, J & S Equity Urban Renewal Corp. and J & S Equity Associates (collectively, the landlords), Fair Hyundai Partnership, Danbury-Mt. Kisco Saturn Partnership, Fair Cadillac-Oldsmobile-Isuzu Partnership, Rockland Motors Partnership, DiFeo Oldsmobile Partnership, Somerset Motors Partnership, Hudson Motors Partnership, DiFeo Jeep-Eagle Partnership, J & F Oldsmobile-Isuzu Partnership, DiFeo Subaru Partnership, DiFeo Autocenter Partnership, DiFeo Buick-Pontiac-GMC Truck Partnership, and DiFeo Imports Partnership (collectively, the tenants).

            (cc) "Space Tenant" shall have the meaning set forth in Section
14.7;

            (dd) "Tenant Guaranty" shall have the meaning ascribed to the "Tenant Cross-Guaranty" in the Master Agreement.

            (ee) "Term" means the initial term and each successive renewal term effected pursuant to Article 17;

            (ff) "TIHI Guaranty" shall have the meaning ascribed thereto in the Master Agreement;

            (gg) "Transaction Agreements" means, collectively, the Mater Agreement and the Transaction Documents (as defined in the Master Agreement);

            (hh) "Work" shall have the meaning set forth in Section 11.2.

ARTICLE 3.

IMPOSITIONS

            Section 3.1. Payment of Impositions. As additional rent, Tenant shall pay, before any fine, penalty, interest or cost may be added thereto for the non-payment thereof (or at such earlier and commercially reasonable time as is required by a Institutional Fee Mortgagee or a Fee Mortgagee on the date hereof which is not an Institution), all real estate taxes, assessments, special assessments, water and sewer rates and charges, vault charges, occupancy taxes measured by income, license and permit fees and other governmental levies and charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature (collectively, "Impositions") which are assessed, levied, confirmed, imposed or become a lien upon or are due and payable with respect to the Premises or the sidewalks or streets in front of or adjoining the same, or are assessed, levied, confirmed or imposed upon Landlord as owner of the Premises and/or as the Landlord under this Lease or as the recipient of rents or other charges produced by this Lease, and which become or are payable, during the Term (including any interest imposed thereon by reason of an election to pay the same in installments), and any and all other taxes, assessments and charges levied, assessed or imposed upon the Premises or any portion thereof or upon Landlord as an owner of the Premises and/or as the Landlord under this Lease or in respect of the rents or other charges produced by this Lease in lieu of or in addition to the foregoing, including in substitution of or in addition to any other Impositions (for such purpose, the Imposition in question shall be calculated as if the Premises were the sole asset of Landlord); provided, that if, by law, any Imposition is payable or at the option of the taxpayer may be paid in installments (whether or not interest shall accrue on the unpaid balance thereof), Tenant may pay the same (and any accrued interest on the unpaid balance) in installments (and Landlord shall cooperate with Tenant in any application by Tenant to pay the same in installments) and shall pay only such installments as may become due during the Term as the same respectively become due and before any fine, penalty, interest or cost may be added thereto for non-payment thereof (or at such earlier and commercially reasonable time as is required by an Institutional Fee Mortgagee or a Fee Mortgagee on the date hereof which is not an Institution); and provided, further, that any Imposition relating to a fiscal period of a taxing authority, a part of which period is included within the Term of this Lease and a part of which is included in a period of time before the Term Commencement Date or after the expiration or earlier termination of this Lease, shall (whether or not such Imposition shall be assessed, levied, confirmed, imposed or become a lien upon the Premises, or shall become payable, during the Term) be appropriately pro-rated between Landlord and Tenant, subject to Section 1.4(c).

            Section 3.2. Taxes Not Included In Impositions. Nothing in this Lease contained shall require Tenant to pay any franchise, income, corporate, estate, inheritance, succession, capital levy, stamp or transfer tax of Landlord or other taxes imposed on taxpayers generally as opposed to the owners of real property or on rents in particular. In the event of a dispute between Landlord and Tenant as to whether or to what extent a tax is an Imposition, such dispute shall be determined by ADR in the manner provided in Article 18.

            Section 3.3. Receipts for Impositions. Tenant shall, upon request of Landlord, furnish to Landlord within fifteen (15) days after the date when any Imposition is payable, official receipts of the appropriate taxing authority, or other evidence satisfactory to Landlord, evidencing the payment thereof.

            Section 3.4. Right to Contest Impositions. Tenant, after prior notice to Landlord, shall have the right to contest the amount or validity, in whole or in part, of any Imposition by appropriate proceedings, and to pay any Imposition under protest or with reservation of rights. Notwithstanding Section 3.1, and only if payment of the Imposition in question would bar such contest, Tenant may postpone such payment pending resolution of such contest if (i) Tenant deposits with Landlord in cash, cash equivalents or a clean, irrevocable letter of credit in form and with an issuer reasonably acceptable to Landlord, as a reserve for payment thereof, the amount of such Impositions being contested, plus all fines, interest, penalties and costs which may become due pending the determination of such contest, in such amounts as Landlord may reasonably request from time to time, and (ii) no part of the Premises shall be in any danger of sale or forfeiture within the next 120 days by reason of such nonpayment; provided, however, that Tenant may not postpone such payment if, subject to Section 21.5, (i) postponement of such payment would violate the terms and provisions of any Institutional Fee Mortgage (and the Institutional Fee Mortgagee refuses to waive the same), or (ii) Tenant does not comply with the terms and conditions of such Institutional Fee Mortgage, relating to such postponement (but Tenant will not be obligated to deposit sums for the same obligations with both Landlord and an Institutional Fee Mortgagee). Upon the termination of such proceedings, or if the Premises at any time become in danger of sale or forfeiture by reason thereof within the next 120 days, Tenant shall pay the amount of such Imposition or part thereof, the payment of which may have been deferred during the prosecution of such proceedings, together with any costs, fees, interest, penalties or other liabilities in connection therewith. Without limiting the foregoing, Tenant shall have the right to apply for a reduction in the assessed valuation of the Premises or for an abatement of or exemption from any Imposition, for any fiscal or tax year during any part of which the Term of this Lease is in effect. Landlord shall, at Tenant's request, join in any such proceedings or permitting the same to be brought in its name if required by law. Landlord shall not be subjected to any liability for the payment of any costs or expenses in connection with any such proceedings unless Landlord intervenes and takes an affirmative part therein (but Tenant shall be entitled to control such proceedings), and Tenant shall indemnify and save harmless Landlord from any such costs or expenses, except in the case of such intervention. If Tenant has not commenced such a proceeding for a particular period or Imposition within a reasonable time prior to the last date on which such a proceeding may be commenced, and fails to commence the same within thirty (30) days after notice from Landlord referring to this Section, Landlord shall have the right to commence, maintain and control, at Landlord's sole cost and expense, such a proceeding (a "Landlord Proceeding") for such period or Imposition. Any refund or rebate of any Impositions and interest or penalties thereon shall belong to Landlord except to the extent it is based on a payment made by Tenant or to a payment made by Landlord to the extent Landlord has been reimbursed therefor by Tenant, in which case it shall belong to Tenant, notwithstanding the expiration or sooner termination of this Lease. Any refund or rebate so belonging to either party and received by the other party shall be deemed trust funds and as such are to be received by the recipient party in trust and forthwith paid to the other party, in accordance with this Article. Each party agrees, promptly upon request by the other party, to execute and deliver any receipt which may be necessary to effectuate the provisions of this Section. If any such refund or rebate is subject to apportionment between Landlord and Tenant as hereinabove provided, all costs and expenses (including experts and attorneys' fees and disbursements) incurred by Tenant, or by Landlord in the case of a Landlord Proceeding, in connection with obtaining such refund or rebate shall first be deducted from the amount thereof.

            Section 3.5. Evidence of Impositions. The certificate, advice, bill or receipt by an appropriate official legally authorized to make or give the same shall be prima facie evidence that an Imposition was due and payable on the date thereof, or has been paid, and either party shall be entitled to rely thereon.

            Section 3.6. Tenant Taxes. Tenant shall at all times be responsible for and shall pay directly to the applicable taxing authority, before delinquency, all taxes and assessments which shall or may during the Term be charged, levied, assessed or imposed on Tenant with respect to Tenant's right to occupy the Premises and any personal property of any kind owned, used or installed by Tenant at the Premises or in connection with (a) the operation of the Premises or (b) Tenant's business conducted on or at the Premises.

            Section 3.7. Payments to Institutional Fee Mortgagee. If the provisions of a Fee Mortgage permit an Institutional Fee Mortgagee, or a Fee Mortgagee on the date hereof which is not an Institution, to require payment of some or all of the Impositions by Landlord to be held in escrow by such Fee Mortgagee to enable such Fee Mortgagee to pay the same, and such Fee Mortgagee so requires, then Tenant, at the direction of Landlord, shall make such payments to such Fee Mortgagee (or to Landlord, as directed by Landlord, in which event Landlord agrees to pay the same to such Fee Mortgagee) in the amounts and at the times required by such Fee Mortgagee. Payment of such amounts by Tenant shall be deemed, to the extent thereof, to relieve Tenant of its obligations hereunder with respect to such Impositions. If such Fee Mortgagee fails or refuses to apply the sums so paid by Tenant in payment when due of the Impositions to which such sums relate (unless applied by such Fee Mortgagee to cure a default under its Fee Mortgagee, which default resulted from the failure by Tenant to perform or observe an obligation imposed against it under this Lease, within applicable grace periods hereunder), and if Landlord shall not pay or cause to be paid such Impositions within thirty (30) days after demand by Tenant, Tenant may, at its option, pay the same and offset the sums so paid against the next Base Rent due hereunder and Landlord shall, if insufficient Base Rent shall thereafter be payable, pay the same to Tenant; provided, however, that if within such thirty
(30) day period Landlord disputes Tenant's right to such offset by notice to Tenant, then the matter shall be resolved by ADR as provided in Article 18, pending resolution of which dispute by ADR, Tenant shall have no right to an offset.

            Section 3.8. Allocation. If the Premises are a part of a single tax lot with the premises demised under one or more other Group Leases, then Tenant shall pay its allocable share of the Impositions thereon as determined in the Rent Adjustment and Takeback Agreement, but shall be jointly and severally liable with the tenants under the other such Group Leases for the payment of all Impositions assessed on the basis of such single tax lot; provided, however, that if a transaction described in Section 15.11(a)(i) or (a)(ii) shall occur to this Lease, then the assignee or subtenant in question shall only be liable for its allocable share of such Impositions thereon, as so determined.

            Section 3.9. Survival. The provisions of this Article 3 shall survive the expiration or sooner termination of this Lease.

ARTICLE 4.

INSURANCE

            Section 4.1. Required Insurance. At all times during the Term of this Lease, Tenant shall, at Tenant's expense, keep, provide and maintain in force the following insurance:

                  (i) Property insurance covering the Buildings against loss or damage from such causes of loss as are embraced by insurance policies of the type now known as "All Risks" or "Open Perils" property insurance on a replacement cost basis with an Agreed Value Endorsement waiving co-insurance, all in an amount not less than one hundred per cent (100%) of the then Full Insurable Value, without deduction for physical depreciation thereof. Such property insurance shall include a Demolition and Increased Cost of Construction Endorsement as well as such other insurance as the Landlord may from time to time reasonably require to cover other risks and hazards affecting the Premises;

                  (ii) Flood insurance if required by law, in amounts required by law;

                  (iii) Boiler and machinery insurance insuring against loss or damage to the Premises and to the major components of any heating, air-conditioning or other ventilation systems and/or such other machinery or apparatus as may be now or hereafter installed in the Premises, in such amounts as Landlord may from time to time reasonably require;

                  (iv) General liability insurance insuring against claims for personal injury (including, without limitation, bodily injury or death), property damage liability and such other loss or damage from such causes of loss as are embraced by insurance policies of the type now known as "Commercial General Liability" insurance, all in such amounts as Landlord may from time to time reasonably require. Landlord currently requires such insurance to be in the amount of $5,000,000 combined single limit per occurrence. Such insurance coverage shall be issued and maintained on an "occurrence" basis;

                  (v) Workmen's compensation insurance covering employees of Tenant, in statutory limits; and

                  (vi) In addition to and not in limitation of the above requirements, subject to Section 21.5, such insurance as may be reasonably required by any Institutional Fee Mortgagee.

Subject to clause (vi) above, if applicable, if either Landlord or Tenant believes that the insurance described above is less or different than, or is greater or more extensive than, that which is then customarily maintained by prudent owners of comparable properties for comparable uses, the insurance required above shall be so adjusted if either (A) the parties agree on the adjustment, or (B) by ADR instituted by either party under Article 18, if it is determined that the party requesting the change in insurance is correct in its belief as aforesaid.

            Section 4.2. Insurers; Form of Policy. All insurance provided for under this Lease shall be effected under valid enforceable policies issued by insurers of recognized responsibility who may legally issue such insurance in the State in which the Premises is located, and reasonably acceptable in form, amount and content, to Landlord and, subject to Section 21.5, reasonably acceptable to the Institutional Fee Mortgagee. Upon the execution of this Lease, certificates in respect of the policies procured by Tenant pursuant to Section
4.1 shall be delivered to Landlord. Within fifteen (15) days after the execution hereof Landlord shall be furnished with the original or certified copies of each policy required hereunder. At least twenty (20) days prior to the expiration of any policy required hereunder Tenant shall furnish Landlord with appropriate proofs of the issuance of a policy continuing in force the insurance covered by the policy so expiring. To the extent reasonably obtainable, all policies referred to in Section 4.1 shall contain agreements by the insurers that (a) any loss shall be payable to Landlord and to the holder of any Fee Mortgage to whom loss may be payable as hereinafter provided, notwithstanding any act or negligence of Tenant which might otherwise result in forfeiture of said insurance, or affect the validity or enforceability thereof, (b) such policies shall not be cancelled or materially modified except upon at least twenty (20) days' prior written notice to each named insured and loss payee and (c) the coverage afforded thereby shall not be affected by the performance of any work in or about the Premises.

            Section 4.3. Payment of Proceeds. (a) The insurance policy described in Section 4.1(iv) shall name Landlord, any Fee Mortgagee and any Mortgagee as additional insureds.

            (b) The insurance policies described in Section 4.1(i), (ii) and
(iii) shall name Landlord, Tenant, any Fee Mortgage and any Mortgagee as named insureds as their interests may appear and shall provide that proceeds shall be paid to Landlord or any Fee Mortgagee, as their interests may appear, and not to Tenant or any Mortgagee, which proceeds shall be held by Landlord or by any Fee Mortgagee (but only if such Fee Mortgagee is neither a Fee Mortgagee on the date hereof nor an Institutional Fee Mortgagee) pursuant to the terms of this Lease, and shall, to the extent required by an Institutional Fee Mortgagee or a Fee Mortgagee on the date hereof which is not an Institution, contain a standard, non-contributory mortgagee clause or Lender Loss Payable Endorsement.

            (c) So long as there shall be an Institutional Fee Mortgagee, any rental value policy or similar policy for the Premises shall name such Institutional Fee Mortgagee as the loss payee thereunder or if there shall be no Institutional Fee Mortgagee then Tenant shall be named as the loss payee thereunder. Upon receipt of such proceeds by an Institutional Fee Mortgagee, such proceeds shall be deemed payments of Base Rent and Additional Rent hereunder and shall be deemed to have been applied by the Institutional Fee Mortgagee as provided in the next sentence; to the extent that such proceeds relate to Impositions or insurance premiums, and the Institutional Fee Mortgagee fails or refuses to apply the same to such Impositions or insurance premiums, then Tenant shall have rights comparable to the rights specified in Section 3.7 as to payments on account of Impositions which an Institutional Fee Mortgagee so fails to apply; the balance of any proceeds after Restoration of the Buildings shall be promptly paid to Tenant (or, if not so paid, Tenant shall be entitled offset the same against the next Base Rent or Additional Rent due hereunder).

            (d) All such policies shall expressly provide that loss thereunder shall be adjusted and paid as provided in Section 4.4 and this Section. Any loss paid to Landlord or Tenant which, pursuant to the requirements contained in this Lease, should have been paid to the other party, or to any Fee Mortgagee, shall be held by the receiving party in trust and shall be promptly turned over to the person entitled thereto under this Lease.

            Section 4.4. Adjustment of Loss. Landlord and Tenant shall cooperate reasonably and in good faith and shall use their best efforts to cause any Fee Mortgagee or Mortgagee to cooperate reasonably and in good faith to adjust any loss under a policy of insurance required to be maintained by Tenant under this Lease expeditiously and favorably, recognizing Landlord's ownership of the Buildings and Tenant's obligation to effect restoration at its expense, without an abatement of Base Rent and Additional Rent hereunder. Subject to the rights of an Institutional Fee Mortgagee or a Fee Mortgagee on the date hereof which is not an Institution (subject to Section 21.5), adjustment of any such loss shall be subject to the consent of Landlord and Tenant, which consent shall not be unreasonably withheld.

            Section 4.5. Blanket Policies. Nothing in this Article shall prevent Tenant from taking out insurance of the kind and in the amounts and with companies provided for under Sections 4.1, under a blanket insurance policy or policies which can cover other properties owned, leased or operated by Tenant (or any Affiliate of Tenant) as well as the Premises; provided, that any such policy of insurance provided for under Section 4.1(i) shall specify therein, or Tenant shall furnish Landlord and the holder of any Fee Mortgage with a written statement from the insurers under such policies specifying, the amount of the total insurance allocated to the Buildings, which amount shall comply with the requirements of Section 4.1. Tenant shall furnish to Landlord and to the holder of any Fee Mortgagee, within thirty (30) days after the filing thereof with any insurance rate-making body, copies of the schedule or make-up of all property covered by every such policy of blanker insurance. Notwithstanding the foregoing, subject to Section 21.5, if the taking out by Tenant of any such blanket insurance policy would require the consent or waiver of an Institutional Fee Mortgagee, so as not to constitute a default under the terms of an Institutional Fee Mortgage, then Tenant must obtain such consent or waiver in order to benefit from the provisions of this Section as to the insurance in question.

            Section 4.6. Deductibles. All insurance provided for under Section 4.1(a) may contain loss deductible clauses in such reasonable and customary maximum amounts as Landlord shall approve, which approval shall not be unreasonably withheld. In the event of a dispute between Landlord and Tenant as to the amount which may be deductible under a policy, or otherwise as to the insurance required under this Article, such dispute shall be determined by ADR in the manner provided in Article 18.

            Section 4.7. Waiver of Subrogation. Landlord hereby waives its rights of recovery against Tenant, its subtenants and their respective successors and assigns for any losses to the Premises covered by fire and extended coverage insurance (or otherwise covered by insurance maintained by either party), but only to the extent of the actual recovery. In consideration therefor, Tenant hereby waives its rights of recovery against Landlord, its successors and assigns, for any losses to the Premises otherwise covered by insurance maintained by either party), but only to the extent of the actual recovery. The above referred to waivers shall only be applicable with respect to loss or damage occurring during such time as the waiving party's policy shall contain a clause or endorsement to the effect that any such waiver shall not adversely affect or impair the right of the party so waiving from recovering thereunder. Each party shall obtain from its insurance carriers, at its expense, and will deliver to the other party waivers of the subrogation rights and the statement described in the preceding sentence under its respective policies as herein provided.

            Section 4.8. Other Insurance. (a) Tenant may insure its own property at the Premises in such manner as Tenant deems advisable and shall be entitled to all proceeds therefrom.

            (b) Neither Landlord nor Tenant shall carry any insurance concurrent in coverage or contributory in the event of loss with any insurance which is required to be carried by Tenant hereunder if the effect of such separate insurance would be to reduce the protection or the payment to be made under the insurance policy required to be maintained by Tenant hereunder. Landlord shall immediately notify Tenant of the taking out of any such insurance and the terms thereof.

ARTICLE 5.

RIGHT TO PERFORM OTHER PARTY'S COvenanTS -
ADDITIONAL RENT

            Section 5.1. Right to Perform Other Party's Covenants. (a) If Tenant shall default in the performance of any of Tenant's obligations under this Lease, Landlord may perform the same at the expense of Tenant (i) immediately and without notice in the case of (x) emergency, or (y) the taking of any action required to prevent an imminent lapse or termination of any insurance policy required to be obtained by Tenant hereunder, or (ii) if the taking of any action is required to prevent an imminent default under any Fee Mortgage, and such default continues after three
(3) business days from the date of the giving by Landlord to Tenant of a notice of Landlord's intention to so perform; and (iii) in any other case if Tenant shall fail to remedy such default after Landlord shall have notified Tenant of such default and the applicable grace period for curing such default shall have expired, and such failure continues after three (3) business days from the date of the giving by Landlord to Tenant of a further notice of Landlord's intention to so perform; provided, however, that, in the case of a failure which for causes beyond Tenant's reasonable control (the failure to pay money shall not be deemed beyond a party's reasonable control) cannot with due diligence be cured within such grace period, such grace period shall be deemed extended if Tenant
(x) shall promptly upon the receipt of such first notice, advise Landlord of Tenant's intention to institute all steps necessary to cure such failure and (y) shall institute and thereafter with reasonable dispatch prosecute to completion all steps necessary to cure the same.

            (b) If Landlord shall default in the performance of any of its obligations under this Lease, Tenant may perform the same at the expense of Landlord (i) immediately and without notice in the case of (x) emergency, (y) the taking of any action required to prevent an imminent lapse or termination of any insurance policy required to be obtained by Tenant hereunder due to such default, or (z) the taking of any action required to prevent an imminent default under any Mortgage (but will provide Landlord with prompt notice thereafter) and
(ii) in any other case if such failure continues after thirty (30) days from the date of the giving by Tenant to Landlord of notice of intention so to perform the same or, in the case of a failure which for causes beyond Landlord's reasonable control (the failure to pay money shall not be deemed beyond a party's reasonable control) cannot with due diligence be cured within such thirty (30) day period, such thirty (30) day period shall be deemed extended if Landlord (x) shall promptly upon the receipt of such notice, advise Tenant of Landlord's intention to institute all steps necessary to cure such failure and
(y) shall institute and thereafter with reasonable dispatch prosecute to completion all steps necessary to cure the same; provided that, at the expiration of the period described in this clause (ii), such default continues after three (3) business days from the date of the giving by Tenant to Landlord of a further notice of Tenant's intention to perform the same.

            Section 5.2. Reimbursement of Curing Party. All sums paid by either party effecting a cure pursuant to Section 5.1 and all necessary incidental costs and expenses paid or incurred by such party in connection with the performance of any act by such party pursuant to said Section, together with interest thereon from the date of making of such expenditure by such party at a rate two (2%) percent above the Prime Rate, shall be payable by the other party to such curing party within thirty (30) days after demand therefor accompanied by evidence reasonably establishing that the expenditure has reasonably been made. Nothing contained herein shall be deemed or construed to permit Tenant to make any set-off against Tenant's obligations to pay Base Rent or Additional Rent, except as may otherwise be expressly provided in this Lease.

ARTICLE 6.

USE; CONDITION OR PREMISES; COVENANTS AGAINST WASTE
AND TO REPAIR AND MAINTAIN THE PREMISES

            Section 6.1. Use. (a) Tenant shall have the right to use the Premises for (i) a motor vehicle dealership, vehicle showroom, vehicle storage, used vehicle sales, vehicle body shop (but only if a vehicle body shop use was a use of the Premises during December, 1991), service and maintenance facilities, general, executive and administrative offices in connection with such uses, any uses ancillary or customarily exercised in connection therewith, and (ii) any other uses for which the Premises during December, 1991 were in fact used (collectively, "Vehicle-Related Uses").

            (b) During the period ending on the third (3rd) anniversary of the Term Commencement Date, Tenant shall not use any material portion of the Premises for a use other than as described in subsection (a) of this Section without Landlord's consent, which consent Landlord may withhold in Landlord's sole discretion.

            (c) From and after the third (3rd) anniversary of the Term Commencement Date, Tenant shall be entitled to use all or any portion of the Premises for any lawful use other than as described, or in addition to those described, in subsection (a) of this Section, provided that Tenant shall have received Landlord's consent to such use, which consent Landlord shall not unreasonably withhold (without limitation, it shall not be unreasonable for Landlord to withhold its consent to such use if such use is disreputable, would cause the Premises to become subject to compliance with the remedial provisions of ECRA (or a similar state statute requiring environmental testing and/or remediation) prior to the sale or other transfer of the Premises, upon the occurrence of any assignment of this Lease or sublease of all or part of the Premises, or upon the expiration or sooner termination of this Lease or cessation of operations at the Premises, or would increase in any material respect the risk of environmental contamination of the Premises, and it shall not be unreasonable for Landlord to take into account any material adverse effect of such change in use on contiguous properties owned by Landlord or Affiliates of Landlord, including those which are subject to Group Leases). The parties acknowledge that there is no agreement under this Lease that Tenant shall use all or any portion of the Premises for any particular use or uses during the term of this Lease. Any dispute between the parties under this subsection (c) or subsection (d) shall be determined by ADR as provided in Article 18.

            (d) Tenant shall not use or occupy or permit the Premises to be used or occupied, nor do or permit anything to be done in or on the Premises, in whole or in part, in a manner which in any way (i) violates any certificate of occupancy affecting the Premises; (ii) violates or breaches the provisions of any recorded easement, restriction or the like affecting the Premises on the date hereof or entered into after the date hereof with the prior consent of Tenant; (iii) violates any present or future law, rule or requirement of any governmental, public or quasi public authority having jurisdiction over the Premises; (iv) makes void or voidable any insurance in force with respect to the Premises; or (v) constitutes a public or private nuisance.

            Section 6.2. Condition of Premises. (a) The parties hereto hereby acknowledge and agree that, except as otherwise provided in this Lease, in the Master Agreement and in the other Transaction Agreements, Landlord is delivering, and Tenant is accepting, the Premises in their "as is" condition on the date hereof. Tenant acknowledges that it has inspected, examined and investigated to its full satisfaction the Premises and the uses thereof and any other matter of concern to Tenant with respect to the Premises, that Tenant accepts the Premises in their present condition without any representation or warranty whatsoever by Landlord, except as herein expressly provided, as to the condition of the Premises or the value thereof or the utility thereof or usefulness for any particular purpose or any other matter or thing relating in any way to the Premises, and that Tenant acknowledges that Landlord has not made and does not make, and Tenant is not relying upon, any representation or warranty, except as herein expressly provided, as to the physical condition, quality, value or character or any other matter relating to or affecting the Premises. Nothing in this Lease, including in this Section, however, shall waive or modify any of the obligations, rights or remedies of the parties to the Master Agreement and the other Transaction Agreements pursuant to the Master Agreement and the other Transaction Agreements.

            (b)  Landlord represents and warrants to Tenant as follows:

                  (i) The mortgages specified in Exhibit A are the only Fee Mortgages encumbering or affecting all or any part of the Premises as of the date hereof, and true and complete copies of the Fee Mortgage documents or documents evidencing or affecting such lien, as in effect on the date hereof, have been delivered to Tenant, nor, except as otherwise provided in the Master Agreement, is any portion of the Premises subject to a security interest, equipment lease, conditional sales agreement or similar financing arrangement, or to a ground or underlying lease.

                  (ii) The easements, restrictions and other matters of record as of the date hereof, and any unrecorded agreements of a similar nature to which Tenant would be subject hereunder, do not materially adversely affect, individually or in the aggregate, the use of the Premises, as the Premises were used in December, 1991.

                  (iii) The actual uses being made of the Premises during December 1991 and the use of the Premises by Tenant on the date hereof for the same uses were and are permitted by all applicable zoning Laws, or (if not permitted by zoning laws) are lawful nonconforming uses, and all certificates of occupancy required for such use in December 1991 were obtained and were in full force and effect immediately prior to the commencement of the Term.

                  (iv) To the actual knowledge of Landlord, Joseph C. DiFeo and Samuel X. DiFeo, there are no material structural defects in the Premises on the date hereof, except as set forth on Exhibit D.

                  (v) Landlord is a fee owner of the Premises and all prior tenancies and rights of occupancy at the Premises or any part thereof have been terminated.

                  (vi) The representations and warranties set forth on Exhibit E are true, correct and complete as of the date hereof.

            Section 6.3. No Waste. Tenant shall not cause or permit any waste to the Premises.

            Section 6.4. Maintenance and Repair. Tenant shall keep the Premises and the adjoining sidewalks, curbs and any vaults clean and in good condition and repair, free of accumulations of dirt, rubbish, snow and ice, and shall make all necessary repairs and replacements, whether structural or non-structural, interior or exterior, ordinary as well as extraordinary, foreseen as well as unforeseen. Notwithstanding the foregoing, unless this Lease is assigned or the Premises is sublet to a person or entity which is not an Affiliate of Tenant, Tenant shall only be obligated hereunder to repair or maintain the Premises in accordance with ordinary and prudent standards of repair and maintenance for comparable uses. In the event of any dispute between the parties as to the standard for the repair or maintenance of the Premises, the dispute shall be resolved by ADR as provided in Article 18.

            Section 6.5. Removal of Property. Tenant shall not remove or permit the removal of any of the permanent furnishings or of any of the fixtures or other property or equipment constituting a part of the Premises (other than property of Tenant or other tenants or occupants of the Buildings or obsolescent fixtures, property or equipment) unless other fixtures, property or equipment at least equal in value and utility shall be promptly substituted therefor, provided this Section shall not apply if Tenant demolishes existing Buildings and erects new Buildings on the Land, or a portion thereof, in accordance with Article 10.

            Section 6.6. Utilities and Services; Signage. (a) Landlord shall not be responsible to furnish any utilities or services to the Premises, and shall not be liable for any interruption or failure in the supply of any such utility or service. The interruption or failure in the supply of any such utility or service or the inability to obtain such utility or service shall not affect, alter, negate or diminish Tenant's obligations hereunder.

            (b) Tenant shall make its own arrangements with the appropriate utility companies supplying electricity, water, gas, steam, telephone and other utilities to the Premises, and for garbage disposal from the Premises, and shall arrange to have all bills for such utilities or services to be forwarded directly to Tenant. Tenant shall pay when due all charges for such utilities or services accruing during the term of this Lease.

            (c) Subject to Landlord's consent, which Landlord shall not unreasonably withhold, Tenant shall have the right to enter into agreements with public utility companies and municipal and other governmental authorities, agencies and departments creating such easements or other similar rights in favor thereof, or to apply for permits, licenses, certificates or other governmental or quasi-governmental authorizations relating to Alterations or the use and operation of the Premises ("Permits"), as may be necessary or convenient to the use or servicing of the Premises or the making of any Alterations required or permitted hereunder; provided, however, that Landlord shall have the right, in its sole and absolute discretion, to withhold granting its consent to any zoning variance which would have the effect of prohibiting any use being made of the Premises in December, 1991. If pursuant to this Lease Landlord shall consent (or shall be deemed hereunder to have consented or shall be required by ADR to consent) thereto, Landlord shall, at Tenant's expense, (i) cooperate with Tenant in obtaining any necessary consent of any mortgagee or ground or underlying lessee to such agreements, (ii) join in any request for such consent or Permit or permit the same to be brought in Landlord's name (if necessary to obtain such consent or Permit or to effectuate such agreement), or (iii) join in any such agreement. Landlord shall incur no liability for the payment of any costs or expenses in connection with Landlord's review, execution and delivery of the same, or involvement with respect to the same, and Tenant shall indemnify and hold harmless Landlord and, within thirty (30) days after demand, reimburse Landlord, from any such costs or expenses.

            (d) Tenant, at its expense and subject to compliance with applicable Laws pursuant to Article 7, and subject to the applicable provisions of Article 10, shall be entitled to construct and maintain such signage at the Premises as Tenant shall elect to construct and maintain.

ARTICLE 7.

COMPLIANCE WITH LAWS

            Section 7.1. Compliance with Laws. (a) Subject to the provisions of subsections (b) and (c) hereof, Tenant shall, at its sole cost and expense, promptly comply with all present and future laws and ordinances and the orders, rules, regulations and requirements of all federal, state and municipal governments and appropriate departments, commissions, boards and officers thereof, which may be applicable to the Premises and the sidewalks, curbs and vaults adjoining the same or to the use or manner of use of the Premises, whether or not such requirement shall be foreseen or unforeseen, ordinary or extraordinary (collectively, "Laws").

            (b) Notwithstanding anything in this Lease to the contrary, Tenant shall not be in default hereunder if Tenant shall fail to comply with any Law to the extent that the Premises, or their use, prior to the Term Commencement Date, were not in compliance with such Law, except to the extent that Tenant is otherwise obligated to comply with such Law pursuant to the Master Agreement or the other Transaction Agreements.

            (c) If the Premises and the use thereof for the actual uses of the Premises during December 1991 are not, on the day preceding the date hereof, in compliance with all Laws (such non-compliance being hereinafter referred to as "Non-Compliance"), and if Non-Compliance is not Tenant's responsibility to correct pursuant to the Master Agreement and the other Transaction Agreements, or this Lease, Landlord shall, at its sole cost and expense (but subject to the cost sharing provisions provided for in Section 4.231 of the Master Agreement), after receipt of notice from Tenant of the specifics of such Non-Compliance, institute steps necessary to cure such Non-Compliance and proceed with reasonable dispatch to effectuate the same. Nothing contained herein shall be deemed or construed to obligate Landlord to make any changes, alterations or repairs to the structural elements of the Premises unless the existence of the condition which causes the need to make the same constitutes a violation of the warranty and representation contained in Section 6.2(b)(iv) hereof. The Premises shall not be deemed to be in Non-Compliance (that is, shall be deemed to be in compliance) if on the date hereof the time by which such Law must be complied with had not expired, although such Law had been enacted. If by reason of such Non-Compliance a governmental authority or agency takes action or refuses to take action (any such action or refusal, including a refusal to permit the transfer or continued effectiveness of any certificate of occupancy or other license or permit, being herein called a "Governmental Action"), which Governmental Action materially adversely interferes with Tenant's ability to use the Premises for the uses for which the Premises during December, 1991 were in fact used ("December Uses"), then there shall be an equitable reduction of the Base Rent and Additional Rent until such time as the material interference caused by the Non-Compliance has been eliminated, which reduction shall not, however, extend beyond six (6) months from the date Tenant notifies Landlord of such Non-Compliance or Governmental Action. If, by reason of the Non-Compliance or Governmental Action, Tenant's use of the Premises for the December Uses is materially adversely interfered with for a period of six (6) consecutive months after the date of such notice, then Tenant shall have the right, prior to the cessation of such material interference as its sole remedy with respect to such Non-Compliance, to terminate this Lease, in which event neither party hereto shall have any further liability or obligation to the other under this Lease except those which are expressly stated to survive the expiration or sooner termination of this Lease. Any notice by Tenant to Landlord advising of Non-Compliance must be given by six (6) months after the date hereof and must specifically identify the Non-Compliance, failing which Landlord shall have no responsibility to Tenant under this Section with respect to such Non-Compliance. The provisions contained in this subsection shall not be applicable to any environmental or other matters which are the subject matter of
Section 22 of this Lease and the rights and obligations of the parties with respect to such matters shall be governed by that Section of this Lease and not by this subsection.

            (d) Notwithstanding anything in this Lease to the contrary, in the event that any representation or warranty of Landlord set forth in Section 6.2(b)(ii), (iii) or (v) are false or incorrect when made (an "Inaccuracy") in any material respect, then Landlord shall, in its sole expense (but subject to the cost sharing provisions contained in the Master Agreement) after receipt of the notice from Tenant of the specifics of the Inaccuracy institute steps necessary to cure the same and proceed with reasonable dispatch to effectuate the same. If, by reason of such Inaccuracy, Tenant's ability to use the Premises for the December Uses is materially adversely interfered with then there shall be an equitable reduction of the Base Rent and Additional Rent until such time as the material interference caused by the Inaccuracy has been eliminated, which reduction shall not extend beyond six months from the date Tenant notifies Landlord of such Inaccuracy. If by reason of the Inaccuracy the Tenant's use of the Premises for the December Uses is materially adversely interfered with for a period of six (6) consecutive months from the date of such notice, then Tenant shall have the right, prior to the cessation of such material interference, as its sole remedy with respect to such Inaccuracy, to terminate this Lease in which event neither party hereto shall have any further liability or obligation to the other under this Lease except those which are expressly stated to survive the expiration or sooner termination of this Lease. Any notice by Tenant to Landlord advising of the Inaccuracy must be given by six (6) months from the date of this Lease and must specifically identify the Inaccuracy, failing which Landlord shall have no responsibility to Tenant hereunder with respect to any Inaccuracy.

            Section 7.2. Right to Contest Laws. Tenant shall have the right, after prior notice to Landlord, to contest by appropriate legal proceedings, in the name of Tenant or Landlord (but only if legally required to so contest) or both, without cost or expense to Landlord, the validity or application of any Laws, and if, by the terms of any such Law, compliance therewith pending the prosecution of any such proceeding may legally be held in abeyance without the incurrence of a lien, charge or liability of any kind against the Premises or Tenant's leasehold interest therein and without subjecting Tenant or Landlord to any criminal liability or (unless Tenant shall indemnify Landlord therefor) civil liability for failure so to comply therewith, and without adversely affecting any insurance policy required to be obtained by Tenant hereunder, Tenant may postpone compliance therewith until the final determination of any proceedings, provided that all such proceedings shall be prosecuted with due diligence and dispatch, and if any lien, charge or civil liability is incurred by reason of non-compliance, Tenant may nevertheless make the contest and delay compliance as aforesaid, provided that Tenant furnishes to Landlord security, reasonably satisfactory to Landlord, against any loss or injury by reason of such non-compliance or delay and prosecutes the contest with due diligence. Landlord shall, at the cost and expense of Tenant, execute and deliver any papers which may be necessary or proper to permit Tenant to contest the validity or application of any such Law. In the event that a contest is not concluded prior to the expiration of the Term of this Lease, if at the termination of the contest a determination is to the effect that some or all of the work in question should have been or must be performed, Tenant shall pay to Landlord a sum sufficient to pay for the cost of the work required to be performed. This provision shall survive the termination or sooner expiration of this Lease. Notwithstanding anything to the contrary contained herein, Tenant's right to contest the validity or applicability of any Law is subject to the applicable provisions contained in any Institutional Fee Mortgage, subject to Section 21.5, and shall be limited thereby and shall be subject to compliance with the requirements thereof.

            Section 7.3. Tenant's Termination Right. If Tenant is, or would be, required to do any work or incur any expenses to comply with the requirements of
Section 7.1 during the last year of the Term which, in Tenant's reasonable judgment will, in the aggregate cost more than one-half of the Base Rent payable for the then remainder of such Term, Tenant may, by notice to Landlord, decline to comply with such requirements, and upon giving of such notice, Tenant shall not be obligated to comply with the same (but Landlord, at the cost and expense of Landlord, may comply with same), but this Lease shall not be otherwise affected. Notwithstanding the foregoing, the provisions of this Section 7.3 shall not be applicable if the Law which must be complied with became effective and required compliance to be effected prior to the last year of the Term.

            Section 7.4. Arbitration as to Laws. In the event of any dispute between the parties as to an issue covered by this Article, the matter shall be resolved by ADR as provided in Article 18.

ARTICLE 8.

DAMAGE TO OR DESTRUCTION OF THE BUILDINGS

            Section 8.1. Restoration and Repair. (a) In case of damage to or destruction of the Buildings, in whole or in part, by fire or any other cause, similar or dissimilar (a "Casualty"), Tenant shall, regardless of the availability of insurance proceeds (but subject to Section 8.5), restore, repair, replace or rebuild the Buildings as nearly as may be reasonably possible to the condition, quality and class the same were in immediately prior to such damage or destruction, or with such changes or alterations as Tenant shall elect to make in conformity with Article 10. Such restoration, repairs, replacement or rebuilding shall be commenced with reasonable promptness and prosecuted with reasonable diligence.

            (b) Provided that there does not then exist an Event of Default hereunder, all insurance money collected by Landlord or Tenant from any policy of insurance maintained by Tenant pursuant to Article 4 on account of such Casualty, less the cost, if any, incurred in connection with the adjustment of the loss and the collection thereof (herein sometimes referred to as the "insurance proceeds"), shall be held in an interest bearing account by an Institutional Fee Mortgagee (as provided in Section 11.1) or, if there is no such Institutional Fee Mortgagee, by an Institution, as insurance trustee, selected by Landlord and reasonably approved by Tenant, shall be applied to the payment of the cost of rebuilding, and shall be paid out to or for the account of Tenant from time to time, upon requisition by Tenant, as such work progresses, subject to Article 10 and Article 11. However, if the insurance proceeds for any Casualty are less than $50,000, such insurance proceeds shall be paid to Tenant, and shall be held by Tenant in trust for the purpose of paying the cost of such reconstruction.

            (c) Upon Landlord's receipt of evidence reasonably acceptable to it that the reconstruction has been completed and paid for in full, that there are no liens on the Premises as a result thereof, that reconstruction has been completed in a good and workmanlike manner, in accordance in all material respects with applicable Laws and in substantial accordance with plans and specifications theretofore submitted to (and if required hereunder approved by) Landlord, and that a certificate of occupancy, if required by Law, has been issued or is otherwise in effect with respect to such reconstruction, Landlord shall pay or cause to be paid to Tenant any remaining balance of said insurance proceeds.

            Section 8.2. No Abatement. No provision of this Article shall be construed to entitle Tenant to any abatement, allowance, reduction or suspension of Base Rent or Additional Rent, unless this Lease is terminated as herein provided.

            Section 8.3. Termination. If the Premises are damaged to such an extent that the cost to repair and restore will exceed one-half of the Base Rent payable for the then remainder of the Term or repair and restoration will take longer than ninety (90) days to complete and in either case the damage occurs in the last year of the Term, Tenant may by notice to Landlord given within thirty
(30) days after the occurrence of such damage terminate this Lease effective as of a date specified in such notice, not earlier than thirty (30) days after the date of such notice, and upon such effective date this Lease shall terminate as if such date were the scheduled dated for expiration of the Term, but Tenant shall remain liable to pay the Base Rent and Additional Rent relating to Impositions and insurance premiums due hereunder until the originally scheduled date for such expiration.

            Section 8.4. Notice of Casualty. Tenant shall immediately notify Landlord of the occurrence of a casualty.

            Section 8.5. Issues Relating to Insurance Proceeds. (a) Tenant acknowledges that Tenant bears the risk that the insurance coverage maintained by Tenant shall be insufficient to provide the funds required to effect restoration of the Buildings after a casualty (including due to the financial inability of the insurance carrier to pay the same).

            (b) If a casualty occurs, Landlord will use its best efforts (but Landlord shall not be obligated to give up any right or to make any payment to the Fee Mortgagee, unless Tenant shall agree to be responsible for such payment) to cause any Fee Mortgagee to agree to apply, and thereafter to apply, the applicable insurance proceeds to restoration on terms consistent with those which a sophisticated Institutional Fee Mortgagee would customarily impose ("Customary Conditions"), so long as Tenant is not in default beyond applicable grace periods in its obligations hereunder.

            (c)  If any of the following events shall occur:

                  (A) Within sixty (60) days after a casualty shall have occurred and the insurance proceeds are made available by the insurer for restoration, the Fee Mortgagee shall not agree to make such proceeds available for restoration on Customary Conditions or if thereafter for a period in excess of sixty (60) days such Fee Mortgagee shall refuse to so apply all or any portion of the insurance proceeds (unless such refusal to agree is due to (x) an Event of Default by Tenant hereunder unless Tenant is disputing the existence of such Event of Default as hereinafter provided or (y) a failure by Tenant to comply with the Customary Conditions); or

                  (B) The Fee Mortgagee shall apply any such insurance proceeds to the payment, in whole or in part, of the indebtedness secured by the Fee Mortgage in question (unless caused by a default by Tenant hereunder beyond applicable grace periods); or

                  (C) Due to the negligence or willful misconduct of Landlord or such Fee Mortgagee, or a default by Landlord hereunder beyond applicable grace periods, a reasonable amount of insurance proceeds under the circumstances cannot be obtained under the policies of insurance maintained by Tenant within a reasonable period of time under the circumstances; or

                  (D) If the insurance proceeds are within Landlord's control and Landlord refuses to apply the same toward restoration in accordance with Customary Conditions, unless such refusal is due to an Event of Default then existing under this lease;

and, in addition, if within sixty (60) days thereafter (thirty (30) days thereafter in respect of clause (D) above) Landlord does not make available the proceeds in question to Tenant, then Tenant, by notice to Landlord, may terminate this Lease on a date specified in such notice, and upon such date this Lease shall terminate, as if such date were the scheduled expiration date of this Lease, and in such event neither party shall have any further obligations to the other party hereunder.

ARTICLE 9.

CONDEMNATION

            Section 9.1. Condemnation. (a) If there shall be a total taking or a Constructive Total Taking of the fee title to the Premises in condemnation proceedings, by deed in lieu of condemnation or by any right of eminent domain, this Lease shall terminate on the date of such taking and the Base Rent and other charges payable by Tenant hereunder shall be apportioned and paid to the date of such taking. "Constructive Total Taking" means a taking of less than all of the Premises, but of such scope that the untaken portion of the Premises is insufficient or has insufficient access to public streets to permit the restoration of the existing Buildings so as to constitute an economically viable property for the conduct of Tenant's business.

            (b) If a Constructive Total Taking shall occur and this Lease is terminated, then from and after the date of such termination for the remainder what would have been of the then-current Term of this Lease absent such termination, Tenant shall pay to Landlord, in equal monthly installments on the same dates as Base Rent would have been payable hereunder, a sum per annum equal to the "Annual CTT Payment." For such purposes, the Base Rent hereunder shall first be recomputed pursuant to
Section 9.5, as if the Constructive Total Taking were a partial taking subject to Section 9.3, and the Annual CTT Payment shall be equal to fifty (50%) percent of the annual Base Rent and Impositions for the Premises, as so recomputed. Notwithstanding the foregoing, Tenant's obligation to pay the Annual CTT Payment shall cease if a circumstance occurs to the remaining Premises analogous to a circumstance described in Section 3(e)(iii)(A) or (B) of the Rent Adjustment and Takeback Agreement. Any dispute between the parties pursuant to this Section shall be reduced by ADR pursuant to Article 18. Tenant's failure to pay these sums, subject to grace periods comparable to those set forth in Article 15 for a failure by Tenant to pay Base Rent hereunder, shall be deemed an Event of Default for purposes of Section 15.1(c) notwithstanding that this Lease may be deemed to have been terminated.

            Section 9.2. Condemnation Award. In the event of any such total taking or Constructive Total Taking, the award or awards for said taking, less the cost of the determination of the amount thereof (the "Condemnation Proceeds"), shall be paid to Landlord, who shall be entitled to receive the entire award with respect to any taking, without deduction therefrom for any estate vested in Tenant other than with respect to Tenant's property as described in Section 10.3 and for Tenant's moving expenses ("Tenant's Share") and Tenant shall receive no part of such award other than Tenant's Share. Tenant hereby assigns to Landlord all of its right, title and interest in and to such award (other than to Tenant's Share). Tenant may, at its sole cost and expense, make a claim with the condemning authority for Tenant's Share and, provided that Landlord's award is not thereby reduced or otherwise adversely affected, for other sums to which Tenant may be entitled under applicable law.

            Section 9.3. Partial Condemnation. In the event of a taking which is less than a Constructive Total Taking, this Lease shall not terminate or be affected in any way, except as provided in Section 9.5, and the Condemnation Proceeds shall be paid as follows:

            (a) The portion of the Condemnation Proceeds with interest thereon as shall be awarded for or shall be required for restoration of the Buildings shall be payable (i) so long as there shall be an Institutional Fee Mortgagee, to such Institutional Fee Mortgagee, or (ii) if there shall be no Institutional Fee Mortgagee, in trust to Landlord for application by Tenant to the cost of restoring, repairing, replacing or rebuilding the Buildings. Such portion of the Condemnation Proceeds shall be held and disbursed as Deposited Sums, in the same manner as insurance proceeds are treated in accordance with Article 10 and Article 11.

            (b) The Remainder of the Condemnation Proceeds shall be treated as provided in Section 9.2.

            Section 9.4. Restoration and Repair. In the event of a taking less than a Constructive Total Taking, Tenant shall, to the extent Condemnation Proceeds are available, proceed with due diligence to restore, repair, replace or rebuild the remaining part of the Buildings to substantially their former condition or with such changes or alterations as Tenant may elect to make in conformity with Article 10 so as to constitute a complete, usable building and property. For that purpose, the provisions of Section 8.5(b) and (c) shall be applicable, except that references to casualty and to insurance proceeds shall be deemed references to condemnation and to Condemnation Proceeds, and the following clause (E) shall be deemed added to Section 8.5(c): "(E) If sufficient Condemnation Proceeds for restoration are not obtained from the condemning authority within a reasonable period of time under the circumstances and the cost of restoration is more than 110% of the Condemnation Proceeds obtained and available for restoration;".

            Section 9.5. Abatement of Rent. In the event of a taking of the character referred to in Section 9.3, this Lease shall terminate as to the portion of the Premises so taken and from and after the date of such taking a just proportion of the Base Rent, according to the extent and nature of such taking, shall abate for the remainder of the Term. If Landlord and Tenant cannot agree on the amount of such abatement of rent, such dispute shall be determined by ADR as provided in Article 18. Until the amount of the reduction of the Base Rent shall have been determined, Tenant shall continue to pay to Landlord the Base Rent provided for herein; when the amount of the abatement shall have been agreed upon or determined, Landlord shall permit Tenant to credit against the next installments of Base Rent due hereunder (to the extent thereof), or shall refund to Tenant, the amount of the Base Rent paid from the date of the taking which is in excess of the amount to which the Base Rent has been reduced by such abatement, together with interest thereon at the Prime Rate for the period from the date the Base Rent was paid until the date of reimbursement to Tenant.

            Section 9.6. Temporary Taking. If the whole or any part of the Premises, or of Tenant's leasehold estate under this Lease, shall be taken in condemnation proceedings or by any right of eminent domain for temporary use or occupancy (for these purposes, for a period of twelve (12) months or less), the foregoing provisions of this Article shall not apply and Tenant shall continue to pay, in the manner and at the times herein specified, the full amounts of the Base Rent and all additional rent and other charges payable by Tenant hereunder, and, except only to the extent that Tenant may be prevented from so doing pursuant to the terms of the order of the condemning authority, Tenant shall perform and observe all of the other terms, covenants, conditions and obligations hereof upon the part of Tenant to be performed and observed, as though such taking had not occurred. Tenant shall be entitled to receive the entire amount of the Condemnation Proceeds made for such taking, whether paid by way of damages, rent or otherwise, unless such period of temporary use or occupancy shall extend beyond the expiration or termination of this Lease, in which case the Condemnation Proceeds shall be apportioned between Landlord and Tenant upon receipt thereof as of the date of the expiration or termination of this Lease; provided, however, that the portion of such award which represents reimbursement for the cost of restoration (and is not required to pay Base Rent or Additional Rent accruing hereunder during the period of temporary taking) shall be used by Tenant to pay or to reimburse Tenant for payments of the costs of restoration and shall be treated hereunder as provided in Section 9.4. Tenant shall, upon the expiration of any such period of temporary use or occupancy during the Term and to the extent Condemnation Proceeds are available for the purpose, restore the Buildings, as nearly as may be reasonably practicable, to the condition in which the same were immediately prior to such taking, subject to Section 9.4. The provisions of Section 4.3(c) shall apply, with appropriate modifications to reflect the difference between rent insurance proceeds and Condemnation Proceeds for a temporary taking.

            Section 9.7. Allocation of Award. If the order or decree in any condemnation or similar proceeding shall fail separately to state the amount to be awarded to Landlord and the amount to be awarded to Tenant under this Article, or the amount of the compensation for the restoration of the Buildings under this Article, and if Landlord and Tenant cannot agree thereon within thirty (30) days after the final award or awards shall have been fixed and determined, any such dispute shall be determined by ADR in the manner provided in Article 18.

            Section 9.8. Assignments of Condemnation Proceeds. Tenant shall be entitled to assign to the holder of any Mortgage any Condemnation Proceeds to which it shall be entitled under this Article and Landlord shall recognize such assignment and shall consent to the payment of said Condemnation Proceeds to said assignee as its interest may appear. Nothing in this Section 9.8 shall grant a Mortgagee any greater rights than Tenant possesses under this Article.

            Section 9.9. Participation in Condemnation Proceedings. Tenant and the holder of any Mortgage or Fee Mortgage shall have the right to participate in any condemnation proceeding for the purpose of protecting their rights hereunder (consistent with the above); provided, however, that Landlord shall have the sole right to settle such condemnation proceeding, but Tenant shall not be bound by any determination in such proceeding as to, and shall have the right to dispute, by ADR as provided in Article 18, the portion of any Condemnation Proceeds to which Tenant is entitled under this Article.

ARTICLE 10.

CHANGES AND ALTERATIONS

            Section 10.1. Alterations. Tenant shall have the right, at any time and from time to time, to make such changes and alterations, structural or otherwise, to the Buildings as Tenant shall deem necessary or desirable, including the right to increase or reduce the height of the buildings, or to demolish the Buildings, or any part thereof, provided that in the case of any demolition Tenant shall erect in substitution thereof a new building or (in the event of the demolition of part of a Building) a new part thereof. Such changes, alterations, demolition or new construction (collectively, "Alterations") shall be made in all cases subject to the following conditions:

            (a) no Alterations shall be undertaken until Tenant shall have procured and paid for, so far as the same may be required from time to time, all municipal and other governmental permits and authorizations of the various municipal departments and governmental subdivisions having jurisdiction, and Landlord shall join, at Tenant's expense, in the application for such permits or authorizations whenever such action is necessary;

            (b) any structural Alterations, or any Alterations undertaken as a single project and involving an estimated cost aggregating more than $75,000, shall be conducted under the supervision of an architect or engineer (who may be an employee of Tenant) selected by Tenant, and no such work shall be undertaken until ten (10) business days after plans and specifications and budget estimates therefor, prepared and approved in writing by such architect or engineer shall have been submitted to Landlord;

            (c) all Alterations shall be of such a character that, when completed, the value of the Buildings shall be not less than the value of the Buildings immediately before any such Alterations;

            (d) all work done in connection with any Alterations shall be done in a good and workmanlike manner, in compliance with applicable Laws, and in substantial accordance with the plans and specifications submitted to Landlord;

            (e) workmen's compensation insurance covering all persons employed in connection therewith and with respect to whom death or bodily injury claims could be asserted against Landlord, Tenant or the Premises and general liability and property damage insurance, and insurance covering all risks generally related to construction and which would reasonably be required by a prudent Institutional Fee Mortgagee for similar construction (which may be effected by endorsement, if obtainable, on the insurance required to be carried pursuant to Section 4.1) for the mutual benefit of Landlord, any Fee Mortgagee, and Tenant with limits of not less than those required to be carried pursuant to Section 4.1 shall be maintained by Tenant at all times when any work is in process in connection with any Alterations, and evidence of the procuring of such policies shall be submitted to Landlord before construction of any such Alteration is commenced;

            (f) any structural Alterations, including Alterations which involve the demolition and reconstruction of any material structure on the Premises, shall be subject to Landlord's consent, which consent shall not be unreasonably withheld by Landlord (in the case of the demolition and reconstruction of any material structure on the Premises, it shall not be unreasonable for Landlord to withhold its consent if Tenant cannot reasonably demonstrate that Tenant has obtained or can obtain the funds required to pay the cost of such demolition or reconstruction and it shall not be unreasonable for Landlord to take account any material adverse effect of such Alterations on contiguous properties owned by Landlord or Affiliates of Landlord, including those properties which are subject to Group Leases);

            (g) subject to Section 10.3, all Alterations shall immediately upon installation become Landlord's property and shall remain on and be surrendered with the Premises as part thereof at the termination of this Lease;

            (h) the cost of any Alteration shall be paid by Tenant so that, subject to Article 12, the Premises shall at all times be free of liens for labor and materials supplied or claimed to have been supplied to the Premises in connection with such Alteration;

            (i) within a reasonable time after completion of any Alteration, Tenant shall provide Landlord with complete as-built mylar drawing thereof, if such drawings were prepared for Tenant, and otherwise with such final plans and specification for such Alteration as are in Tenant's possession;

            (j) any Alterations commenced by Tenant shall be prosecuted diligently to completion by Tenant; and

            (k) Subject to Section 21.5, any Alterations (i) shall be subject to the consent of any Institutional Fee Mortgagee if and to the extent required under the Institutional Fee Mortgage in question, and (ii) shall be performed in compliance with the applicable requirements of the Institutional Fee Mortgage in question.

Any dispute under this Section shall be determined by arbitration in the manner provided in Article 18.

            Section 10.2. Applicability of Conditions. In performing any work or repairs to, or restoration, replacement or rebuilding of, the Buildings required to be performed by Tenant under Article 6, 7, 8 or 9, Tenant shall observe and perform, in so far as the nature of such repairs, restoration, replacement or rebuilding make such observance and performance appropriate, the conditions relating to changes or alterations set forth in Section 10.1.

            Section 10.3. Tenant's Property. All items of personal property, all business and trade fixtures and equipment and any other property of Tenant at the Premises which is not a part of any structure or building system, or required for the operation of any building as a building, shall remain the property of Tenant and shall be removed by Tenant at any time prior to the expiration or sooner termination of this Lease. Tenant, at its expense, shall repair any damage to the Building caused by any such removal. Tenant's property shall include (a) equipment (for example, hoists) installed by Tenant and not required for the use and operation of the Buildings as buildings and (b) any property transferred to Tenant pursuant to the Master Agreement and the other Transaction Agreements. Any of the foregoing enumerated property of Tenant which shall remain in the Premises within thirty (30) days after the expiration or sooner termination of this Lease (but the foregoing provision shall not relieve Tenant of any obligations or liabilities hereunder on account of such holdover) may, at the option of Landlord, subject to Section 10.4, be deemed abandoned and may either be retained by Landlord as its property or be promptly disposed of without accountability as Landlord sees fit and Tenant shall reimburse Landlord, within thirty (30) days after demand, for the reasonable costs and expenses incurred by Landlord in such disposal.

            Section 10.4. Liens on Tenant's Property. (a) Except as otherwise provided in Section 14.2(c) with respect to a Mortgage, and as provided in subsection (b) of this Section, all property installed by Tenant in the Premises shall be installed and maintained free and clear of any liens, encumbrances and security interests.

            (b) Notwithstanding subsection (a) of this Section, Tenant may install and maintain items of Tenant's property in the Premises subject to conditional sales agreements, equipment leases and similar financing, provided that (i) the removal of such property, if not movable personal property, would not adversely affect the value of the Buildings as real estate (as opposed to their value for a particular use) and would not adversely affect the operation, function, or use of the Buildings as buildings, (ii) Tenant agrees to restore any damage to the Premises caused by the removal thereof, and (iii) the term of such financing does not extend beyond the then-scheduled expiration date of the Term. The other party to such conditional sales agreement, equipment lease or similar financing shall have the right to remove the property in question from the Premises within thirty (30) days after the expiration or ninety (90) days after the sooner termination of the Term, but this sentence shall not relieve Tenant of any obligations or liabilities hereunder on account of such holdover.

ARTICLE 11.

DISBURSEMENT OF DEPOSITED MONEYS

            Section 11.1. Deposited Sums. All sums (collectively, the "Deposited Sums") paid to or deposited with an Institutional Fee Mortgagee or to an Institution described in Section 8.1 (the "Depositary"), shall be disbursed in the manner hereinafter provided.

            Section 11.2. Disbursement. From time to time as the restoration, repair, replacement or rebuilding of any Buildings or any portion thereof damaged or destroyed by fire or any other cause, or not taken in a proceeding of the character described in Section 9.3, progresses (collectively, the "Work"), disbursement of the Deposited Sums shall be made in accordance with good and sophisticated construction lending practices which a prudent Institutional Fee Mortgagee would adopt in order to insure that the work shall be completed in a good and workmanlike manner, shall be paid for in full, shall be completed free of any lien against the Premises, and shall be completed in accordance with applicable law and in substantial accordance with the plans and specifications submitted to (and if required hereunder, approved by) Landlord. In the event that a reputable independent architect or engineer selected by Landlord and reasonably approved by Tenant shall determine or if (subject to Section 21.5) the Institutional Fee Mortgagee or a Fee Mortgagee on the date hereof which is not an Institution, shall determine, as provided in the applicable Fee Mortgage, that the Deposited Sums are insufficient to pay for the cost to complete the Work, (i) Tenant shall be responsible for paying for any such shortfall (which obligation shall survive the expiration or sooner termination of this Lease), and (ii) no further disbursement of the Deposited Sum shall be made until Tenant shall have deposited with the Institution cash, cash equivalents or other security for the shortfall, which deposit shall be made promptly after demand therefor by Landlord, and shall be treated in the same manner as the Deposited Sums are treated (but any unused portion thereof shall in all events be returned to Tenant upon completion of the Restoration in question). At any time after the completion of the work the balance of the Deposited Sums shall be disbursed to Tenant (and Tenant may retain any insurance proceeds held by Tenant).

            Section 11.3. Disbursement After Default. If this Lease shall be terminated pursuant to Section 15.1 prior to the disbursement of the Deposited Sums or any part thereof, Landlord may notify the Depositary thereof and thereupon the Depositary shall have no further right or obligation to disburse any of the Deposited Sums to Tenant, but shall disburse the same to or for the account of Landlord upon Landlord's direction so to do, provided that if Tenant disputes the termination of this Lease, the Depositary shall take no action until the issue is resolved between Landlord and Tenant by ADR as provided in Article 18.

            Section 11.4. Expenses of Depositary. The Depositary shall have the right to deduct from the Deposited Sums its reasonable charges for acting as Depositary hereunder.

ARTICLE 12.

MECHANICS' LIENS

            Tenant shall not suffer or permit any mechanics' liens to be filed against the Premises, nor against Tenant's leasehold estate hereunder, by reason of work, labor, services or materials supplied or claimed to have been supplied to Tenant or anyone holding any interest in the Premises or any part thereof through or under Tenant. If any such mechanic's lien shall at any time be filed against the Premises, Tenant shall, within thirty (30) days after notice of the filing thereof, or sooner and within ten (10) days after demand from Landlord if required in order to close a sale or financing involving the Premises (and which notice shall refer to such ten (10) day period and this sentence), cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Tenant shall fail to cause such lien to be discharged within the period aforesaid, then Landlord may (without complying with any other provision contained in this Lease) discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowance. Nothing in this Lease contained shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to or repair of the Premises or any part thereof, nor as giving Tenant a right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing or any mechanic's lien against the Premises.

ARTICLE 13.

SURRENDER OF THE PREMISES;
INSPECTION OF THE PREMISES

            Section 13.1. Surrender. Upon the expiration or sooner termination of this Lease, Tenant shall surrender to Landlord the Premises, free of subtenants (except as provided in Section 14.7), occupants or the like, in good order and repair (except in the event of termination upon a Casualty, a total taking or Constructive Total Taking in condemnation proceedings), reasonable wear and tear and damage by casualty or condemnation (except to the extent Tenant was theretofore obligated under this Lease to restore such casualty or condemnation prior to the date of such expiration or sooner termination) excepted and also except as Tenant may have been prevented from maintaining the Premises in good order and repair by occupation thereof by any entity having the power of eminent domain which shall have taken the temporary use thereof and shall then be in possession thereof. If the Premises are not surrendered at the end of the Term, Tenant shall compensate Landlord for all damages which Landlord shall suffer by reason thereof, and Tenant shall indemnify, defend and hold Landlord harmless from and against all claims made by any succeeding tenant against Landlord founded upon delay by Landlord in delivering possession of the Premises to such succeeding tenant to the extent that all or any portion of such delay is occasioned by the failure of Tenant to surrender the Premises as and when required by this Lease. Without limiting the provisions of Section 13.1 hereof, if Tenant shall, without the written consent of Landlord, hold over after the expiration of the Term, Tenant's use shall be deemed a month-to-month tenancy, which tenancy may be terminated upon demand of Landlord. During such tenancy, Tenant agrees to pay Landlord, each month, (i) the following percentage of the Base Rent in effect upon the expiration of the Term:

            (A) 125% of such Base Rent for the first ninety (90) days after the expiration or sooner termination of this Lease;

            (B) 150% of such Base Rent for the next ninety (90) days (that is, until the 180th day thereafter);

            (C) 175% of such Base Rent for the next ninety (90) days (that is, until the 270th day thereafter); and

            (D) 200% of such Base Rent for the period from and after such 270th day after the expiration or sooner termination of this Lease,

plus (ii) all Additional Rent payable by Tenant hereunder for such month.

            Section 13.2. Inspection. Tenant shall permit Landlord and Landlord's authorized representatives to enter the Premises at reasonable times during usual business hours upon reasonable prior notice (except in the case of an emergency or to prevent an imminent default under a Fee Mortgage, which entry may be made without notice at any time) for the purpose of inspecting the same and of exhibiting the same to prospective purchasers or mortgagees thereof, or others to whom Landlord shall desire to so exhibit the Premises.

ARTICLE 14.

ASSIGNMENT AND SUBLETTING

            Section 14.1. Assignment and Subletting. Except as otherwise provided in this Article 14, or as expressly provided elsewhere in this Lease, Tenant shall not, without the prior written consent of Landlord, assign, mortgage, pledge or encumber this Lease or sublease the Premises, or any part thereof. The consent of Landlord to any assignment, mortgage, pledge, encumbrance or subletting shall not relieve Tenant from obtaining Landlord's consent to any further such transaction which requires Landlord's consent hereunder.

            Section 14.2. Permitted Transactions. Without Landlord's consent, but upon at least fifteen (15) days' prior notice to Landlord, and subject to Section 14.3(c), Tenant may:

            (a) Assign this Lease or sublease all or any part of the Premises to an Affiliate of Tenant;

            (b) Assign this Lease or sublet all or substantially all of the Premises for all or any portion of the Term in connection with a sale or other transfer to the assignee or sublessee of all or substantially all of the business conducted by Tenant at the Premises;

            (c) Mortgage, pledge or encumber this Lease, except as provided in Section 14.3(a); or

            (d) Sublease the Premises, in whole or in part, other than a sublease of all or substantially all of the Premises for all or substantially all of the term (except as provided in subsection (b) above).

            Section 14.3.  Transactions Requiring Landlord's Consent.

            (a) So long as Landlord is an Affiliate of Joseph C. DiFeo or Samuel
X. DiFeo, Landlord's consent shall be required to any mortgage, pledge or encumbrance of this Lease (but not to a transaction described in Section 10.4(b)), which consent may be withheld in Landlord's sole discretion, notwithstanding any provision of this Lease which contemplates the potential existence of any Mortgage, or otherwise give to Tenant the right to mortgage this Lease and the leasehold estate created hereby.

            (b) Tenant may assign this Lease, and may sublease all or any part of the Premises, other than as provided in Section 14.2, subject to Landlord's prior consent, which consent Landlord shall not unreasonably withhold, upon the following terms and conditions:

                  (i) Tenant shall furnish Landlord with the name and business address of the proposed assignee or subtenant and with information with respect to the nature and character of the proposed assignee's or subtenant's business or activities as are reasonably satisfactory to Landlord.

                  (ii) Landlord shall not be entitled to take into account the financial net worth, credit or financial responsibility of the proposed assignee or subtenant;

                  (iii) Tenant shall deliver an executed assignment or sublease to Landlord at the time Landlord's consent is requested;

                  (iv) The nature and character of the proposed assignee or subtenant, and its business or activities are, in Landlord's reasonable judgment, in keeping with the standards of the Premises (and its intended use of the Premises is not in violation of the provisions of this Lease);

                  (v) Each assignment or sublease, whether or not Landlord's consent is required thereto, shall specifically state that (i) it is subject to all of the terms, covenants, agreements, provisions and conditions of this Lease (except as otherwise provided herein as to Sections 3.8, and 15.1(c), and provided, further, that no assignee or subtenant shall be obligated to enter into, assume or otherwise be liable for obligations under any Tenant Guaranty, and provided, further, that no assignee or subtenant shall be obligated to enter into, assume or otherwise be liable for obligations under any Tenant Guaranty; and (ii) the assignee or subtenant will not have the right to further assign or sublet all or part of the Premises except in accordance with the provisions of this Lease.

                  (vi) With respect to any such assignment or sublease, whether or not Landlord's consent is required thereto: (A) the receipt by Landlord of any amounts from an assignee or subtenant, or other occupant of any part of the Premises, shall not be deemed or construed as releasing Tenant from Tenant's obligations hereunder or of the acceptance of that party as a direct Tenant; (B) Tenant shall reimburse Landlord within thirty (30) days after demand for any reasonable costs incurred by Landlord to review the proposed assignment or sublease in connection with the requested consent, including the cost of making investigations as to the acceptability of the proposed assignee or subtenant and any reasonable attorney's fees incurred by Landlord; (C) consent by Landlord thereto shall not be deemed or construed to modify, amend or affect the terms and provisions of this Lease, or Tenant's obligations hereunder, which shall continue to apply to the Premises as if the assignment or sublease had not been made; and (D) if Tenant defaults in the payment of any rent, Landlord is authorized to collect any rents due or accruing from any assignee, subtenant or other occupant of the Premises and to apply the net amounts collected to the rent due hereunder.

            (c) No assignment or sublease permitted under Section 14.2, Section 14.3, or otherwise permitted hereunder shall be permitted if the assignee or sublessee, in Landlord's reasonable judgment, is not reputable, or if the assignment or sublease, in Landlord's reasonable judgment, would cause the Premises to become subject to compliance with the remedial provisions of ECRA (or a similar state statute requiring environmental testing and/or remediation) prior to the sale or other transfer of the Premises, upon such assignment of this Lease or sublease of all or any portion of the Premises, or upon the expiration or sooner termination of this Lease or cessation of operations at the Premises. Landlord will advise Tenant, by notice to Tenant within thirty (30) days of Tenant's request therefor, if Landlord judges a proposed assignee or subtenant named in such request not to be reputable, or a proposed assignment or sublease to cause the Premises to become subject to ECRA or such similar statute as aforesaid, which notice from Landlord shall specify, in reasonable detail, the grounds for Landlord's determination. Failure or refusal of Landlord to respond within such thirty (30) days period shall be deemed a determination by Landlord that the proposed assignee or sublessee is reputable and the proposed assignment or sublease does not cause the Premises to so become subject to ECRA or such other similar statute. In making such determination, the financial condition of the proposed assignee or sublessee shall not be taken into account by Landlord. If Tenant disputes Landlord's determination, such dispute shall be resolved by ADR pursuant to Article 18.

            (d) Notwithstanding anything to the contrary in this Lease, Tenant shall not assign this Lease or sublease the Premises to a government or any subdivision or agency thereof, without Landlord's consent, which consent Landlord may withhold in its sole discretion.

            Section 14.4 Takeback Right. If at any time Tenant shall request Landlord's consent (if such consent is required hereunder) (a) to assign this Lease, other than to an Affiliate or in connection with a sale of all or substantially all of Tenant's business at the Premises to the assignee, or (b) to sublease all or substantially all of the Premises for all or substantially all of the Term, other than to an Affiliate or in connection with sale or all or substantially all of Tenant's business at the Premises to the sublessee, or (c) to change the use of all or substantially all of the Premises to a use other than a Vehicle-Related Use, and shall have notified Landlord of such proposal, then Landlord shall have a period of thirty (30) days following such notification to terminate this Lease as to the entire Premises, by notice to Tenant, in which event such termination shall occur on the forty-fifth (45th) day after the date of such notice, as if such forty-fifth (45th) day were the date herein specified for the expiration of the Term, and, from and after such termination, neither party shall have any further obligation hereunder to the other party, except for obligations which accrued prior to the date of termination or which by their terms survive the termination of this Lease. Nothing herein in this Section shall be deemed or construed to limit Landlord's right to withhold consent to an assignment or sublease, in accordance with the provisions of this Lease, if such consent is required hereunder, and the existence of this takeback right shall not be taken into account in determining whether Landlord is entitled to withhold consent to an assignment or sublease, if such consent is required hereunder.

            Section 14.5. Requirements as to Assignments or Subleases. (a) Any assignment of this Lease, whether made with Landlord's consent or without Landlord's consent, as the case may be, shall not be effective unless and until
(i) the assignee shall execute, acknowledge and deliver to Landlord an agreement in form and substance reasonably satisfactory to Landlord, and with respect to which Landlord shall be a direct beneficiary, whereby the assignee shall (x) assume the obligations and performance of this Lease and agree to be personally bound by all of the covenants, agreements, terms, provisions and conditions hereof on the part of Tenant to be performed and observed from and after the effective date of any such assignment; and (y) agree that the provisions of this
Article 14 shall, notwithstanding such assignment or sublease, continue to be binding upon it in the future. Tenant covenants that, notwithstanding any assignment or sublease, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of rent by Landlord from any assignee or subtenant or any other party, Tenant shall remain fully and primarily and jointly and severally liable for the payment of rent due and to become due under this Lease and for the performance and observance of all the covenants, agreements, terms, provisions and conditions of this Lease on the part of Tenant to be performed or observed.

            (b) The liability of Tenant, and the due performance by Tenant of the obligations on its part to be performed under this Lease, shall not be discharged, released or impaired in any respect by an agreement or stipulation made by Landlord or any grantee or assignee of Landlord or any other agreement with a third party extending the term of or modifying any of the obligations contained in this Lease, or by any waiver or failure of Landlord to enforce any of the obligations on Tenant's part to be performed under this Lease, and Tenant shall continue liable hereunder. If any such agreement or modification operates to increase the obligations of Tenant under this Lease the liability of the Tenant under this Lease or any of its successors in interest (all such parties shall be deemed to have expressly consented in writing to such agreement or modification) shall continue to be no greater than if such agreement or modification had not been made.

            Section 14.6.  Leasehold Mortgages.

            (a) Without the prior consent of Landlord, Tenant shall have the right to mortgage this Lease and the leasehold estate hereby created. The execution and delivery of a Mortgage shall not be deemed to constitute an assignment or transfer of this Lease nor shall the holder of any Mortgage, as such, be deemed an assignee or transferee of this Lease so as to require such holder to assume the performance of any of the covenants or agreements on the part of Tenant to be performed hereunder. No action or agreement hereafter taken or entered into by Tenant to cancel, surrender, modify or amend this Lease shall be binding upon or enforceable against a Mortgage, without the prior written consent of such Mortgagee.

            (b) A Mortgagee shall only have the rights provided for herein if there has been delivered to Landlord a true, correct and complete copy of the Mortgage in question, together with written notice executed by Tenant setting forth the name and address of the Mortgagee. Landlord shall not be bound to recognize any assignment of a Mortgage unless and until Landlord shall be given written notice of such assignment and the name and address of the assignee. A Mortgagee shall cease to be entitled to any of the rights provided for herein if its Mortgage is satisfied or discharged of record or if Mortgagee has given written notice to Landlord that its Mortgage has been satisfied. Tenant shall not grant any Mortgage unless such Mortgage shall expressly state that the proceeds of any insurance policies and condemnation awards shall be held, used and applied for purposes and in the manner provided in this Lease, and a Mortgagee whose Mortgage does not so provide shall have no rights hereunder.

            Section 14.7. Sublease Recognition. Landlord confirms, for the benefit of any tenant under any Major Sublease (such tenant being called a "Space Tenant"), that, upon the termination of this Lease pursuant to Section 15.1, Landlord will recognize the Space Tenant under such sublease as the direct tenant of Landlord (provided that such Space Tenant attorns to Landlord) and will, upon the request of Tenant with respect to a Major Sublease consented to by Landlord, enter into a reasonable and customary form of recognition and attornment agreement with such Space Tenant which will provide for the recognition by

Landlord of such Space Tenant as the direct tenant of Landlord and the attornment by such Space Tenant to Landlord, provided that, among other things, at the time of the termination of this Lease no default exists under the Space Tenant's Sublease which at such time would then permit the landlord thereunder to terminate the same or to exercise any dispossess remedy provided for therein The term "Major Sublease" shall mean a sublease of all of the Premises for all of the Term (less one day), provided that the sublease requires the sublessee to perform all of Tenant's obligations hereunder, subject to Section 3.8, grants to the sublandlord all of Landlord's rights hereunder other than pursuant to
Section 15.1(c) (which shall not apply to the Major Sublease) and that the sublessee shall not be obligated to enter into, assume or otherwise be liable for obligations under any Tenant Guaranty.

ARTICLE 15.

DEFAULT PROVISIONS; CONDITIONAL LIMITATION

                  Section 15.1. Events of Default. In the event that any one or more of the following events occur, an event of default (an "Event of Default") shall be deemed to exist under this Lease:

            (a) default shall be made in the payment of the Base Rent when due and such default shall continue for a period of ten (10) days after notice thereof, specifying such default, shall have been given to Tenant, or default shall be made in the payment of any item of additional rent and such latter default shall continue for a period of thirty (30) days after notice thereof, specifying such default, shall have been given to Tenant; or

            (b) default shall be made in the performance of any other covenant or agreement on the part of Tenant to be performed hereunder, and such default shall continue for a period of thirty (30) days after notice thereof, specifying such default, shall have been given to Tenant; provided, however, in the case of a default which cannot with due diligence be remedied by Tenant within a period of thirty (30) days, if Tenant during such thirty (30) day period advised Landlord of Tenant's intentions to cure such default, and proceeds as promptly as may be reasonably possible after the service of such notice and with all due diligence, and continuity of purpose to remedy the default and thereafter to prosecute the remedying of such default with all due diligence (including by appropriate actions against a subtenant of all or part of the Premises to compel performance by such subtenant or to recover possession of the Premises so as to permit Tenant to cure such default to the extent that Tenant is unable to cure the same without recovering possession), the period of time after the giving of such notice within which to remedy the default shall be extended for such period as may be necessary to remedy the same with all due diligence; or

            (c) an Event of Default, subject to Section 15.3, shall have occurred under any Group Lease or under any Group Sublease; provided, however, that if any Group Lease or Group Sublease, other than this Lease, is assigned, in a transaction permitted thereunder, to a person or entity which is not an Affiliate of the Tenant thereunder, and does not thereafter become an Affiliate of the Tenant thereunder, then this subsection shall thereafter apply only with respect to such Group Lease or Group Sublease to a monetary Event of Default under such Group Lease or Group Sublease and shall not thereafter apply to a non-monetary Event of Default under such Group Lease or Group Sublease; or

            (d) whenever Tenant shall default in complying with the provisions of Article 12 with respect to the discharging of mechanics' liens within the time period provided therein and such default shall exist for thirty (30) days after notice from Landlord specifying such default, or, if applicable, for ten
(10) days after notice from Landlord specifying such default if such discharge is required in order to close a sale or refinancing involving the Premises (which notice shall refer to such ten (10) day period and Article 12); or

            (e) if any execution or attachment shall be issued against Tenant or any of Tenant's property pursuant to which execution or attachment the Premises or any part thereof shall be taken or occupied by someone other than Tenant, except as permitted under this Lease; or

            (f) (i) the making by Tenant or '21' International Holdings, Inc. ("TIHI"), while the TIHI Guaranty is in effect, or by any EMCO Sub, while its EMCO Pledge is in effect (each of TIHI and Emco Sub, during such respective period of time only, being herein called a "Guarantor") of any general assignment for the benefit of creditors; (ii) the filing by or against Tenant or any Guarantor of any petition to have Tenant or any Guarantor adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant or any Guarantor, the same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's or any Guarantor's assets, or substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease; or (iv) the attachment, execution or the judicial seizure of substantially all of Tenant's or any Guarantor's assets, or substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease; or

            (g) if Tenant's right, title and interest in this Lease or the estate of Tenant hereunder shall be transferred to or shall pass to or devolve upon any person or entity whether by action of Tenant, by operation of law or otherwise, in violation of the terms of this Lease, and such default shall not be cured within thirty (30) days after notice from Landlord of such default; or

            (h) if any Mortgagee commences an action to foreclose or otherwise realize upon its Mortgage or Tenant's interest in this Lease, unless such action has been dismissed or discontinued.

            Section 15.2. Right to ADR. If Landlord shall give Tenant a notice, pursuant to any of subsections (a) through (h) of Section 15.1, of a default or an event which may, with the giving of such notice, or the passage of time, or both, become an Event of Default, and if the default in question is other than a failure by Tenant to pay an installment of Base Rent due hereunder, and if Tenant within fifteen (15) days after the giving of any such notice from Landlord pursuant to subsections (a) through (h) of this Section, shall dispute by notice to Landlord (a "Section 15.2 Notice") the existence of such default, the matter shall be determined by ADR as provided in Article 18 and, pending such determination, Landlord shall not be entitled to terminate this Lease, nor shall a default or Event of Default be deemed to exist hereunder on account thereof; provided, however, that if it shall be determined by ADR that Tenant is so in default, the time within which Tenant shall have to remedy the same under subsection (a) through subsection (h) above shall be computed from the date of such determination. Any such Section 15.2 Notice to Landlord shall specify in reasonable detail the grounds for such dispute.

            Section 15.3. Multiple Notices. If a monetary Event of Default occurs hereunder, then Landlord shall have the right to send to Tenant a second
(2nd) notice, referring to this Section and specifying such default and stating that it is a "Second Notice" of such default, and, if such monetary Event of Default shall not be cured within five (5) business days after such notice is given, then Landlord shall have the right to send Tenant a third (3rd) notice, referring to this Section and specifying that it is a "Third Notice" of such default, and, if such monetary Event of Default shall not be cured within ten
(10) business days after such notice is given, Landlord may thereafter proceed to exercise all rights and remedies which Landlord may exercise upon such Event of Default and Landlord shall not thereafter be obligated to accept a cure by Tenant of such monetary Event of Default (but prior to Landlord's commencing to exercise its rights and remedies, Landlord shall be obligated to accept such a cure). The provisions of this Section shall only apply to the first two (2) monetary Events of Default of the same type in any period of twelve (12) consecutive calendar months. Tenant specifically acknowledges that it will not argue before any court, ADR tribunal or anyone that Landlord is obligated or required to accept any cure of an Event of Default described in this Section after the expiration of the applicable time frame provided for after the Third Notice, Tenant having negotiated for the giving of the Second and Third Notices in lieu of any other benefit or right provided to Tenant at law, in equity or otherwise with respect to the right to cure such Events of Default.

            Section 15.4.  Notices of Default to Mortgages.

            (a) If Landlord shall give a notice to Tenant regarding the Tenant's failure to observe or perform any obligation imposed upon Tenant under this Lease, Landlord shall at the same time give a copy of each such notice to each Mortgagee, and no such notice shall be deemed to have been effected unless and until notice is so given to each Mortgagee. If a Mortgage is held by more than one person, corporation or other entity, no provision of this Lease requiring Landlord to give a notice to a Mortgagee shall be binding upon Landlord unless and until all of said holders shall designate in writing one of their number to receive all such notices and shall have given to Landlord an original executed counterpart of such designation in form reasonably satisfactory to Landlord.

            (b) Landlord shall permit a Mortgagee the right (without obligation on the part of the Mortgagee to do so) to perform any term, covenant, condition or agreement and to remedy any default by Tenant hereunder, within the time periods provided to the Tenant hereunder or otherwise provided to the Mortgagee hereunder and together with any and all rights of Tenant hereunder with respect to remedying or contesting any such default, and Landlord shall accept such performance by Mortgagee with the same force and effect as if furnished by Tenant; provided, however, that Mortgagee shall not thereby or hereby be subrogated to the rights of Landlord.

            (c) If an Event of Default shall occur hereunder, then, before Landlord shall be entitled to terminate this Lease on account of such Event of Default, Landlord shall give to the holder of any such Mortgage a further notice that such specified Event of Default remains unremedied, and the holder of such Mortgage shall have the right to remedy any Event of Default arising from a failure to pay Base Rent or Additional Rent within a period of twenty (20) days after the service of such notice and to commence to remedy any other Event of Default within a period of thirty (30) days after the service of such notice.

            Section 15.5. Rights of Mortgagees. In case of the occurrence of an Event of Default (other than an Event of Default of the character of a failure to pay Base Rent or Additional Rent) if, within thirty (30) days after the further notice referred to in Section 15.4 is given by Landlord to the holder of a Mortgage, such holder shall:

            (a) notify Landlord of its election to proceed with due diligence promptly to acquire possession of the Premises or to foreclose the Mortgage or otherwise to extinguish Tenant's interest in this Lease;

            (b) deliver to Landlord an instrument in writing duly executed and acknowledged wherein the holder of the Mortgage agrees that:

                  (i) during the period that such holder or a receiver of rents and profits appointed upon application of such holder shall benefit from the provisions of this Section (until, by notice to Landlord, such holder waives any further benefits under this Section with respect to such Event of Default), it will pay or cause to be paid to Landlord all sums from time to time becoming due under this Lease for the Base Rent and Additional Rent; and

                  (ii) if delivery of possession of the Premises shall be made to such holder or such receiver or, in the event such holder is an Institution, to its nominee, whether voluntarily or pursuant to any foreclosure or other proceedings or otherwise, such holder shall, promptly following such delivery of possession, perform or cause such nominee to perform, as the case may be, such of the covenants and agreements herein contained on Tenant's part to be performed as Tenant shall have failed to perform to the extent the same are of a type which can reasonably be performed by a party other than the Tenant and the defaults which cannot so reasonably be performed shall no longer be deemed to be defaults hereunder as respects Mortgagee or any nominee, or their successors and assigns; and

            (c) If such holder is not an Institution deliver to Landlord security sufficient in Landlord's reasonable opinion to secure the obligations undertaken pursuant to clauses (a) and (b) above;

and provided that such default is in a nature that the same cannot practically be cured by such Mortgagee without taking possession of the Premises, then Landlord shall not be entitled to terminate this Lease on account of such Event of Default and shall accept such performance, for such period or periods of time as may be necessary for such holder, with the exercise of due diligence, to extinguish Tenant's interest in this Lease and to perform or cause to be performed all of the covenants and agreements to be performed by Tenant to the extent the same are of a type which can reasonably be performed by a party other than Tenant. Nothing herein contained shall be deemed to require the holder of a Mortgage to continue with any foreclosure or other proceedings or, in the event such holder or receiver shall acquire possession of the Premises, to continue such possession, if the Event of Default in respect of which Landlord shall have given a notice shall be remedied. If prior to any sale pursuant to any proceeding brought to foreclose any Mortgage, or if prior to the date on which Tenant's interest in this Lease shall otherwise be extinguished, the Event of Default in respect of which Landlord shall have given a notice shall have been remedied and possession of the Premises shall have been restored to Tenant, then the obligation of the holder of the Mortgage pursuant to the instrument referred to in clause (b) of this Section shall be null and void and of no further effect. Nothing herein contained shall affect the right of Landlord, upon the subsequent occurrence of any Event of Default, to exercise any right or remedy herein reserved to Landlord.

            Section 15.6. Remedies. (a) Upon the occurrence of an Event of Default, subject, however to Section 15.3, in addition to any other remedies available to Landlord at law or in equity or provided for herein, Landlord shall have the option, upon five (5) business days' prior notice to Tenant, to terminate this Lease and all rights of Tenant hereunder. In the event that Landlord elects to so terminate this Lease, then Landlord may recover from
Tenant:

                  (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

                  (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of rent loss that Tenant proves could have been avoided; plus

                  (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of aware exceeds the fair market rental value for the Premises for such period.

As used in clauses (i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the Prime Rate plus two (2%) percent. As used in clause (iii) above, the "worth at the time of award" is computed by discounting such award at an appropriate interest rate determined at the time.

            (b) From and after the occurrence of an Event of Default, subject, however, to Section 15.3, Landlord shall also have the right, with or without terminating this Lease, upon notice to Tenant, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 15.6(b) shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. No entry or re-entry by Landlord, whether had or taken under summary proceeding or otherwise, shall absolve or discharge Tenant from any liability hereunder.

            (c) In the event that Landlord shall elect to re-enter as provided in subsection (b) above or shall take possession of the Premises pursuant to legal proceedings or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided above, Landlord may, from time to time, without terminating this Lease, either recover all rent (which shall be deemed to included all Base Rent, Additional Rent, and other payments and charges required to be made by Tenant hereunder), as it becomes due or relet the Premises or any part thereof on terms and conditions as Landlord in its sole discretion may deemed advisable for the whole or any part of the remainder of the term or for a longer period, in Landlord's name, or as agent of Tenant, and in connection therewith, Landlord may make repairs or alterations to the Premises in such manner as Landlord may deem necessary or advisable. If the Premises, or any part thereof, are leased to or occupied by Landlord, Joseph C. DiFeo, Samuel X. DiFeo or any Affiliate of any thereof, the tenant or occupant shall be deemed to be leasing or occupying the same on arms-length terms at the then applicable fair market rental value of the premises in question, regardless of the actual terms of or rental with respect to such leasing or occupancy.

            (d) In the event Landlord shall, pursuant to subsection (c) above, elect to so relet, the rents received by Landlord from such reletting shall be applied: first to the cost and expenses of re-taking, repossessing, repairing and/or altering the Premises and the expense of removing all persons and property therefrom; second, to the costs and expenses incurred in securing any new tenant or tenants; and third, to the payment of rent due and unpaid hereunder and the residue, if any, shall be held by Landlord and applied to payment of future Base Rent and Additional Rent as the same may become due and payable. Should that portion of such rents received from such reletting during any month, which is applied to the payment of Base Rent and Additional Rent hereunder, be less than the Base Rent and Additional Rent payable during the month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to the Landlord, as soon as ascertained, any reasonable costs and expenses incurred by Landlord in reletting or in making such alterations and repairs not covered by the rents received from such reletting. Suit or suits for the recovery of such deficiency or damage, or for a sum equal to any installment or installments of rent, may be brought by Landlord from time to time at Landlord's election and nothing herein contained shall be deemed to require Landlord to await the date on which this Lease or the term hereof would have expired by limitation had there been no such default by Tenant; provided, however, that this subsection (d) shall cease to be applicable on a going forward basis if Landlord makes the election described in subsection
(a) of this Section.

            (e) Landlord shall have no obligation to mitigate damages upon the exercise of any of Landlord's rights or remedies under this Article 15.

            Section 15.7. No Waivers. All rights, options and remedies of Landlord contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. Tenant hereby expressly waives any and all rights to recover or regain possession of the Premises or to reinstate or redeem its tenancy or this Lease as is permitted or provided by or under any statue, law or a decision now of hereafter in force and effect. Tenant also waives the provisions of any law now or hereafter in effect relating to notice and delay in levy of execution in case of an eviction or dispossess of Tenant for non-payment of rent. Tenant waives and shall waive any and all rights to a trial by jury in the event that summary proceedings shall be instituted by Landlord. The term "enter", "re-enter" "entry", or "re-entry" as used in this Lease is not restricted to their technical legal meanings.

            Section 15.8. New Leases. In case of the termination of this Lease by reason of the happening of any Event of Default, Landlord shall give prompt notice thereof to the holder of any Mortgage. So long as the Mortgagee has complied with Sections 15.4 and 15.5, Landlord shall, on written request of such holder, made at any time within 60 days after the giving of such notice by Landlord, enter into a new Lease of the Premises with such holder, or its designee, within thirty (30) days after receipt of such request, which new Lease shall be effective as of the date of such termination of this Lease for the remainder of the term of this Lease, at the same Base Rent and upon the same terms, covenants, conditions and agreements as are herein contained; provided that the holder of the Mortgage shall (a) contemporaneously with the delivery of such request pay to Landlord the Base Rent and items of Additional Rent which Landlord has specified as due in any notice to such holder, (b) pay to Landlord at the time of the execution and delivery of said new Lease any and all sums for the Base Rent and Additional Rent which would have been due hereunder from the date of termination of this Lease (had this Lease not been terminated) to and including the date of the execution and delivery of said new Lease, together with all expenses, reasonably incurred by Landlord, in connection with the termination of this Lease and with the execution and delivery of such new Lease, less the net amount of all sums received by Landlord from any occupants of any part or parts of the Premises up to the date of commencement of such new Lease, and (c) on or prior to the execution and delivery of said new Lease, agree in writing that promptly following the delivery of such new Lease, such holder or its designee will perform or cause to be performed all of the other covenants and agreements herein contained on Tenant's part to be performed to the extent that Tenant shall have failed to perform the same to the date of delivery of such new Lease. Nothing herein contained shall be deemed to impose any obligation on the part of Landlord to deliver physical possession of the Premises to such holder of a Mortgage or its designee unless Landlord at the time of the execution and delivery of such new Lease shall have obtained physical possession thereof. Upon execution and delivery of such new Lease, any subleases which may have theretofore been assigned and transferred to Landlord shall thereupon be assigned and transferred, without recourse, by Landlord to the new tenant. If a new lease of the premises be entered into pursuant to the above, then the holder of the Mortgage, or any assignee or designee thereof, or a purchaser at a foreclosure sale shall, for the remainder of the term of this Lease, succeed to the interest of the Tenant hereunder, subject to the terms, provisions, covenants and agreements on the part of Tenant to be performed as provided above. If more than one Mortgagee shall request such new lease, such new Lease shall be made with and delivered to the Mortgagee whose Mortgage is prior in lien to those of any others, without regard to the time of request. Landlord shall have no obligation to determine the lien priority as among Mortgagees, but shall base its actions in dealing with a Mortgagee on information contained in a title report issued by a title company acceptable to Landlord. Any such new lease shall be expressly made subject to the rights, if any, of Tenant under the terminated lease and of the rights of parties in possession.

            Section 15.9.  [Intentionally deleted.]

            Section 15.10. Multiple Mortgages. If at any time there shall be more than one Mortgage, the holder of the Mortgage prior in lien shall be vested with the rights under Sections 15.3 and 15.8 to the exclusion of the holder of any junior Mortgage; provided, however, that if the holder of a Mortgage prior in lien to any other Mortgage shall fail or refuse to exercise the rights set forth in said Sections, each holder of a Mortgage in the order of the priority of their respective liens shall have the right to exercise such rights; and provided further, however, that with respect to the right of the holder of a Mortgage under Section 15.8 to request a new Lease, such right may, notwithstanding the limitation of time set forth in said Section, be exercised by the holder of any junior Mortgage, in the event the holder of a prior Mortgage shall not have exercised such right, more than 120 days but not more than 140 days after the giving of notice by Landlord of the termination of this Lease as in said Section provided.

            Section 15.11.  Elimination of Cross-Default and
Cross-Collateralization.

            (a) The provisions of Section 15.1(c) shall no longer apply to this Lease, and Landlord shall cease to be entitled to consider an Event of Default to exist or to terminate this Lease on account of an Event of Default under Section 15.1(c), in any of the following circumstances:

                  (i) If this Lease shall be assigned (but only if Landlord's consent, if required hereunder, has been obtained), in a transaction permitted hereunder, to an assignee which is not an Affiliate of Tenant and provided that (i) such assignee or transferee does not thereafter become an Affiliate of Tenant, or (ii) Tenant, or an Affiliate of Tenant, does not thereafter become the Tenant under this Lease; or

                  (ii) If the holder of an Institutional Mortgage permitted hereunder or its successors and assigns shall succeed Tenant as the Tenant under this Lease; or

                  (iii) If Landlord shall cease to be (and so long thereafter as Landlord shall continue not to be) an Affiliate of Joseph C. DiFeo or Samuel X. DiFeo.

            (b) For purposes of Section 15.1(c) a lease other than this Lease or a Sublease which is originally considered a Group Lease or Group Sublease shall cease to be a Group Lease or Group Sublease for such purposes if the landlord or sublandlord under such lease or sublease shall cease to be an Affiliate of Joseph D. DiFeo or Samuel X. DiFeo, but shall again be considered a Group Lease or Group Sublease if and so long as the landlord or sublandlord under such lease or sublease shall again be an Affiliate of Joseph C. DiFeo or Samuel X. DiFeo.

            Section 15.12. Landlord Defaults; Landlord Guaranty. Pursuant to the Landlord Guaranty, Landlord has guaranteed the performance by the landlords under the Group Leases and the sublandlords under the Group Subleases. Any successor to Landlord's interest hereunder shall be deemed to have agreed to be bound by the terms of any such Landlord Guaranty (but shall have no liability under such Landlord Guaranty at such time as it is not an Affiliate of Joseph C. DiFeo or Samuel X. DiFeo, other than the obligation in the next sentence). Landlord agrees that it will not assign or otherwise transfer the Premises or this Lease unless the assignee or other transferee enters into a Landlord Guaranty substantially in the same form of the Landlord Guaranty entered into by Landlord (subject to the limitations on liability contained in the foregoing sentence).

            Section 15.13. Tenant Guaranty. Pursuant to the Tenant Guaranty, Tenant has guaranteed the performance of the tenants under the Group Leases and subtenants under the Group Subleases.

            Section 15.14. Interest on Defaulted Sums. If either party shall fail to pay any sums due hereunder within ten (10) days after the due date thereof, such unpaid sums shall bear interest, payable on demand, from and after the due date thereof until paid at a rate per annum equal to the Prime Rate plus two (2%) percent.

            Section 15.15. Late Charge. If Tenant shall fail to pay all or part of any installment of Base Rent on the date on which the same shall be due and payable hereunder more than once in any twelve (12) month period, Tenant shall pay to Landlord, within twenty (20) days after demand therefor by Landlord, a late charge equal to the greater of (a) two (2%) percent of all or the portion of such installment not paid when due, or (b) any late charge, interest charge or other charge imposed upon Landlord by a Fee Mortgagee because Landlord was unable to pay when due sums required to be paid under the Fee Mortgage because of Tenant's failure as aforesaid. In applying this provision, it shall be assumed that Landlord has no funds from which to pay sums required to be paid under the Fee Mortgage in question other than the sums required to be paid by Tenant to Landlord under this Lease.

ARTICLE 16.

INDEMNIFICATION

            (a) Except to the extent due to negligence or willful misconduct of Landlord, its agents, employees or contractors, from and after the date hereof, Tenant shall indemnify and save harmless Landlord against and from any and all claims arising during the Term (even if asserted after the end of the Term) (i) by or on behalf of any person for injury to persons or damage to property occurring in, on or about the Premises, or (ii) arising from the conduct or management of or from any work or thing whatsoever done in or on the Premises, or the use and occupancy of the Premises, or (iii) arising from any condition of the Premises or any sidewalk adjoining the Premises, or of any vaults, passageways or space therein or appurtenant thereto, or arising from any act of negligence of Tenant, or any occupant of the Premises or any part thereof, or of its or their agents, contractors, servants, employees, invitees or licensees and from and against all judgments, costs, expenses and liabilities incurred in or about any such claim or action or proceeding brought therein; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend such action or proceeding by counsel reasonably satisfactory to Landlord. The provisions contained in this subsection shall not be applicable to any environmental or other matters which are the subject matter of Article 22 of this Lease, and the rights and obligations of the parties with respect to such maters shall be governed by such Section(s) of this Lease and not by this subsection.

            (b) Landlord shall indemnify and save harmless Tenant against and from any and all claims arising during the Term (even if asserted after the end of the Term) to the extent due to negligence or willful misconduct of Landlord, its agents, employees or contractors, from and after the date hereof, solely with respect to and arising from any entry of any thereof into or upon the Premises, (i) by or on behalf of any person for injury to persons or damage to property occurring in, on or about the Premises, or (ii) any act of negligence or willful misconduct of Landlord, or of its agents, contractors, servants, employees, invitees or licensees, from and after the date hereof, and from and against all judgments, costs, expenses and liabilities incurred in or about any such claim or action or proceeding brought therein, solely with respect to an entry of any thereof into or upon the Premises; and in case any action or proceeding be brought against Tenant by reason of any such claim, Landlord upon notice from Tenant shall defend such action or proceeding by counsel reasonably satisfactory to Landlord. The provisions contained in this subsection shall not be applicable to any environmental or other matters which are the subject matter of Article 22 of this Lease, and the rights and obligations of the parties with respect to such matters shall be governed by such Section(s) of this Lease and not by this subsection.

ARTICLE 17.

RENEWAL PRIVILEGES

            Section 17.1. First Renewal Term. Provided that this Lease is in full force and effect and provided that no Event of Default exists at the time of Tenant's exercise of the renewal option, Tenant shall have the option to renew this Lease and extend the Term, by giving notice as provided in Section 17.4, for a further period of five (5) years, to commence on the expiration of the initial Term hereof and to expire on the fifth (5th) anniversary of such commencement date upon all of the terms, covenants and conditions set forth in this Lease except as otherwise provided in Section 17.3, and except that Tenant shall only have the right to further renew this Lease in accordance with Section 17.2.
            Section 17.2. Second Renewal Term. Provided that this Lease is in full force and effect and provided that no Event of Default exists at the time of Tenant's exercise of the renewal option, and provided that Tenant has exercised the renewal option contained in Section 17.1, Tenant shall have the further option to renew this Lease and extend the Term, by giving notice as provided in Section 17.4, for a further period of five (5) years, to commence on the expiration of the first renewal term pursuant to Section 17.1 and to expire on the fifth (5th) anniversary of such commencement date, upon all of the terms, covenants and conditions set forth in this Lease except as otherwise provided in
Section 17.3, and except that Tenant shall have no further right to renew this Lease.

            Section 17.3. Renewal Rent. The Base Rent shall be adjusted as of the commencement date of each renewal term pursuant to Sections 17.1 and 17.2, to an amount equal to the fair market rental value of the Premises, determined as provided below, as of the first (1st) day of the renewal term in question, which fair market rental value shall be determined by agreement of the parties or, failing such agreement within one (1) year prior to the first day of the renewal term in question, by an arbitration which shall be conducted in the manner provided in Article 18 in which the arbitrator shall determine the fair rental value of the Premises (for automobile dealership use only (or any other Vehicle-Related Use or other use for which the Premises is in fact being used, but only to the extent that such other Vehicle-Related Use or other use is a higher and better use of the Premises than as an automobile dealership), and taking into consideration the obligations of Tenant under this Lease (the arbitrator is to conclusively presume that the Premises are in good condition and repair, are undamaged by any fire or other casualty and are free of any environmental contamination), the character and location of the Premises, the absence of a brokerage commission, work letter or rent concessions, any further provisions for adjustment of Base Rent, and other factors customarily taken into account in calculating fair market rental value of real property, but excluding any value added by Alterations in the nature of new Buildings (other than where Tenant has demolished and replaced a Building existing on the date hereof, in which event any value added by such Alterations shall be included) or additions to Buildings existing on the date hereof and undertaken by Tenant, but including renovations or restorations to (but not expansions of) Buildings existing on the date hereof, determined as of the date the Base Rent is to be adjusted). In no event shall Base Rent for any renewal term (a) be reduced below an amount determined pursuant to the Rent Adjustment and Takeback Agreement, or(b) be increased to an amount greater than the amount determined pursuant to the Rent Adjustment and Takeback Agreement.

            Section 17.4. Renewal Notices. (a) Tenant shall exercise its right to renewal terms pursuant to Sections 17.1 and 17.2 by giving Landlord notice of its election to do not less than six (6) months prior to the commencement date of the renewal term in question (or, if later, ten (10) business days after the applicable Meeting (as defined in Article 18) with respect thereto) and upon the giving of such notice, this Lease, subject to the provisions of this Article, shall be deemed to be renewed and the Term shall be deemed extended for the period of the relevant renewal term without the execution of any further lease or instrument.

            Section 17.5. Confirmation. After Base Rent for either renewal term has been determined, then, at either party's request, the parties shall enter into an agreement confirming the amount of such Base Rent, but failure to enter into the same shall not affect the rights or obligations of the parities hereunder.

ARTICLE 18.

ARBITRATION AND APPRAISAL

            Section 18.1. Rules. In such cases where this Lease provides for the determination of any matter by arbitration or ADR, other than as provided in
Section 18.2, the same shall be settled and finally determined by means of alternative dispute resolution as provided in the New Jersey Alternative Procedure for Dispute Resolution Act, N.J.S.A. 2A:23A-1, et seq., as in effect on the date of this Lease, (the "Act") upon written notice given by any party to the other (the "Dispute Notice"), and to the umpire hereafter established. Except to the extent required by law, the proceedings under the Act shall be confidential and shall not be disclosed or discussed with persons not parties to this Lease without the consent of all parties to the dispute. In the event a party to a dispute may suffer irreparable harm or injury, such party shall have the ability to seek provisional remedies, including but not limited to injunctive relief and other equitable remedies, to the fullest extent permitted by law pending completion of the process provided under this Article 18.

            Section 18.2. Umpires. (a) Within thirty (30) days after the Dispute Notice is given the parties shall select three (3) umpires from among the persons listed in Subparagraphs (1) through (4) below in the order of priority listed below, i.e., if a person meeting the requirements of Subparagraph (1) is not able or willing to serve, a person meeting the requirements of Subparagraph
(2) shall be selected, and so forth. In addition to meeting the requirements of Subparagraph (1), (2), (3) or (4) below, the umpires must also satisfy the requirements described in Subparagraphs (b) and (d) below. A potential umpire is:

            (1) Any retired judge of a United States District Court or a United States Circuit Court of Appeals;

            (2) Any retired judge of any State Superior, Appellate or Supreme Court;

            (3) Any attorney licensed to practice law for more than fifteen (15) years or certified public accountant who has been certified for more than fifteen (15) years; and, in either case, who has either directly or indirectly, no conflict of interest; or

            (4) Such other person upon whom the members of the selection group agree.

            (b) In addition to the requirements described in Section 18.2 (a) above, the umpires selected hereunder must:

            (1) Be free of any potential for bias or conflict of interest with respect to either of the parities hereto, directly or indirectly or by virtue of any direct or indirect financial interest, family relationship or close friendship; and

            (2) Be in a position to immediately hear the dispute and thereafter render a resolution within the time specified in Section 18.7 below.

            (c) If the umpires are not selected within the period of time specified in Section 18.2(a) above, Landlord, on the one hand, and Tenant, on the other hand, each shall promptly select an umpire which umpires shall select a third umpire who shall be the sole umpire. If the parties fail to so select umpires pursuant to the foregoing provisions within twenty (20) days after the expiration of the period described in Section 18.2(a), the sole umpire shall be selected by the Chief Judge of the United States District Court for the District of New Jersey or, if the Chief Judge is unable or unwilling to act, by the Chief Judge of the Southern District of New York or the President of the Bar Association of the City of New York. Such selection shall be in accordance with the requirements of Sections 18.2(a) and 18.2(b) above. The umpire to be selected pursuant to this Section 18.2(c) must be designated within thirty (30) days after the expiration of the period described in Section 18.2(a) above.

            (d) Anything to the contrary herein notwithstanding, the following persons are not eligible to be an umpire under this Article: a party to this Lease or any affiliate thereof; an employee or co-employee or any party to the dispute; or any person having material or undisclosed, financial or personal interests dependent on the success or failure of any of the parties.

            (e) An umpire shall disqualify himself or herself if he or she is unable to handle the process promptly so as to render a resolution within a reasonable time, in no event to exceed forty-five (45) days after final testimony and/or briefs and in all events not to extend beyond six months from the date the umpire is chosen, or such longer period to which the parties to the dispute and the umpire may agree.

            Section 18.3. Time and Place of Alternative Resolution. The alternative resolution shall be held at such place as the umpire may determine within Essex County, New Jersey or such other location to which the parties may agree, to commence not later than ten (10) days after the umpire had been determined in accordance with Section 18.2.

            Section 18.4. Fees. All fees and expense (including transcripts, room rental and fees of the umpire) of alternative dispute resolution, shall be paid as follows: 25% by the party or parties served with the Dispute Notice and 25% by the person(s) serving the Dispute Notice, with the remaining 50% allocated 10% to the prevailing party (or parties) and 40% to the non-prevailing party (or parties), as determined by the umpire (if the umpire does not determine a prevailing party then pro-rata to each of the material parties to the dispute as determined by the umpire) provided that the umpire shall have the right to order that such fees be paid in a different percentage if any of the parties has acted in bad faith (in which case he may shift other's shares to the bad faith party(ies)). The fees payable to the umpire shall be his usual hourly rates for consulting or dispute resolution services, as the same may be in effect from time to time. Each party shall pay his own legal fees, costs and disbursements.

            Section 18.5. Discovery. Each party shall be entitled to discovery by way of oral deposition, inspection and copying of all relevant documents within the care, custody or control of a party or a witness, and when authorized by the umpire, by way of interrogatories. All discovery shall be complete within forty-five (45) days of the appointment of the umpire. All documents to be relied upon by any party to the proceeding shall be provided to the others no later than two weeks before the hearing date for the proceedings. The time periods for discovery may be extended by the umpire for good cause, provided that he is able to meet the time requirement of Section 18.7.

            Section 18.6. Provisional Remedies. When appropriate under applicable New Jersey Substantive and procedural law, the umpire shall have full and complete authority to award provisional relief, on an ex parte basis or otherwise.

            Section 18.7. Time and Method for Resolution. The umpire shall make the award and serve notice thereof upon all parties within six (6) months of the date the umpire is designated, or such longer period to which the parties to the dispute and the umpire may agree. If the umpire fails to make his decision in accordance with substantive law, or to properly apply the facts to the law, the umpire's award will be deemed to have been procured by "undue means" and "beyond his power". Any party may apply to court in accordance with the Act to have the umpire's decision confirmed, reviewed, modified, affirmed or remanded to the umpire with directions.

            Section 18.8. Act and Agreement Govern. Except as otherwise provided herein, the Act shall govern the procedures and methods for any Alternative Dispute Resolution undertaken pursuant to this Lease. Except as expressly provided above, the umpire may not modify the provisions of this Article. Except as expressly provided to the contrary above, and to the extent otherwise not inconsistent with this Lease and the Act, proceedings under this Article, including efforts to mediate the dispute shall be governed by the "Rules for Non-Administered Arbitration of Business Disputes" (Final Draft, June 14, 1989) by the CPR (NY).

            Section 18.9. Procedure for Determining Fair Market Rental Value.
(a) In each instance under this Lease where it shall become necessary to determine the fair market rental value of the Premises, the fair market rental value shall be determined in accordance with the provisions of this Section. If by the date which is two hundred seventy (270) days before the date on which the First Adjustment, or the Second Adjustment, is to become effective, or by the date which is one year before the commencement date of any renewal term hereunder, the parties have been unable to agree on the fair market rental value, then Landlord shall send Tenant a notice (the "Meeting Notice") specifying in Landlord's order of preference those alternative dates (on business days) and times (between 9:00 a.m. and 5:00 p.m. local time) for Landlord and Tenant to meet at the office of the Landlord or such other locations in the northern New Jersey, New York Metropolitan area to exchange notices ("Valuation Notice") specifying Landlord's and Tenant's respective determinations of the fair market rental value for the Premises. Within thirty (30) days after the giving of the Meeting Notice, Tenant shall give Landlord a notice (the "Meeting Designation Notice") designating which of the alternative days and times specified in the Meeting Notice shall be acceptable to Tenant (such date and time for the meeting between Landlord and Tenant at the location specified by Landlord being herein call the "Meeting"). At the Meeting Landlord and Tenant shall exchange their Valuation Notices and both Landlord and Tenant shall initial a copy thereof for both Landlord's and Tenant's records. If Landlord's determination of the fair market rental value for the Premises as set forth in Landlord's Valuation Notice is less than Tenant's determination as set forth in Tenant's Valuation Notice, the fair market rental value for the Premises shall be the average of the Landlord's and Tenant's determinations. If Landlord's determination is greater than Tenant's determination and within ten (10) business days after the Meeting the parties shall fail to agree upon the fair market rental value for the Premises, the same shall then be determined as herein provided. If either party shall fail to appear at the Meeting, for other than force majeure reasons (in the event of a force majeure reason the parties shall endeavor in good faith to have the Meeting within one week thereafter in which event all references herein to the Meeting shall be to such delayed Meeting or, failing that, the Meeting shall take place on the tenth (10th) business day following the original specified Meeting Date at 10:00 o'clock a.m. at the place designated in the Meeting Notice), then the first sentence of subsection (b) of this Section shall apply. If the Landlord shall fail to give the Meeting Notice by the date which is two hundred forty (240) days (in the case of the First Adjustment or Second Adjustment) or eleven (11) months before the commencement of the renewal term in question (in the case of an adjustment to be made in connection with a renewal term) Tenant shall have the right to so notify Landlord in writing and Landlord shall be obligated to deliver the Meeting Notice, within ten (10) business days after its receipt of Tenant's notification of such failure on its part. If Landlord again fails to deliver the Meeting Notice, Tenant shall have the right to deliver the Meeting Notice, prior to delivery by Landlord of such Meeting Notice. If Tenant so elects to deliver any Meeting Notice, the above provisions shall apply thereto as if Landlord were Tenant and Tenant were Landlord as appropriate give the sense and circumstance. In each Valuation Notice the parties shall also designate the name of an appraiser. The parties shall cause the appraiser designated by them in each Valuation Notice to meet towards the end of agreeing on a single appraiser (the "Deciding Appraiser") to determine the fair market rental value of the Premises. If, within thirty (30) days after the Meeting, the appraisers selected by the parties are unable to agree on a Deciding Appraiser then either Landlord or Tenant, on behalf of both, may request such appointment by the presiding justice of the highest court in the county in which the premises are located for the appointment of a Deciding Appraiser and neither party shall raise any questions as to the court's full power and jurisdiction to entertain the application and make the appointment. The appraiser designated by the parties in their Valuation Notices, the appraiser selected by such two appraisers (to the extent that they can agree) and the appraiser designated by the presiding justice (if the need therefor arises) shall all be members of the American Institute of Real Estate Appraisers (or a successor organization), shall be impartial, shall have M.A.I. credentials, and shall be doing business as such in the county in which the Premises are located for a period of at least ten (10) years before the date of his appointment. In determining fair market rental value for the Premises the Deciding Appraiser shall choose which of Landlord's or Tenant's determination of fair market rental value as set forth in their Valuation Notices is closest to the Deciding Arbitrator's determination of fair market rental value and such determination for all purposes shall be deemed to be the fair market rental value. It is the intention of the parties that Valuation Notices be exchanged with respect to all Premises subject to Group Leases at the Meeting. It is also the intention of the parties that the Deciding Appraiser be the same person for all Premises with respect to Group Leases which are in the same county; that is, the same person shall determine fair market rental value for all Premises in the same county in which the application of these provisions contemplate that such determination will be made by the Deciding Appraiser. The decision of the Deciding Appraiser shall be final and conclusive on the parties. The Deciding Appraiser shall offer the parties a reasonable opportunity to present their cases as to fair market rental value, including the testimony of other appraisers and the introduction of appraisal reports. Each party shall bear the costs of its appraiser, and the fees and expenses of the Deciding Appraiser shall be shared equally by both parties.

            (b) If, on the date on which Base Rent hereunder is to be adjusted, the new Base Rent has not been finally determined pursuant to this Section, Tenant shall pay, until the new Base Rent is finally determined, as new Base Rent an amount equal to one-half of the difference between Landlord's proposal and Tenant's proposal (notwithstanding the foregoing, if either party shall fail to appear at the Meeting, if such party is Tenant, Tenant shall pay, until the new Base Rent is finally determined, as new Base Rent an amount equal to Landlord's proposal, and if such party is Landlord, Tenant shall pay, until the new Base Rent is finally determined, as new Base Rent an amount equal to Tenant's proposal.) When the new Base Rent is finally determined, appropriate adjustments shall be made as follows: (i) any underpayment by Tenant shall be paid by Tenant within thirty
(30) days after the new Base Rent is finally determined, and (ii) any overpayment by Tenant shall be credited against the next installments of Base Rent due hereunder.

ARTICLE 19.

REMEDIES

            Section 19.1. Remedies Not Exclusive. The specified remedies to which either party may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which such party may be lawfully entitled in case of any breach or threatened breach by the other party hereto of any provision of this Lease. The failure of either party to insist in any one or more cases upon the strict performance of any of the covenants of this Lease or to exercise any option herein contained shall not be construed as a waiver or a relinquishment for the future of such covenant or option (except as otherwise expressly provided herein). A receipt by Landlord of the Base Rent or Additional Rent with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by either party of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by such party. In addition to the other remedies in this Lease provided, both parties shall be entitled to the restraint by injunction of the violation, or attempted or threatened violation, of any of the covenants, conditions or provisions of this Lease by the other party hereto. In the event of any litigation between the parties, the party which does not prevail shall reimburse the other party, within ten (10) days after demand therefor, for the reasonable legal fees and disbursements incurred by the prevailing party in such litigation.

ARTICLE 20.

CERTIFICATES OF LANDLORD AND TENANT

            Either party hereto shall, at any time and from time to time, upon not less than fifteen (15) days' prior notice from the other party, execute, acknowledge and deliver to the other party (or to such person or entity designated by the other party) a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications), and the dates to which the Base Rent and other charges have been paid, stating whether or not to the best knowledge of the signer of such statement the other party is in default in keeping, observing or performing any covenant or agreement contained in this Lease and, if there be a default, specifying each such default, and containing such other customary certifications as the other party may reasonably request, it being intended that any such statement delivered pursuant to this Article may be relied upon by the other party (or by the person or entity designated by the other party), but reliance on such statement may not extend to any default as to which the signer shall have had no actual knowledge, after due inquiry.

ARTICLE 21.

SUBORDINATION

            Section 21.1. Subordination. This Lease shall be subject and subordinate to each Fee Mortgage which may now or subsequently affect Landlord's interest in the Premises; provided, that this Lease shall not be so subject or subordinate unless and until the holder of each Fee Mortgage shall execute and deliver to Tenant a non-disturbance agreement, in form reasonably acceptable to Tenant, providing in substance that, so long as this Lease shall be in full force and effect, this Lease shall not be terminated, nor shall Tenant's use, possession or enjoyment of the Premises or exercise of its rights under this Lease be terminated, nor shall Tenant's use, possession or enjoyment of the Premises or exercise of its rights under this Lease be interfered with, nor shall the leasehold estate granted by this Lease be affected in any other manner, by any foreclosure of or other action to enforce any Fee Mortgage.

            Section 21.2. Attornment. In the event of the enforcement by the holder of any Fee Mortgage to which this Lease is subject and subordinate, as provided in Section 21.1, of the remedies provided for by law or by such Fee Mortgage, then Tenant shall automatically become the tenant of such holder, or any person succeeding to the interest of such holder, without change in the terms or provisions of this Lease; provided, that neither such holder nor successor in interest (unless such holder or successor is an Affiliate of Landlord) shall be bound by (a) any payment of Base Rent for more than one month in advance except prepayments in the nature of security for the performance by Tenant of its obligations under this Lease or (b) any surrender, termination (other than in accordance with the terms of this Lease), cancellation, amendment or modification of this Lease made subsequent to the making of the Fee Mortgage in question and the notification of Tenant as to the name and address of such holder, without the consent of such holder or successor in interest, and (c) neither such holder nor successor in interest shall be liable for any act or omission of Landlord (but shall be obligated to perform all continuing obligations of Landlord hereunder after such holder or successor in interest shall succeed to Landlord's rights in the Premises). Upon request by such holder or successor in interest, Tenant shall execute and deliver an instrument or instruments, reasonably requested by such holder or successor in interest, confirming the subordination and attornment provided for herein.

            Section 21.3.  Current Fee Mortgage.

            (a) It shall be a condition precedent to any of Tenant's obligations hereunder that Landlord has obtained, for the benefit of Tenant, from the holder of any Fee Mortgage described in Section 6.2(b)(i), a non-disturbance agreement satisfying the requirements of Section 21.1 and, in addition, pursuant to which such Fee Mortgagee:

            (i) agrees (A) not to require Tenant to pay Impositions earlier than the date, or in some manner other than as, required under Section 3.1, not to require Tenant to pay some or all of the Impositions in escrow to such Fee Mortgagee as contemplated under Section 3.7, not to require insurance in addition to that required in Section 4.1(a)(i) through (v), not to prohibit or limit Tenant's rights under Section 4.5, and not to prohibit or limit Tenant's rights under Article 10 or Article 14, and (B) to waive any right of such Fee Mortgagee in the Fee Mortgage to approve or consent to, or to declare a default under the Fee Mortgage on account of, Tenant's exercise of any of the foregoing rights; and

            (ii) agrees to apply or permit application of insurance proceeds and Condemnation Proceeds in accordance with the provisions of Articles 8, 9, 10 and 11.

            Section 21.4. Performance of Obligations. Landlord agrees to perform all of Landlord's obligations under any Fee Mortgage encumbering all or any part of the Premises, except to the extent that, under this Lease, such obligations are the responsibility of Tenant to perform.

            Section 21.5. Special Fee Mortgage Provisions. (a) Whenever in this Lease a right of Tenant to do or not to do something is conditioned upon the consent or approval of a Fee Mortgagee (including an Institutional Fee Mortgagee) or upon such doing or not doing of the thing in question being consistent with the provisions of the Fee Mortgage in question, or wherever a Fee Mortgagee is granted a right hereunder, the following provisions shall apply as respects the rights of Tenant being limited thereby:

                  (a) Neither Landlord nor any Affiliate of Landlord, or of
            Joseph C. DiFeo or Samuel X. DiFeo shall be deemed to be a Fee Mortgagee for such purposes, or shall any mortgage held thereby be deemed a Fee Mortgage (including a purchase money mortgage held by any thereof upon a sale of the Premises) for such purposes.

                  (b) If a consent, approval or waiver is obtained or is not required from the holder of a first Fee Mortgage, no consent, approval or waiver for the matter in question is required from any subordinate Fee Mortgagee.

                  (c) If Landlord is obligated to or does grant a consent or approval, or is not required to grant a consent or approval hereunder, to any action or failure to act by Tenant, or any other matter relating to this Lease, but this Lease requires a consent, approval or waiver from a Fee Mortgagee, then Landlord agrees, at its sole cost and expense, to use its best efforts to obtain such consent, approval or waiver (but Landlord shall not be obligated to give up any right or to make any payment to the Fee Mortgagee, unless Tenant shall agree to be responsible for such payment, in order to grant such consent, approval or waiver), and agrees that if Landlord shall fail or refuse to use its best efforts to obtain such consent or approval, then Tenant shall have the right to request the same separately (but upon prior notice to Landlord) in the name of Tenant or, if required, in the name of Landlord, from the Fee Mortgagee.

                  (d) If and so long as the reason for the Fee Mortgagee's
            failure or refusal to grant such consent, approval or waiver is due to a default by Landlord under the Fee Mortgage in question (other than a default caused by a default by Tenant under this Lease), then any requirement of this Lease that Tenant needs to obtain such consent, approval or waiver shall not apply to Tenant.

                  (e) Notwithstanding any provisions of this Lease to the
            contrary, this Lease is not intended to, and shall not, grant rights to any Fee Mortgagee greater than the rights, if any, possessed by a Fee Mortgagee under any Fee Mortgage on the date hereof (as such rights may have been modified by an agreement described in Section
            21.3 or any other agreement in favor of Tenant entered into by such Fee Mortgagee on or before the date hereof), but, subject to subsection (f) of this Section, if, after the date hereof, a Fee Mortgage is entered into by Landlord securing an amount equal to or less than the Refinanced Amounts (as hereinafter defined), then the Fee Mortgagee holding such Fee Mortgage shall be entitled to the benefit of the rights granted hereunder to a Fee Mortgagee to the extent possessed by any Fee Mortgagee on the date hereof (as such rights may have been modified by an agreement described in the parenthetical in the first sentence of this subsection). Notwithstanding any provision of this Lease granting any rights to a Fee Mortgagee, qualifying any of Tenant's rights if the same would constitute a default under a Fee Mortgage, requiring Tenant to obtain a consent, approval or waiver of a Fee Mortgagee in order to exercise any of its rights hereunder, or requiring Tenant to pay any sums to a Fee Mortgagee, such provisions shall only apply to the extent that, as of the date hereof, under the existing terms of a Fee Mortgage, such rights are required to be granted to the Fee Mortgagee, such rights of Tenant would constitute such a default, such consent, approval or waiver is required, or such payments are required to be made. In no event shall Tenant be restricted by any rights of any Fee Mortgagee which such a Fee Mortgagee on the Premises does not so possess on the date hereof.

                  (f) If, after the date hereof, a Fee Mortgage is entered into by Landlord securing an amount greater than the amounts (the "Refinanced Amounts") required to refinance the sums secured by the prior Fee Mortgage, plus customary costs incurred in the refinancing transaction (for example, without limitation, commitment fees, attorneys' fees, mortgage title insurance premiums, and recording charges or taxes), or if and so long as the Fee Mortgagee is an Affiliate of Landlord, Joseph C. DiFeo, Samuel X. DiFeo or the then Landlord, then, for purposes of subsection (e) of this Section, there shall be deemed to have been no Fee Mortgage in effect on the date hereof (that is, no provision of this Lease which limits Tenant's rights subject to the provisions of Section 21.5 shall apply which requires the consent, approval or waiver of a Fee Mortgagee for Tenant to exercise its rights hereunder, or requires Tenant to conform to the provisions of a Fee Mortgage). If, to circumvent the foregoing sentence, a refinancing shall be split into more than one (1) Fee Mortgage with the same Fee Mortgagee or with more than one (1) Fee Mortgagee which are Affiliates of each other, and the Fee Mortgages in the aggregate would secure an amount greater than the Refinanced Amounts, then to all such Fee Mortgages there shall be deemed to have been no Fee Mortgage as the date hereof.

ARTICLE 22.

HAZARDOUS MATERIALS

            Section 22.1. (a) Discharges. If Tenant receives any actual notice of the happening of any event on or after the date of this Lease involving an emission, spill, release or discharge (including any "Release" as defined in the Master Agreement) into or upon (i) the air, (ii) soils or (iii) surface water or ground water, of any toxic or hazardous substances or wastes (intended hereby and hereafter to include any and all such material listed in any federal, state or local law, code or ordinance and all rules and regulations promulgated thereunder (including all "Environmental Law" as defined in the Master Agreement), as hazardous (including all "Hazardous Substances" as defined in the Master Agreement) (any of which is hereafter referred to as a "Hazardous Discharge"), or any complaint, order, directive, claim, citation or notice by any governmental authority

(including any "Notice" as defined in the Master Agreement) or any other person or entity (including any "Environmental Agency" as defined in the Master Agreement) with respect to the following events or matters occurring on or after the date of this Lease (a) air emissions, (b) spills, releases or discharges to soils or any improvements located thereon, surface water, ground water or the sewer, septic system or waste treatment, storage or disposal systems servicing the Premises, (c) noise emissions, (d) solid or liquid waste disposal, (e) the use, generation, storage, transportation or disposal of toxic or hazardous substances or wastes or (f) other Environmental, Health and Safety Matters (as defined in the Master Agreement) affecting Tenant, the Premises, any improvements located thereon, or the business therein conducted (any of which is hereafter referred to as an "Environmental Complaint"), then Tenant at its sole expense shall give immediate notice to Landlord. Subject to Landlord's rights and obligations hereinafter provided and the Dealership's rights and obligations under Section 4.231 of the Master Agreement and subject to cost allocation pursuant to Subparagraph 22.7 below and Section 4.231 of the Master Agreement, Tenant shall initiate and complete all steps and actions necessary or advisable to cleanup, remove, restore, resolve and minimize the impacts of the Hazardous Discharge or Environmental Complaint. Tenant shall not be in breach of its duties under this Section 22.1 by reason of Dealership's exercise of its right to act as manager of environmental issues under Section 4.231 of the Master Agreement.

            (b) Without limitation of the foregoing, Landlord shall have the option, but shall not be obligated, to exercise any of its rights as provided in this Lease, and may enter onto the Premises and/or take any actions as it deems necessary or advisable upon notice to Tenant (except no notice shall be required in emergent situations) to cleanup, remove, resolve or minimize the impact of, or otherwise deal with, any Hazardous Discharge or Environmental Complaint upon and after Landlord's receipt of any notice from any person or entity asserting the happening of a Hazardous Discharge or an Environmental Complaint on or pertaining to the Premises. All costs and expenses incurred by Landlord in the exercise of any such rights shall be deemed to be additional rent hereunder, subject however to allocation of costs pursuant to Subparagraph 22.7 below.

            Section 22.2. Lien. If any federal, state or local agency imposes a lien in a liquidated amount upon the Premises or any portion thereof by reason of the occurrence of a Hazardous Discharge or Environmental Complaint as a result of Tenant's operations at the Premises or Tenant's failure to perform as required under this Lease then Tenant shall within thirty (30) days thereafter either (i) eliminate or satisfy such lien or (ii) post security or financial assurances in form and amount reasonably satisfactory to Landlord to secure against enforcement of the lien. As to liens in unliquidated amounts, Tenant shall act promptly and in good faith to obtain the removal or satisfaction of such lien.

            Section 22.3. Reports. (a) Tenant shall promptly provide to Landlord true, accurate and complete copies of any and all documents, including reports, submissions, notices, orders, directives, findings and correspondence made by Tenant to New Jersey's Department of Environmental Protection and Energy ("NJDEPE"), the United States Environmental Protection Agency ("EPA"), the United States Occupation Safety and Health Administration ("OSHA") or any other federal, state or local authority pursuant to any federal, state or local law, code or ordinance and all rules and regulations promulgated thereunder which require or involve information and submissions concerning Environmental Health and Safety Matters (as defined in the Master Agreement) (including any "Environmental Law" as defined in the Master Agreement).

            (b) Without limitation of the foregoing, unless otherwise furnished by the Dealerships, Landlord and Tenant shall promptly furnish to the other:

            (i) true and complete copies of all documents, submissions, and correspondence provided to or received from any environmental agencies;

            (ii) true and complete copies of any Notice;

            (iii) true and complete copies of all sampling and test results obtained from samples and tests taken in and around the Premises; and

            (iv) notice of the date and time of all meetings with any Environmental Agency.

            Section 22.4. Rights. Upon reasonable notice to Tenant, Tenant shall give any representatives of Landlord access during normal business hours to, and permit any of them to examine, audit, copy or make extracts from, any and all books, records and documents in possession of Tenant, its agents or any independent contractor relating to Tenant's or the Premise's environmental, health or safety affairs and to inspect the Premises.

            Section 22.5. Compliance. (a) Tenant shall, at Tenant's initial expense, but subject to the cost allocations in Subparagraph 22.7 below, promptly comply with all laws and regulations governing sales, transfer or cessation of operations at a place of business including he Environmental Cleanup Responsibility Act N.J.S.A. 13: 1K-6 et seq. and the Connecticut Transfer Act, Connecticut General Statute Section 22a-134 et seq. and any other law, rule or regulation or legal requirement applicable to the Premises by reason of which law there is a requirement for sampling, investigation, remediation and/or filings concerning the environmental condition of the Premises, as to all events happening after the date of this Lease (collectively "ECRA").

            (b) At no expenses to Landlord, Tenant shall promptly provide all information requested by Landlord to determine ECRA applicability to the Tenant (or any subtenant or assignee of Tenant) and shall promptly sign affidavits evidencing any and all facts relevant to that determination when requested by Landlord.

            (c) Tenant and Landlord shall immediately furnish to the other party true and complete copies of all documents, reports, submissions, notices, orders, directives, findings and correspondence and other materials pertinent to compliance with ECRA as such are issued or received by such party. Tenant and Landlord shall also promptly furnish to the other party true and complete copies of all sampling and test results obtained from all environmental and/or health samples and tests taken at and around the Premises.

            Section 22.6. Partnerships. (a) Notwithstanding any provision of this Article 22 to the contrary, it is agreed that the Partnership (as defined in the Master Agreement) as Tenant shall not bear responsibility for Environmental Claims (as defined in Sections 4.23 and 4.231 of the Master Agreement) (i) which preexist the date of this Lease and (ii) which are unrelated to Vehicle Related Uses and are unrelated to the use, ownership or operation of the Premises by the applicable Dealerships (the "Landlord Environmental Claims") provided, however, that, in consideration of the Landlord entering into this Lease, the parties hereto until the termination of this Lease (or until the later expiration of the then current term of this Lease) if terminated by reason of a Tenant default, shall deem all Landlord Environmental Claims to be Class I Environmental Claims governed by Section 4.231(a)(1) (to the extent relating to the Bound Brook, New Jersey Premises problem which is the subject of that Section) and otherwise Class II Environmental Claims governed by
Section 4.231(a)(2) of the Master Agreement in all respects (except that the amounts set forth in such paragraph shall be allocated with the aggregate of all amounts paid by Landlords and Dealerships on the one hand and Partnerships (under the Master Agreement and/or as Tenant) on the other in counting to satisfy the limits of the levels of cost sharing set forth in Section 4.231). The parties hereto acknowledge and agree that there shall be a presumption that an Environmental Claim is not a Landlord Environmental Claim. Tenant's liability for Landlord Environmental Claims will terminate with this Lease.

            (b) Subject to the foregoing, Landlord agrees to indemnify, defend and hold Tenant harmless from and against all claims, lawsuits, liabilities, losses, damages and expenses (including without limitation cleanup costs and reasonable attorneys fees arising by reason of any of the aforesaid or an action against the Landlord under this indemnity) arising by reason of a Landlord Environmental Claim.

            (c) In further consideration of the Landlord entering into this Lease, the parties hereto agree that, to the extent that the Landlord is obligated to indemnify the Tenant pursuant to Subparagraph 22.6(b) above in respect of a claim other than a Landlord Environmental Claim, then the Landlord's liability shall be subject to the same aggregate limitations on indemnification contained in Section 8.5 of the Master Agreement as if Landlord was a Dealership.

            Section 22.7. Indemnification. Tenant hereby agrees to defend, indemnify and hold Landlord harmless from and against any and all claims, law suits, liabilities, losses, damages and expenses (including without limitation cleanup costs and reasonable attorney's fees arising by reason of any of the aforesaid or an action against the Tenant under this indemnity) arising directly or indirectly from, out of or by reason of any breach of this Article 22 occurring during the term of this Lease. The sole exclusion to Tenant's obligation under this Subparagraph 22.7 shall be for Landlord Environmental Claims, provided further however, that Tenant shall be obligated to indemnify Landlord for Tenant's share of such claims under Subparagraph 22.6(a) above and
Section 4.231 of the Master Agreement, integrated with the relative obligations of the parties therein, as if it was a signatory partnership to the Master Agreement and Landlord was an indemnified Dealership.

            Section 22.8. (a) Environmental Manager. Tenant hereby appoints the Landlord, which may be delegated by Landlord to a manager acting under the Master Agreement, as the manager of all environmental issues and Landlord Environmental Claims which are the subject of any obligation of the Landlord to indemnify Tenant under this Article. The Landlord's rights under these provisions are notwithstanding the provisions of any other agreement to the contrary, and are intended to give the Landlord the unfettered discretion to act practically and in a cost-efficient manner to deal with such issues effectively, over such period as they deem appropriate, choosing from the available alternatives as they deem appropriate, without interference or hindrance from any of the other parties as long as the Landlord's actions satisfy the requirements of any Environmental Agency. Without limitation of the foregoing, but by way of explication, the Landlord shall have the following rights:

                        (i) License. To the extent necessary or advisable in the Landlord's opinion to permit the Landlord to exercise rights under this Article, the Tenant shall permit the Landlord full and non-exclusive use, occupancy, possession and enjoyment of the Premises, for purposes including the installation and operation of permanent improvements, and the sampling, removal and remediation of soils, groundwater and improvements, at reasonable times and in a reasonable manner, using reasonable efforts to minimize the intrusion upon and inconvenience to the Tenant and its ongoing operations, without charge or liability of any kind (whether by reason of a breach of the obligation to be reasonable or otherwise) for the interference with the business of the Tenant resulting from the exercise of such rights.

                        (ii) Control. The Landlord shall have the right to: (a) control the investigation and remediation of any Landlord Environmental Claim, decide among available alternatives for remediation or correction (including the right to choose inaction, or alternatives which result in higher operational expenses as opposed to capital expenses); (b) initiate, assume and control the prosecution or defense of any action, proceeding, litigation or suit involving a Landlord Environmental Claim; (c) settle or compromise any Landlord Environmental Claim; (d) exercise its rights under this Article, to bind the Tenant and any indemnified party after consultation with Tenant; and (e) hire lawyers, consultants, advisors and contractors acceptable to the Landlord. The Landlord may cause Tenant to incur expenses by acting in its name, or it may incur expenses itself, all of which are subject to reimbursement in accordance with Subparagraph 22.7 (and accordingly with the escrow and indemnity provisions of Section 4.231 of the Master Agreement).

                        (iii) Cooperation. Tenant shall cooperate in all respects with the exercise by Landlord of its rights hereunder and shall not interfere with the implementation of decisions made by Landlord hereunder or under Section 4.231 of the Master Agreement. Tenant and its Affiliates shall not initiate contact directly or indirectly with any Environmental Agency in a manner intended or likely to result in the initiation of an enforcement action or in interference with decisions of Landlord unless such contact is required by law and failure to initiate contact will subject the Tenant or its Affiliates to civil or criminal penalties. EMCO and any EMCO Sub may retain and consult with their own experts and lawyers concerning the performance by the Landlord of their rights and obligations, provided that the costs of such experts and lawyers shall be borne solely by EMCO and such EMCO Sub.

                        (iv) Bound Brook. Without limitation of the foregoing, the Landlord may arrange to cause the move of any automobile franchise operated by any Tenant from the present Bound Brook Premises to another location mutually acceptable to the parties hereto in order to permit more efficient investigation and or remediation of the Bound Brook site.

                        (v) Assumption of Control. Tenant or its Affiliates may cause the termination of the Landlord rights hereunder by notifying the Landlord that it assumes the obligation to indemnify for all amounts otherwise to be borne by the Landlord, without limitation or exclusion.

                        (vi) Certain Environmental Claims. The Tenant shall have sole control of all dealings with regulators for, and shall have the sole obligations to accomplish at the

Premises: (a) ongoing compliance with Environmental Laws unrelated to an Environmental Claim which is the subject of an indemnity obligation of the Dealerships under Section 4.231 of the Master Agreement or of the Landlord under this Section of the Lease (e.g. obtaining permits and complying with Environmental Laws for new underground tanks or tanks presently in compliance with laws); and (b) resolution of events or conditions which are not Environmental Claims or as to which the Dealerships under Section 4.231 of the Master Agreement or Landlord under this Section of the Lease have no obligation to indemnify (because, for example, they occur or arise after the date of this Lease [e.g. a new Release]).

                  (b) Exclusive Remedy. Notwithstanding any other provision of this Lease or any of the other agreements among the parties hereto, and notwithstanding any other provision of Environmental Law or other law to the contrary, and excluding only the intentional actual fraud of the Landlord: (i) it is intended that the sole remedy among the parties hereto for the correction of any Environmental Claim or condition now existing at the Premises or by reason of the operations of the Dealerships, Partnerships (as defined in the Master Agreement) or their successors in interest shall be as provided in this Section and the Master Agreement, and that all contrary provisions of any other agreement are superseded and amended to be consistent with this Lease and the Master Agreement; (ii) without limitation of the foregoing, the environmental indemnity provision in this Lease and in Section 4.231 of the Master Agreement is in lieu of any rights otherwise available to the Partnerships, Tenant, the Dealerships, EMCO and any EMCO Sub under this and all other agreements; and
(iii) the Landlord's obligations, as well as those of any other seller or owner or operator affiliated with the Landlord, and its and their respective equity owners, officers, agents, servants, employees, with regard to Environmental Claims, now known or unknown, presently existing or hereafter arising, shall be solely as provided in this Section of the Lease and Section 4.231 of the Master Agreement and any and all other claims, rights and remedies under Environmental Law (as for example, without limitation, may arise under CERCLA, the Spill Act, RCRA, ECRA, Clean Water Act), or under those other agreements among the parties hereto, are hereby waived and released.

                  (c) Disclaimer. The transactions covered by this Agreement and all other agreements between or among any or all parties hereto involve properties and operations that are conveyed "AS IS, WHERE IS" except only as expressly provided in this Lease to the contrary. No representations, warranties or covenants are or have been made outside of this Lease and the Master Agreement with regard to the environmental condition, liabilities or compliance of the Premises, or the Dealerships or the accuracy, completeness of any environmental information (except that the Landlord has not intentionally altered any of the test results assembled as part of any environmental studies).

Tenant is aware that the Premises and the Dealerships have had instances of environmental contamination or noncompliance and Tenant, EMCO and the EMCO Sub(s) have been given authority acceptable to them to conduct investigations and due diligence independent of this Lease to determine the nature and extent of such conditions and have determined to proceed with the transactions contemplated hereunder subject to the provisions of this Lease. In no event shall there be any liability of the Dealerships or the Landlord for lost profits or other consequential damages by reason of any Environmental Claim or by reason of the Landlord's or Dealership's actions or omissions under or by reason of an Environmental Claim or this Lease.

            Section 22.9. Survival. Tenant's obligations under this Article shall survive the expiration or sooner termination of this Lease.

ARTICLE 23.

NOTICES; CONSENTS

            Section 23.1. Notices. Any notice, demand, request, approval or other communication (a "notice") which, under the terms of this Lease or under any statute, must or may be given by the parties hereto, must be in writing, and must be given by mailing the same by registered or certified mail, return receipt requested, postage prepaid, addressed to the respective parties as follows:

            If to Landlord:

                  c/o Joseph DiFeo and Samuel X. DiFeo
                  585 Route 440
                  Jersey City, New Jersey  07034

            with a Copy to:

                  Hannoch Weisman
                  A Professional Corporation
                  4 Becker Farm Road
                  Roseland, New Jersey  07068-3788
                  Attn:  Stephen P. Lichtstein

            If to Tenant:

                  c/o EMCO Motor Holdings, Inc.
                  153 East 53rd Street
                  Suite 5900
                  New York, New York  10022
                  Attn:  Ezra P. Mager

            with a Copy to:

                  Akin, Gump, Hauer & Feld
                  1700 Pacific Avenue

                  4100 First City Center
                  Dallas, Texas 75201-2800
                  Attn: Gary M. Lawrence, P.C.

Either party, and the holder of any Mortgage or Fee Mortgage who shall have made the request referred to in the last sentence of this Section 23.1, may designate by notice in writing given in the manner herein specified a new or other address to which a notice shall thereafter be so given. All notices shall be deemed given when received. If requested in writing by the holder of any Mortgage or Fee Mortgage (which request shall be made in the manner provided in this Section
23.1 and shall specify an address to which notices shall be given) any such notice shall also be given contemporaneously to such holder in the manner herein specified.

            Section 23.2. Landlord's Consent. (a) No consent, approval or other exercise of discretion (a "Consent") by Landlord shall, unless this Lease specifies that such Consent is within Landlord's sole discretion, be unreasonably withheld or refused. If Landlord shall fail to respond to any request by Tenant for any Consent, within twenty (20) days after the date of such request, and within ten (10) days after a further notice from Tenant, stating that it is a "Second Notice" and referring to this Section, such request shall be conclusively deemed to have been approved by Landlord. In any refusal to grant Consent, Landlord shall specify in reasonable detail the reasons for its refusal. Any dispute between the parties as to whether Landlord should have granted a Consent shall be resolved by ADR in the manner described in Article 18.

            (b) With respect to any provision of this Lease which provides, in effect, that Landlord shall not unreasonably withhold, delay or refuse its consent, Tenant, in no event shall be entitled to make, nor shall Tenant make, any offset against rent otherwise due nor shall Tenant withhold any rent otherwise due pursuant to the terms of this Lease based upon any claim or assertion by Tenant that Landlord has unreasonably withheld, refused or delayed any consent or approval; but, unless Landlord's unreasonable withholding, refusal or delay is arbitrary, capricious or in bad faith (in which event Tenant's rights and remedies against Landlord shall not be so limited), Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment.

ARTICLE 24.

QUIET ENJOYMENT

            Subject to the terms of this Lease, Tenant, upon paying the Base Rent, additional rent and all other charges herein provided for and upon observing and keeping all of the covenants, agreements and provisions of this Lease on its part to be observed and kept, shall lawfully and quietly hold, occupy and enjoy the Premises during the Term without hindrance or molestation.

ARTICLE 25.

INVALIDITY OF PARTICULAR PROVISIONS

            If any provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

ARTICLE 26.

BROKERAGE

            Section 26.1. Brokerage. Each party represents and warrants to the other that it has dealt with no broker or finder in connection with this Lease. Each party agrees to indemnify and hold harmless the other party from and against any claims, liabilities, suits, actions, loss, damage or expense (including attorneys' fees and disbursements) resulting from any breach of the foregoing representation and warranty.

ARTICLE 27.

MEMORANDUM OF LEASE

            Section 27.1. Memorandum of Lease. Each party shall execute and deliver, and Tenant may at any time record in the appropriate land records, a notice or memorandum of this Lease in recordable form reasonably acceptable to both parties. From time to time, promptly at the request of either party, each party shall execute and deliver, and the requesting party may thereafter record in the appropriate land records, an amendment or modification to such notice or memorandum of lease in recordable form reasonably acceptable to both parties. This Lease shall not be recorded. Upon any termination of this Lease, Tenant shall, within ten (10) days after demand, execute and deliver to Landlord a document sufficient to discharge of record any such notice or memorandum.

ARTICLE 28.

MISCELLANEOUS

            Section 28.1. No Oral Modifications. This Lease may not be modified or amended except by a writing executed by both parties.

            Section 28.2. Governing Law. This Lease shall be governed by and shall be construed in accordance with the laws of the State in which the Premises is located.

            Section 28.3. Unavoidable Delays. If, during the term of this Lease, either party shall be prevented or delayed from punctually performing any obligations or satisfying any conditions of this Lease by any strike, lockout, labor dispute, inability to obtain labor or materials, Act of God, legal requirements, governmental restriction, regulation or control, enemy or hostile action, civil commotion or other condition beyond the reasonable control of such party, then the time to perform such obligation or satisfy such condition shall be extended by the delay caused by such event. If either party shall, as a result of any such event, be unable to exercise any right or option contained in this Lease within any time period provided for in this Lease, such time period shall be deemed extended for a period equal to the duration of the delay caused by such event. Nothing herein contained shall apply to either party's obligations to pay monies to the other party (including, as to Tenant, a failure by Tenant to pay any Base Rent or Additional Rent due under this Lease).

            Section 28.4. Successors and Assigns. The covenants and agreements herein contained shall bind and inure to the benefit of Landlord and Tenant and their respective successors and assigns (but, in the case of Tenant, only permitted assigns).

            Section 28.5. Construction. The terms "include", "including" and similar terms, as used herein, shall be construed as if followed by the phrase "without limitation". All references in this Lease to Articles, Sections, subsections or Exhibits shall be deemed references to Articles, Sections or subsections of or Exhibits to and incorporated into this Lease, unless expressly provided to the contrary.

            Section 28.6. No Joint Venture. Landlord and Tenant agree that they are not partners or joint venturers by reason of this Lease.

            Section 28.7. Authorization. The person and entity signing this Lease for Landlord and Tenant, respectively, each represents and warrants that this Lease has been duly authorized, executed and delivered by Landlord and Tenant, as the case may be.

            Section 28.8. Relationship of Landlord to Tenant. Landlord, an Affiliate of Landlord, or persons comprising Landlord, may be a stockholder, partner or the like in Tenant or an Affiliate of Tenant, which fact shall not impose any duty or obligation (fiduciary or otherwise) on the Landlord in acting as landlord under this Lease, it being specifically understood and agreed that Landlord shall have the right to do or not to do anything with respect to this Lease to the same extent as if Landlord, an Affiliate of Landlord or persons comprising Landlord were not a stockholder, partner or the like with or in Tenant or any Affiliate of Tenant.

            Section 28.9. No Services. Landlord will furnish no services of any kind in or to the Premises. All required services shall be procured by Tenant at its cost and expense.

            Section 28.10. No Abatement Unless Specified. Except as may be otherwise expressly provided in this Lease there shall be no abatement or reduction of rents or other charges payable by Tenant under this Lease because of inconvenience, interruption, cessation or loss of business or otherwise, caused directly or indirectly by any present or future laws, rules, requirements, orders, directions or regulations or any governmental authority whatever or by priorities, rationing or curtailment of labor or materials or by war or any manner or thing resulting therefrom, or by any other cause or causes, nor shall this Lease be affected by any such causes.

            Section 28.11. Captions. The captions herein are for convenience of reference only and shall not be deemed to define, limit or describe the scope or intendment of any provision of this Lease.

            Section 28.12. Surrender. Neither acceptance of the keys nor any other act or thing done by Landlord or any agent or employee of Landlord during the term of this Lease shall be deemed to be an acceptance of a surrender of the Premises. Surrender of the Premises can only be affected by agreement in writing signed by Landlord accepting or agreeing to accept such a surrender.

            Section 28.13. Landlord for Time Being. The term "Landlord" means the owner, at the applicable time, of the Premises. If the named Landlord or any successor landlord shall convey the Premises or transfer its interest therein and the assignee shall assume Landlord's obligations hereunder, the assigning Landlord shall thereupon cease to be liable for any subsequently accruing obligations under this Lease.

            Section 28.14. Non-Recourse. There shall be absolutely no personal liability on the part of the Landlord, its partners, agents and employees or their successors or assigns with respect to any of the terms, covenants and conditions of this Lease or with respect to any act, omission or negligence of the Landlord. Tenant shall look solely to Landlord's estate and property in the Premises and net proceeds therefrom for the satisfaction of Tenant's remedies for the collection of any judgment or any other judicial process requiring the payment of money by Landlord, and no other property or assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant or Tenant's use of occupancy of the Premises.

            IN WITNESS WHEREOF, Landlord and Tenant have duly executed and delivered this Lease as of the day and year first above written.

                                    LANDLORD:


                                    J & S EQUITY ASSOCIATES


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________



                                     TENANT:


                                    DIFEO BUICK-PONTIAC-GMC TRUCK
                                       PARTNERSHIP


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________

                                    EXHIBIT A

                         LEGAL DESCRIPTION AND MORTGAGES


            Block 1745, Lots 11, 12, 13, 14, 15, 16, 17 & 18 919 Communipaw
Avenue, Jersey City, New Jersey.

1. Mortgage made by J & S Equity Associates to The Trust Company of New Jersey, dated May 4, 1990 and recorded May 8, 1990 in the Hudson County Register's Office in Mortgage Book 4562, Page 122.

2. Mortgage made by J & S Equity Associates to The Trust Company of New Jersey, dated May 4, 1990 and recorded May 8, 1990 in the Hudson County Register's Office in Mortgage Book 4562, Page 222.

3. Mortgage made by J & S Equity Associates to The Trust Company of New Jersey, dated December 1, 1978 and recorded December 13, 1978 in the Hudson County Register's Office in Mortgage Book 3041, Page 965.

4. Mortgage made by Samuel C. DiFeo and Julia DiFeo, his wife, to The Trust Company of New Jersey, dated October 29, 1976 and recorded November 3, 1976 in the Hudson County Register's Office in Mortgage Book 2982, Page 876.

5. Mortgage made by Sam-Jul Realty Corp., et al. to The Trust Company of New Jersey, dated October 29, 1976 and recorded November 3, 1976 in the Hudson County Register's Office in Mortgage Book 2982, Page 872.

6. Mortgage made by Samuel C. DiFeo and Julia DiFeo to The Trust Company of New Jersey, dated July 28, 1969 and recorded July 29, 1969 in the Hudson County Register's Office in Mortgage Book 2822, Page 707.

7. Mortgage made by Joseph DiFeo and Samuel X. DiFeo to The Trust Company of New Jersey, dated June 30, 1983 and recorded July 20, 1983 in the Hudson County Register's Office in Mortgage Book 3168, Page 715.

8. Mortgage made by Joseph C. DiFeo and Samuel X. DiFeo t/a J & S Equity Associates to The Trust Company of New Jersey, dated December 13, 1978 and recorded December 13, 1978 in the Hudson County Register's Office in Mortgage Book 3041, Page 1002.

9. Mortgage made by Joseph C. DiFeo and Samuel X. DiFeo t/a J & S Equity Associates to The Trust Company of New Jersey, dated August 27, 1986 and recorded September 26, 1986 in the Hudson County Register's Office in Mortgage Book 3515, Page 20.

10. Mortgage made by J & S Equity Associates to The Trust Company of New Jersey, dated October 25, 1985 and recorded November 8, 1985 in the Hudson County Register's Office in Mortgage Book 3302, Page 1.

                                    EXHIBIT B

                                  GROUND LEASES


            All leases set forth below are dated as of October 1, 1992 unless otherwise stated.

1. Lease between Fair Realty Company, as landlord and Fair Hyundai Partnership T/A Fair Suzuki, as tenant.

2. Lease between Fair Realty Company, as landlord and Danbury-Mt. Kisco Saturn Partnership T/A Saturn of Danbury, as tenant.

3.    Lease between Fair Realty Company, as landlord and Fair
      Cadillac-Oldsmobile-Isuzu Partnership, as tenant.

4. Lease between Rockland Realty Associates, as landlord and Rockland Motors Partnership T/A Rockland Mitsubishi, as tenant.

5. Lease between Boundbrook Realty Associates, as landlord and DiFeo Oldsmobile Partnership, as tenant.

6. Lease between Boundbrook Realty Associates, as landlord and Somerset Motors Partnership T/A DiFeo Lexus, as tenant.

7. Lease between J & S Equity Urban Renewal Corp., as landlord and Hudson Motors Partnership T/A Hudson Toyota, as tenant.

8. Lease between J & S Equity Associates, as landlord and DiFeo Jeep-Eagle Partnership, as tenant.

9. Lease between J & S Equity Associates, as landlord and J & F Oldsmobile-Isuzu Partnership, as tenant.

10. Lease between J & S Equity Associates, as landlord and DiFeo Subaru Partnership, as tenant.

11. Lease between J & S Equity Associates, as landlords and DiFeo Buick-Pontiac-GMC Truck Partnership, as tenant (Premises: Block 1745, Lots 34-40; Block 1746, Lots 19A, 21A and 22A; Block 1747, Lots 81-84, Jersey City, New Jersey).

12. Lease between J & S Equity Associates, as landlord and DiFeo Autocenter Partnership, as tenant.

13. Lease between J & S Equity Associates, as landlord and DiFeo Buick-Pontiac-GMC Truck Partnership, as tenant (Premises: 919 Communipaw Avenue, Jersey City, New Jersey.

14. Lease between J & S Equity Associates, as landlord and DiFeo Imports Partnership T/A Jersey City Mitsubishi, as tenant.

15. Lease between J & S Equity Associates, as landlord and DiFeo Buick-Pontiac-GMC Truck Partnership, as tenant (Premises: 315 Clendenny Avenue, Jersey City, New Jersey).

                                    EXHIBIT C

                                 GROUP SUBLEASES

            All leases set forth below are dated as of October 1, 1992 unless otherwise stated.

            1. Sublease between Fair Imports Corp., as sublandlord and Fair Imports Partnership t/a Fair Acura, as subtenant.

            2. Sublease between J & S Equity Associates, as sublandlord and DiFeo Volkswagen Partnership, as subtenant.

            3. Sublease between J & S Equity Associates, as sublandlord and DiFeo Hyundai Partnership, as subtenant.

            4. Sublease between Fair Motors Corp., as sublandlord and Fair Motors Partnership t/a Fair Mitsubishi, as subtenant.

            5. Sublease between DiFeo BMW, Inc., as sublandlord and DiFeo BMW Partnership, as subtenant.

            6. Sublease between J & S Equity Associates, as sublandlord and DiFeo Autocenter, as subtenant.

                                    EXHIBIT D

                               STRUCTURAL DEFECTS


            All such structural defects as set forth in that certain Report of Site Investigation for Various Automobile Dealerships in New Jersey, New York and Connecticut, SE #2519, dated June 2, 1992, as amended, prepared by Storch Engineers.

                                    EXHIBIT E

                           Additional Representations
                           And Warranties of Landlord


                  1. Existence. Landlord is a partnership organized validly existing and in good standing under the laws of its state of organization and has all requisite power and authority to enter into this Lease, the Lease Takeback and Rent Adjustment Agreement and the Landlord Guaranty (collectively, the "Lease Documents") to which it is a party and to perform its obligations hereunder and thereunder; and has all requisite corporate power and authority to own its properties and assets and conduct its business as it is now being conducted.

                  2. Authority; Consents. The execution, delivery performance by Landlord of the Lease Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate, partnership or other action, and no other corporate, partnership or other action on the part of Landlord is necessary for the execution, delivery and performance by Landlord of any Lease Document to which it is a party and the consummation by it of the transactions contemplated hereby and thereby. Subject to Article 22, which Article exclusively governs Environmental Health and Safety Matters and except as disclosed on Schedule E-1 hereto, neither the execution nor the delivery by Landlord of any Lease Document to which it is a party, nor the consummation by any of the transactions contemplated hereby or thereby, nor compliance with nor fulfillment by Landlord of the terms and provisions hereof or thereof, will, except as disclosed on Schedule E-2 hereto, (i) conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under (A) the Certificate or Articles of Incorporation, Bylaws, partnership agreement, or other organizational documents of Landlord, or (B) any lease contract, instrument, mortgage, deed of trust, trust deed or deed to secure debt evidencing or securing indebtedness for borrowed money, any financing lease, any law, rule, regulation, judgment, order, award, decree or other restriction of any kind to which Landlord is a party or by which it is bound, or the Premises is subject,
(ii) require Landlord to obtain the consent, approval, authorization or other order or action of, or filing with, any court, governmental authority or regulatory body, (iii) require the consent, approval, authorization or order of any person or entity under, and will not conflict with, or result in the breach, lapse or termination of, or constitute a default under, or result in the acceleration of the performance by Landlord under, any material lease, permit, license, contract, mortgage, deed of trust, trust deed, deed to secure debt, other lease, indenture or other instrument to which Landlord is a party or by which the Premises is subject, (iv) give any party with rights under any instrument, contract (including any sale/leaseback agreement), lease, mortgage, deed or trust, trust deed, deed to secure debt, judgment, order, award, decree or other restriction the right to terminate, modify or otherwise change the rights or obligations of any party under such instrument, contract, lease, mortgage, deed of trust, trust deed, deed to secure debt, judgment, order, award, decree or other restriction or (v) require any declaration, filing or registration with any governmental or regulatory authority by Landlord. Each Lease Document has been duly executed and delivered by Landlord and (assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto), constitutes a legal, valid and binding obligation of Landlord, enforceable against Landlord in accordance with its respective terms (except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor's rights generally and laws restricting the availability of equitable remedies and may be subject to general principles of equity whether or not such enforceability is considered in a proceeding at law or in equity).

                  3. No Litigation. There is no action, lawsuit, claim counterclaim, proceeding or investigation (or group of related actions, lawsuits, claims, proceedings or investigations) pending or, to the knowledge of Landlord, Joseph DiFeo or Samuel DiFeo, threatened against or affecting Landlord that seeks to restrain or enjoin the consummation of the transactions contemplated by any Lease Document.

                  4. Title to Assets. Landlord owns, and has the legal right to use, all of the Premises. None of the personal property or fixtures on the Premises by the prior tenant have reverted to Landlord as a result of the termination of the prior lease of the Premises.

                  5. Compliance. Landlord is not in default under or in violation of, any applicable franchise, permit or license, its Articles or Certificate of Incorporation (or other charter document), Bylaws, partnership agreement or other organizational document, any promissory note, indenture or any evidence of indebtedness or security therefor, mortgage, lease, Contract (as hereinafter defined) or any other instrument to which it is a party or by which it or the Premises is or may be bound.

                  6. Litigation. Except as disclosed in Schedule E-4 hereto and except for Environmental Health and Safety Matters which are governed exclusively by Article 22, there is no action, lawsuit, claim, counterclaim, proceeding or investigation (or group or related actions, lawsuits, claims, proceedings or investigations) pending or, to the knowledge of Landlord threatened, against or affecting Landlord in any court, or before and Federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind, and as of the date hereof Landlord knows of no reasonable basis for any such action, lawsuit, claim, proceeding, or investigation (or group of related actions, lawsuits, claims, proceedings or investigations) which seeks to restrain or enjoin the consummation of the transactions contemplated by the Lease Documents or would materially adversely affect Tenant or Tenant's use and occupancy of the Premises. Landlord is not in default, and no condition exists that with notice or the lapse of time or both would constitute a default, with respect to any judgment, order writ, injunction or decree of any court or before any Federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting or relating to the business of Landlord. No condemnation proceeding has commenced or, to the knowledge of Landlord, is threatened to be commenced against any of the Premises.

                  7. Contracts. Schedule E-5 hereto lists all of the following contracts of Landlord relating to the Premises ("Contracts"): (i) any lease, sublease or other right of occupancy, (ii) any contract, commitment or option to sell or lease the Premises, (iii) any mortgage, hypothecation, deed of trust, equipment lease, conditional sales agreement or similar instrument which place a lien or encumbrance upon the Premises, (iv) any other contract relating to rights in the Premises which will, or has the reasonable likelihood to, materially adversely interfere with Tenant, this Lease or the use and occupancy of the Premises by Tenant pursuant to this Lease, or (v) any other contract which would be binding on Tenant hereunder. Landlord had made available to Tenant true and complete complies of all Contracts, all as presently in effect. This representation shall not be deemed to affect, or to be affected, by any environmental matter or Environmental Claims, each of which is governed exclusively by Article 22.

                  8. Insurance. Except as disclosed in writing to Tenant on or before April 29, 1992, the insurance maintained by the occupant of the Premises as of March 11, 1992 is sufficient to comply with the provisions of the Lease.

            Any dispute with respect to the foregoing representations and warranties shall be resolved by ADR pursuant to Article 18.

                                    EXHIBIT E
                               TO SUBLEASE BETWEEN
                    DIFEO BMW, INC. AND DIFEO BMW PARTNERSHIP

                                      LEASE

            Lease dated January 6, 1992, between Michael Zullo, Sr. and Bertha Zullo, with an address at 40 Knoll Road, Tenafly, New Jersey 07670 ("Landlord") and DIFEO BMW, INC., with an address of 820 River Road, Edgewater, New Jersey ("Tenant").

            Landlord hereby leases to Tenant and Tenant hereby rents from Landlord the Demised Premises described hereinbelow for the Term and at the rent provided for hereinbelow subject to the conditions set forth in the General Conditions of Lease attached hereto and made a part hereof. Intending to be legally bound hereunder and in consideration of $1.00 and other good and valuable consideration, Landlord and Tenant hereby agree with each other as follows: DEFINITIONS AND SPECIFIC TERMS OF LEASE

            (a) Demised Premises: Demised Premises means the property described in Exhibit A which Exhibit has been initialed by the parties and attached hereto and made a part hereof, together with the building and other improvements located thereon. The Demised Premises includes any alterations, additions or repairs made thereto and all lifts and fixtures attached hereto or used in connection with the business operated on the Demised Premises.

            (b) Building: Means the Building located on the Demised Premises, commonly known as 301 County Road, Tenafly, New Jersey.

            (c) Commencement Date: Means January 6, 1992.

            (e) Renewals: Tenant shall have the option to renew this Lease for two additional five (5) year period, each five year period being referred to respectively as the First Renewal Period and Second Renewal Period.

            (d) Term: Means the term of ten (10) years unless sooner terminated in accordance herewith.

            (f) Rent: The "triple net" rent herein reserved to Landlord during the Term of this lease shall be as set forth below and shall be payable by Tenant in equal monthly installments, on or before the first day of each month in advance to Landlord at the office of Landlord as designated below, or to such other recipient or place as shall be designated by Landlord, without any prior demand therefor and without any deduction or set-off whatsoever. Notwithstanding the foregoing, the "triple net" rent from the Commencement Date until January 31, 1992 shall be $9,000.00.

                       TERM                      ANNUAL RENT
                       ----                      -----------
                Lease Year  1                    264,000.00
                Lease Year  2                    264,000.00
                Lease Year  3                    288,000.00
                Lease Year  4                    288,000.00
                Lease Year  5                    288,000.00
                Lease Year  6                    372,000.00
                Lease Year  7                    372,000.00
                Lease Year  8                    372,000.00
                Lease Year  9                    372,000.00
                Lease Year 10                    372,000.00
                First Renewal Period             480,000.00
                Second Renewal Period            600,000.00

            (g) Security Deposit: $22,000 payable $5,500 per month for the first four (4) months of the Term.

            (h) Use: The Demised Premises are to be used for a car dealership or any other lawful purpose. Tenant at its own cost and expense shall obtain any and all licenses and permits necessary for such use.

            (i)   Notice Addresses:

                  (1)   Landlord's Notice Address:
                        Michael Zullo, Sr.
                        301 County Road
                        Tenafly, New Jersey

                  (2)   Landlord's Notice Copy Address:

                        Hannoch Weisman, A Professional Corporation
                        4 Becker Farm Road
                           Roseland, New Jersey 07068
                            Attn: Ira B. Marcus, Esq.

                  (3)   Tenant's Notice Address:

                        DiFeo BMW, Inc.
                        820 River Road
                           Edgewater, New Jersey 07020
                        Attn:  Robert Cohen

                  (4)   Tenant's Notice Copy Address:

                        Lawrence Iannacone, Esq.
                          Dealer Management Associates
                        DiFeo Automotive Group
                        585 Route 440
                          Jersey City, New Jersey 07304

                        Joseph A. Vena, Esq.
                         Mandelbaum Salsburg Gold Lazris
                              Discensza & Steinberg
                        155 Prospect Avenue
                          West Orange, New Jersey 07052

            (j)   Liability Insurance Limits:

                  (1)   Combined Single Limit
                         Death or Injury Limit: $500,000

                  (2)   Combined Single Limit
                         Property Damage Limit: $500,000

                  (3)   Umbrella Liability Coverage:  $5,000,000

            (k) Interest: Any payment required to be made by Tenant under the provisions of this Lease or as set forth in the General Conditions of Lease not made by Tenant when and as due shall thereupon be deemed to be due and payable on demand with interest thereon at the lesser of twelve percent (12%) per year or at the highest legal rate computed from the date when the particular amount became due to the date of payment thereof to Landlord.

            (l) Late Charge: In order to cover the extra expense involved in handling delinquent payments, Tenant, at Landlord's option, shall pay a "late charge" of four percent (4%) of any payment of Rent when such payment of Rent is paid more than ten (10) days after the due date thereof. It is understood and agreed that this charge is for additional expense incurred by Landlord and shall not be considered interest.

            (m)   Option to Purchase:

                  (1) Provided the Tenant is not in Default (as defined in the General Conditions of Lease), the Tenant shall be given the right and privilege to purchase the Demised Premises upon the terms set forth in the Purchase Agreement attached hereto as Exhibit C.

                  (2) The right, option, and privilege of the Tenant to purchase the Demised Premises as hereinabove set forth is expressly conditioned upon the Tenant delivering to the Landlord, in writing by certified mail, return receipt requested, at any time upon three (3) months' prior notice of its intention to purchase, which notice shall be given to the Landlord by the Tenant no later than six (6) months prior to the date fixed for termination of the Term hereinbefore provided. The notice shall only be effective if accompanied by the Purchase Agreement executed by the Tenant.
Time is hereby made of the essence.

            (n) Tenant shall have the option to terminate the Lease at the expiration of Lease Year 3 upon payment to Landlord the sum of $275,000.00 payable in monthly installments of $20,000.00. Tenant shall have a second option to terminate the Lease at the expiration of Lease Year 4 upon payment to Landlord the sum of $250,000.00 payable in monthly installment of $20,000.00. Tenant shall have a third option to terminate the Lease at the expiration of Lease Year 5 upon payment to Landlord the sum of $250,000.00 payable in monthly installments of $20,000.00. The exercise of the foregoing options shall be exercised by Tenant by written notice to Landlord not less than ninety (90) days prior to the expiration of the respective lease year. In the event that Tenant has exercised any of the foregoing options and Landlord subsequently sells the Demised Premises, upon such closing all obligations of Tenant pursuant to the exercised termination option shall lease.

            IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed as of the day and year first above written.

                                    Landlord:
            WITNESS:

             /s/                     /s/Michael Zullo
            --------------------    ---------------------
                                    Michael Zullo, Sr.


                                     /s/Bertha Zullo
                                    ---------------------
                                    Bertha Zullo








Initial (Landlord):  /s/ BZ
                    ------------
Initial (Tenant):    /s/ JD
                    ------------

ATTEST or WITNESS:                  DIFEO BMW INC.


 /s/                                By: /s/ Joseph C. DiFeo
-------------------------               -------------------------
                                             (Signature)


                                    Joseph C. DiFeo
                                    -----------------------------

                                    President
                                    -----------------------------
                                             Title








Initial (Landlord):  /s/ BZ
                    ------------
Initial (Tenant):    /s/ JD
                    ------------

                          EXHIBIT F TO SUBLEASE BETWEEN
                    DIFEO BMW, INC. AND DIFEO BMW PARTNERSHIP

1. Lease between Fair Realty Company, as landlord, and Fair Hyundai Partnership, as tenant.

2. Lease between Fair Realty Company, as landlord, and Danbury-Mt. Kisco Saturn Partnership, as tenant.

3.    Lease between Fair Realty Company, as landlord, and Fair
      Cadillac-Oldsmobile-Isuzu Partnership, as tenant.

4. Lease between Rockland Realty Associates, as landlord, and Rockland Motors Partnership, as tenant.

5. Lease between Boundbrook Realty Associates, as landlord, and DiFeo Oldsmobile Partnership, as tenant.

6. Lease between Boundbrook Realty Associates, as landlord, and Somerset Motors Partnership, as tenant.

7. Lease between J & S Equity Urban Renewal Corp., as landlord, and Hudson Motors Partnership, as tenant.

8. Lease between J & S Equity Associates, as landlord, and DiFeo Subaru Partnership, as tenant.

9. Lease between J & S Equity Associates, as landlord, and J & F Oldsmobile-Isuzu Partnership, as tenant.

10. Lease between J & S Equity Associates, as landlord, and DiFeo Jeep-Eagle Partnership, as tenant.

11. Lease between J & S Equity Associates, as landlord, and DiFeo Buick-Pontiac-GMC Truck Partnership, as tenant (for 315 Clendenny Avenue, Jersey City, New Jersey).

12. Lease between J & S Equity Associates, as landlord, and DiFeo Autocenter Partnership, as tenant.

13. Lease between J & S Equity Associates, as landlord, and DiFeo Buick-Pontiac-GMC Truck Partnership, as tenant (for premises designated as Block 1745, Lots 34-40, Block 1746, Lots 19A, 21A and 22A; Block 1747, Lots 81-84, Jersey City, New Jersey).

14. Lease between J & S Equity Associates, as landlord, and DiFeo Imports Partnership, as tenant.

15. Lease between J & S Equity Associates, as landlord, and DiFeo Buick-Pontiac-GMC Truck Partnership, as tenant (for 919 Commnipaw Avenue, Jersey City, New Jersey).

                          EXHIBIT G TO SUBLEASE BETWEEN
                    DIFEO BMW, INC. AND DIFEO BMW PARTNERSHIP

1. Sublease between Fair Imports Corp., as sublandlord, and Fair Imports Partnership t/a Fair Acura, as subtenant.

2. Sublease between J & S Equity Associates, as sublandlord, and DiFeo Volkswagen Partnership, as subtenant.

3. Sublease between J & S Equity Associates, as sublandlord, and DiFeo Hyundai Partnership, as subtenant.

4. Sublease between Fair Motors Corp., as sublandlord, and Fair Motors Partnership t/a Fair Mitsubishi, as subtenant.

5. Sublease between DiFeo BMW, Inc., as sublandlord, and DiFeo BMW Partnership, as subtenant (for premises commonly known as 301 County Road, Tenafly, New Jersey).

6. Sublease between J & S Equity Associates, as sublandlord, and DiFeo Autocenter Partnership, as subtenant.

                                   LANDLORD'S
                              ESTOPPEL CERTIFICATE

Landlord:  Michael Zullo, Sr. and Bertha Zullo
Tenant:  DiFeo BMW, Inc.
Subtenant:  DiFeo BMW Partnership
Leased Property:  301 County Road, Tenafly, New Jersey
Overlease:  Dated January 6, 1992

            The undersigned Landlord, being the landlord pursuant to the Overlease, certifies to Subtenant as follows:

            1. The Overlease, together with all modifications or amendments thereof, is attached hereto as Schedule A; the Overlease has not been amended, modified or superseded since its original execution and no other agreements or understandings exist with respect to the property demised under the Overlease except as set forth in Schedule A; and the Overlease is in full force and effect.

            2. To Landlord's best knowledge, there are no uncured defaults on the part of Tenant under the Overlease and there are no events that have occurred which, with the giving of notice or passage of time or both, would constitute a default by Tenant thereunder, and at the present time, to the best of Landlord's knowledge, Landlord has no claims or disputes against Tenant under the Overlease. Any improvements required by the terms of the Overlease to be made by Tenant have been completed to the satisfaction of Landlord, and Tenant's current use and operation complies with any use covenants or operating requirements contained in the Overlease.

            3. The current fixed rent required under the Lease is $22,000 per month, payable on the first day of each calendar month, not including taxes, assessments or expenses that Tenant is obligated to pay. Fixed rent has been fully and currently paid by Tenant in advance through Sept., 1992. All other monetary obligations due under the Overlease to date have been fully and currently paid.

            4. The term of the Overlease commenced on the 6th day of January, 1992, and expires on the 5th day of January, 2002, and there are no provisions for, and Lessee has no rights with respect to, renewal or extension of the term, terminating the term, or leasing additional space, except as expressly set forth in the Lease.

            5. No controversy presently exists between Landlord and Tenant, including any litigation or arbitration, over the Lease or the performance of the terms thereof.

            IN WITNESS WHEREOF, Landlord has duly executed this Estoppel Certificate this 23 day of Sept., 1992.

                                                    /s/
                                       --------------------------------
                                             Michael Zullo, Sr.

                                                    /s/
                                       --------------------------------
                                                Bertha Zullo

                               LANDLORD'S CONSENT

              Michael Zullo, Sr. and Bertha Zullo (collectively the "Landlord"), the landlord under a certain lease agreement ("Lease") dated January 6, 1992 (as the same may have been amended) entered into between the Landlord and DiFeo BMW, Inc. ("Tenant"), hereby consents to the Tenant's subleasing of the premises demised under the Lease to DiFeo BMW Partnership.

            Landlord hereby certifies that it is the holder of the landlord's interest under the Lease and that it has not assigned, transferred or otherwise disposed of the landlord's interest under the Lease.

            IN WITNESS WHEREOF, the Landlord has executed this Landlord's consent on this 23 day of Sept., 1992.


                                                    /s/
                                       --------------------------------
                                             Michael Zullo, Sr.

                                                    /s/
                                       --------------------------------
                                                Bertha Zullo

                           GENERAL CONDITIONS OF LEASE

                                  FOR SPACE AT

                      301 County Road, Tenafly, New Jersey

                           GENERAL CONDITIONS OF LEASE

            The Lease to which this document is attached and made a part is subject to the following general conditions:

            ARTICLE I. DEFINITIONS. As used herein, the following words and phrases have the following meanings:

            Section 1.01. Expiration Date: Means the last day of the Term. If the Lease is cancelled or terminated prior to the originally fixed Expiration Date, then the Expiration Date shall be the date on which the Lease is so cancelled or terminated. But if the Lease is cancelled or terminated prior to the originally fixed Expiration Date by reason of Tenant's Default (as hereinafter defined), Tenant's liability under the provisions of the Lease shall continue until the date the Term would have expired and such cancellation or termination not occurred.

            Section 1.02. Force Majeure: Means any of the following events: Acts of God; strikes, lock-outs, or labor difficulty; explosion, sabotage, accident, riot or civil commotion; act of war; fire or other casualty; legal requirements; delays caused by the other party; any causes beyond the reasonable control of a party.

            Section 1.03. Insurance Requirements: Means the applicable provisions of the insurance policies carried by Landlord and/or Tenant covering the demised Premises; all requirements of the issuer of any such policy; and all orders, rules, regulations and other requirements of any insurance service office which serves the community in which the Demised Premises is situated.

            Section 1.04. Mortgage: Means any mortgage, deed to secure debt, trust indenture, or deed of trust which may now or hereafter affect, encumber or be a lien upon the Demised Premises, or Landlord's interest therein.

            Section 1.05. Mortgagee: Means the holder of any Mortgage, at any time.

            Section 1.06. Parking Area: Means all portions of the Demised Premises other than the Building.

            Section 1.07.  Person:   Means an individual, fiduciary, estate,
trust, partnership, firm, association, corporation, or other organization, or a government or governmental authority.

            Section 1.08. Repair: Includes the words "replacement and restoration", "replacement or restoration", "replace and restore", "replace or restore", as the case may be, unless specifically indicated to the contrary herein.

            Section 1.09. Tenant's Agents: Includes Tenant's employees, servants, licensees, tenants, subtenants, assignees, contractors, heirs, successors, legatees and devisees.

            Section 1.10. Tenant's Guarantor: Means Samuel X. DiFeo, individually.

                  ARTICLE II. CONDITION OF DEMISED PREMISES.

            Section 2.01. Certificate of Occupancy: If a Certificate of Occupancy or similar instrument from any governmental authority is required in connection with the use of the Demised Premises by Tenant, Landlord agrees to procure same at its sole cost and expense. Tenant agrees to cooperate fully with the procurement of such certificate.

            Section 2.02. Condition of Demised Premises: Landlord has made no representations, covenants or warranties with respect to the condition of the Demised Premises. Tenant is accepting the Demised Premises without representations, covenants or warranties as to the value, condition or suitability of the Demised Premises.

                               ARTICLE III. TERM.

            Section 3.01. Term: The Term of the Lease shall be for the period indicated in the Lease exclusive of any renewal periods.

            Section 3.02. Renewals. Any option to renew this Lease for the periods set forth in the Lease must be exercised by giving Landlord written notice of Tenant's intention to renew at least ninety (90) days prior to the expiration of the Term of First Renewal Period, as applicable.

                ARTICLE IV. RENT, TAXES, UTILITY CHARGES, ETC.

            Section 4.01. Rent: Tenant shall pay Rent to Landlord Rent shall be payable at the rates set forth in the Lease. Rent shall be payable in equal monthly installments. Each monthly installment shall be due in advance. The first monthly installment shall be due on the execution of the Lease. Each subsequent installment shall be due on the first day of each month during the Term. If the Commencement Date is a day other than the first day of the month, the first installment shall be one thirtieth of a normal monthly installment for each day during the period commencing with the Commencement Date up to and including the last day of that month. If the Expiration Date of the Term or any Renewal Period occurs on a day other than the last day of any month, Rent for the last month during the Term shall be pro-rated in the same manner.

            Section 4.02.  Taxes, Assessments:

            (a) The Tenant shall promptly pay as additional rent, all real estate taxes, assessments and water meter charges (including any expenses incident to the installing, repairing or replacing of any water meter) and all such other charges or payments of any kind and nature whatsoever, and whether or not now within the contemplation of the parties, imposed by any governmental or public authority as shall, during the Term and Renewal Periods, be imposed, or become a lien, upon the Demised Premises or any part thereof or which may become due and payable with respect thereto, and any and all assessments and other similar charges imposed upon the Demised Premises in lieu of or in addition to the foregoing, under or by virtue of any present or future laws or regulations of any governmental or lawful authority whatsoever.

            (b) For any period during the Tenant's occupancy of the Demised Premises which constitutes less than the full period for which any one or more of the foregoing charges are assessed, each such charge shall be pro-rated on a daily basis and adjusted between the Landlord and the Tenant.

            Section 4.03.  Payment of Rent:

            (a) Rent shall be paid automatically without written or oral notice, demand, counterclaim, offset, deduction, defense, or abatement.

            (b) All Rent payable under the Lease shall be payable at Landlord's address as set forth in the Lease or at such other address as Landlord shall designate by giving notice to Tenant.

            (c) If Tenant shall fail to pay any taxes, assessments or any other charges payable hereunder, Landlord shall have all remedies provided for in the Lease or at law in the case of nonpayment of Rent. Tenant's obligations, accruing during the Term, shall survive the Expiration Date of the Lease.

            Section 4.04.  Security Deposit:

            (a) Tenant has deposited with or to be deposited with Landlord the sum designated as Security Deposit in the Lease, as security for the full and faithful performance by Tenant of all obligations of Tenant under the Lease or in connection with the Lease. If Tenant is in Default under the Lease, Landlord may use, apply or retain the whole or any part of the Security Deposit for the payment of (i) any Rent or any other sums of money which Tenant may not have paid or which may become due after the occurrence of a Default, (ii) any sum expended by Landlord on Tenant's behalf in accordance with the provisions of the Lease, or (iii) any sum which the Landlord may expend or be required to expend by reason of such Default, including any ages or deficiency in the reletting of the Demised Premises in connection with Article XV hereof. The use, application retention of the Security Deposit or portion thereof by Landlord shall not prevent Landlord from exercising any other right remedy provided for hereunder or at law and shall not operate a limitation on any recovery to which Landlord may otherwise be entitled.

            (b) The Security Deposit shall bear no interest and Landlord shall be entitled to commingle the Security Deposit with Landlord's other funds.

            (c) If Tenant shall fully and faithfully comply with all of the provisions of the Lease, the Security Deposit and any balance thereof shall be returned to Tenant after the Expiration Date or upon any later date after which Tenant has vacated the Demised Premises.

            (d) Anything in this Section 4.04 to the contrary notwithstanding, in the event any Mortgagee shall become mortgagee-in-possession or take title by foreclosure or deed in lieu of foreclosure, then, in either of such events, such Mortgagee obligation to return the Security Deposit under this Section 4.04 shall be limited to the amount of the Security Deposit which is actually transferred from Landlord to such Mortgagee.

                                ARTICLE V. SIGNS.

            Section 5.01. Signs: The location, design and conter of any signs shall comply with all laws, regulations and ordinances. The cost to prepare, manufacture and install any sign shall be borne by Tenant. Tenant shall be responsible for the cost of all repairs, replacement or maintenance of signs at the Demised Premises or any other part of the Property. Landlord agrees to, prior to commencement of the Term and upon fifteen (15) days notice, remove at its own cost any signs requested by Tenant.

                        ARTICLE VI. REPAIRS, ALTERATIONS,
                        COMPLIANCE WITH LAWS, SURRENDER.

           Section 6.01. No Repairs by Landlord: Landlord shall not be required to make or cause to be made any repairs, including without limitation, any structural repairs to the roof, foundation, exterior walls and load-bearing interior walls of the Demised Premises.

            Section 6.02. Repairs and Maintenance by Tenant: Tenant shall make all repairs to the Demised Premises necessary or desirable to keep the Demised Premises in good order and repair and in a safe, dry and tenantable condition. Without limiting the generality of the foregoing, Tenant shall be specifically required to replace or repair (a) all pipes, lines, ducts, wires, or conduits that service Tenant and are contained within the Demised Premises or which service the Demised Premises and are located outside of the Demised Premises;
(b) the roof, foundation, exterior walls and interior walls; (c) windows, plate glass, doors (including overhead doors), and any fixtures or appurtenances composed of glass; (d) leaders and gutters; (e) Tenant's sign, (f) any heating or air conditioning equipment installed in or servicing the Demised Premises;
(g) parking areas, sidewalks, and driveways; and (h) the Building or any part of the Demised Premises when repairs to the same are necessitated by any act, omission or negligence of Tenant or Tenant's Agents or invitees, or the failure of Tenant to perform its obligations under the Lease. Tenant shall keep the Demised Premises in a clean and sanitary condition, free from vermin and escaping offensive odors.

            Section 6.03.  Approval by Landlord of Repairs and Alterations:

            (a) Tenant may not make any major or structural alterations to the Demised Premises, without the prior written consent of Landlord which shall not be unreasonably withheld. If Landlord grants consent, any such alterations shall be performed in a good and workmanlike manner in accordance with all applicable legal and Insurance Requirements. Landlord hereby specifically consents to any and all alterations and improvements which are required by either BMW or the municipality.

            (b) Tenant shall give Landlord prompt written notice of any major or structural repair or alteration required or permitted to be performed by Tenant under any provision of the Lease. Any alterations, additions and changes that Tenant desires to make to the Demised Premises shall be at its own cost and expense, but, before making same, Tenant shall submit to the Landlord the plans and specifications therefor for Landlord's consent and approval, and all such alterations, additions and changes (except Tenant's machinery or trade fixtures) which are attached in such manner that their separation from the Demised Premises will result in injury to the Demised Premises, are immediately to merge and become a permanent part of the realty, and all interest of Tenant therein shall become immediately vested in Landlord. Landlord, at its option, however, may require that at the expiration or other termination of the Term or any renewal thereof, the Tenant at its own cost and expense remove said alterations, additions or changes except as to those alterations and additions which were required by BMW or which were consented to pursuant to the terms of this Lease or by a writing signed by Landlord provided that such changes relate to the operation of a car dealership, and restore the portion of the Demised Premises affected by such removal to their condition prior to the making of such alterations, additions or changes. The Tenant agrees to accept the alterations, additions and changes that were made previously and at the termination of the Term, Tenant will restore the Building to its original condition at the option of Landlord.

            Section 6.04. Compliance with Laws and Regulations: Except as otherwise provided in this Agreement, the Tenant covenants and agrees that upon and after the Commencement Date, it shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Municipal Government and of any and all their departments and bureaus hereinafter referred to as "Governmental Regulations" for the corrections, prevention and abatement of nuisances, violations or other grievances, in, upon or connected with said Demised Premises during said Term and arising from the operations of the Tenant therein at the Tenant's cost and expense; subject to the right of the Tenant to contest the decision by any such department or bureau. In the event the Tenant contests any such governmental decision, it shall indemnify, defend and save the Landlord harmless from any fine, penalty, costs and liability imposed upon the Landlord as a result of Tenant's failure so to comply, or as a result of said contest by Tenant. The Tenant covenants and agrees, at its own cost and expense, to (i) comply with such regulations or requests expressly caused by and in connection with the use and occupancy of the Demised Premises by the Tenant and the conduct of its business, as may be required by the fire or liability insurance carriers providing insurance for the demised premises, or promulgated by the Board of Fire Underwriters or their equivalent ("Insurance Regulations"); (ii) pay for the costs of interior, exterior or structural changes in the Building, fixtures or equipment, if the same are required by Governmental Regulations or Insurance Regulations, as the same may be applicable as a matter of general application to the Building; or (iii) pay for any changes in the Building, fixtures or equipment that may be required by Governmental Regulations or Insurance Regulations.

            Section 6.05.  Environmental Cleanup Responsibility Act:

            (a) Landlord represents that it is not an Industrial Establishment as that term is defined in the Environmental Cleanup Responsibility Act, N.J.S.A. 13:1K-6 et seq., as same may be amended from time to time (the "Act"), and that Landlord's primary Standard Industrial Code is 5511.

            (b) In the event that Tenant now is or hereafter becomes an Industrial Establishment, Tenant shall comply with all conditions as set forth below.

            (c) Tenant agrees that it shall, at its sole cost and expense, fulfill, observe and comply with all of the terms and provisions of the Act and all rules, regulations, ordinances, options, orders and directives issued or promulgated pursuant to or in connection with said Act by the Department of Environmental Protection ("DEP"), or any subdivision or bureau thereof or any other governmental or quasi-governmental agency, authority or body having jurisdiction thereof. (The Act and all said rules, regulations, ordinances, opinions, orders and directives are hereinafter collectively referred to as "ECRA").

            (d) Without limiting the foregoing, upon Landlord's request therefor, and in all events no later than sixty (60) days prior to "closing, terminating or transferring operations" (as said terms are defined in ECRA) out of the Demised Premises, Tenant at its sole cost and expense, shall provide the Landlord with a true copy of:

                  (i) an opinion letter from DEP (or such other agency or body which shall then have jurisdiction over ECRA matters) in form satisfactory to Landlord's counsel, stating that ECRA does not apply to Tenant, Tenant's use and occupancy of the Demised Premises and to the closing, terminating or transferring of operations of the Demised Premises; or

                  (ii) a Negative Declaration (as said term is defined in ECRA) duly approved by DEP or such other agency or body then having jurisdiction over ECRA matters; or

                  (iii) a Cleanup Plan (as said term is defined in ECRA) duly approved by DEP (or such other agency or body which shall then have jurisdiction over ECRA matters).

            (e) Nothing in this Section shall be construed as limiting Tenant's obligation to otherwise comply with ECRA.

            (f) In the event Tenant complies with paragraph (d) (iii) of this Section by obtaining an approved Cleanup Plan, Tenant agrees that it shall, at its sole cost and expense:

                  (i) post any financial guarantee or other bond required to secure implementation and completion of such Cleanup Plan; and

                  (ii) promptly implement and diligently prosecute to completion said Cleanup Plan, in accordance with the schedules contained therein or as may otherwise be ordered or directed by DEP or such other agency or body which shall then have jurisdiction over such Cleanup Plan. Tenant expressly understands, acknowledges and agrees that Tenant's compliance with the provisions of this paragraph (e) may require Tenant to expend funds or do acts after the expiration or termination of the Term and Tenant shall not be excused therefrom.

            (g) Within ten (10) days after a written request by the Landlord or any Mortgagee, Tenant shall deliver to Landlord and Mortgagee, if any, a duly executed and acknowledged affidavit of Tenant's chief executive officer, certifying:

                  (i) the proper four digit Standard Industrial Classification number relating to Tenant's then current use of the Demised Premises (Standard Industrial Classification Number to be obtained by reference to the then current Standard Industrial Classification Manual prepared and published by the Executive Office of the President, Office of Management and Budget or the successor to such publication); and

                  (ii) (A) that Tenant's then current use of the Demised Premises does not involve the generation, manufacture, refining, transportation, treatment, storage, handling of disposal of hazardous substances or waste (as hazardous substances and hazardous waste are defined in ECRA) on site, above ground or below ground (all of the foregoing are hereinafter collectively referred to as the Presence of Hazardous Substances), or, (B) that Tenant's then current use does involve the Presence of Hazardous Substances, in which event, said affidavit shall describe in complete detail that portion of Tenant's operations which involves the Presence of Hazardous Substances. Such description shall, inter alia, identify each hazardous substance and describe the manner in which Tenant generated, handled, manufactured, refined, transported, treated, stored and/or disposed of same. Tenant shall supply Landlord and Landlord's mortgagee, if any, with such additional information relating to the Presence of Hazardous Substances as Landlord or Landlord's mortgagee requests. This provision shall not be construed to prohibit the lawful use of any Hazardous Substances by Tenant.

            (h)   Without limiting the foregoing, Tenant agrees:

                  (i) at its sole cost and expense, to promptly discharge and remove any lien or encumbrance against the Demised Premises, the Building, or the Complex imposed due to Tenant's failure to comply with ECRA, and

                  (ii) to defend, indemnify and hold Landlord harmless from and against any and all liability, penalty, loss, expenses, damages, costs, claims, causes of action, judgments and/or the like, of whatever nature, including but not limited to attorney's fees and other costs of litigation or preparation therefor, to the extent such costs arise from or in connection with Tenant's failure or inability, for any reasons whatsoever, to observe or comply with ECRA and/or provisions of this Section 6.05.

            (i) Tenant agrees that each and every provision of this Section 6.05 shall survive the expiration or early termination of the Term. The parties hereto expressly acknowledge and agree that the Landlord would not enter into the Lease but for the provisions of this Section 6.05 and the aforesaid survival thereof.

            Section 6.06. Underground Storage Tanks: Tenant agrees that it shall, at its sole cost and expense, promptly comply with all Government Regulations relating to underground storage tanks, including, but not limited to, the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. ss.6991 et seq. or New Jersey's underground storage tank law, P.L. 1986 c.102, N.J.S.A. 58:10A-21 et seq. Landlord acknowledges that prior to commencement of this Lease all underground storage tanks and gasoline pumps were removed and that this provision shall only apply to tanks installed by or for Tenant.

            Section 6.07.  Spill Act:

            (a) Landlord, to its knowledge, has not violated any provisions of the Spill Act (as hereinafter defined).

            (b) Tenant agrees that it shall, at its sole cost and expense, observe, comply and fulfill all of the terms and provisions of the Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 et. seq., as the same may be amended from time to time (the "Act") and all rules, regulations, ordinances, opinions, orders and directives issued or promulgated pursuant to or in connection with said Act by DEP, any subdivision or bureau thereof or governmental or quasi-governmental agency or body having jurisdiction thereof. (Said Act and all said rules, regulations, ordinances, opinions, orders and directives are hereinafter in this Section 6.07 collectively referred to as "Spill Act".)

            (c)   Without limiting the foregoing, the Tenant agrees:

                  (i) that it shall not do, omit to do or suffer the commission or omission of any act which is prohibited by or may result in any liability under the Spill Act including without limitation the discharge of petroleum products or other hazardous substances (as said terms are defined in the Spill Act); and

                  (ii) whenever the Spill Act requires the "owner or operator" to do any act, Tenant shall do such act and fulfill all such obligations at its sole cost and expense, it being the intention of the parties hereto that Landlord shall be free of all expense and obligations arising from or in connection with compliance with the Spill Act.

            (d)   Without limiting the foregoing, Tenant agrees:

                  (i) at its sole cost and expense, to promptly discharge and remove any lien or any encumbrance against the Demised Premises, the Building or the Complex imposed by Tenant's failure to comply with the Spill Act; and

                  (ii) to defend, indemnify and hold Landlord harmless from and against any and all liability, penalty, loss, expenses, damages, costs, claims, causes of action, judgments and/or the like, of whatever nature, including but not limited to attorneys' fees and other expenses of litigation or preparation therefor, to the extent such costs arise from or in connection with Tenant's failure or inability, for any reason whatsoever, to observe or comply with the Spill Act and/or the provisions of this Section 6.07.

            (e) Tenant agrees that each and every provision of this Section 6.07 shall survive the expiration or earlier termination of the Term of the Lease. The parties hereto expressly agree and acknowledge that the Landlord would not enter into this Lease but for the provisions of this Section 6.07 and the aforesaid survival thereof.

            (f) Tenant agrees that it shall, at its sole cost and expense, promptly comply with all federal, state and local laws, ordinances, rules, regulations and requirements relating to air, ground and water pollution and protection and/or preservation of the environment.

            Section 6.08. Electrical Lines: If the Tenant installs any electrical equipment that overloads the lines in the Demised Premises, Tenant shall make whatever changes to such lines as may be necessary to render the lines in good order and repair and in compliance with all Insurance Requirements and applicable legal requirements. All electrical work to the Demised Premises shall be performed by a licensed electrician. In the event that the electrical work to be performed by Tenant shall require the alteration, modification or repair of electrical equipment or lines servicing the Building, then, in such event, Tenant shall cause such electrical work to be performed by a licensed electrical contractor acceptable to Landlord.

            Section 6.09.  Repairs or Alterations:

            (a) If, in an emergency, it shall become necessary to make promptly any repairs or replacements required to be made by Tenant, Landlord may re-enter the Demised Premises and proceed to have such repairs or replacements made and pay the cost of such repairs or replacements. Within seven (7) days after Landlord renders a bill for such repairs or replacements, Tenant shall reimburse Landlord for the reasonable cost of making such repairs.

            (b) Any alterations, modifications, additions or repairs to be made by Tenant to the Demised Premises shall be performed by a licensed Contractor or a reputable contractor regularly engaged in the trade to which such work relates. All alterations, modifications, additions or repairs to the Demised Premises must be done in a workmanlike manner and must comply with existing municipal and state construction codes. Tenant shall be responsible for securing any and all permits in connection with such work.

            Section 6.10. Surrender of Premises: On the Expiration Date, Tenant shall quit and surrender the Demised Premises broom clean, and in good condition and repair, together with all alterations, fixtures, installations, additions and improvements which may have been made in or attached on or to the Demised Premises, including but not limited to an aggregate of at least nine (9) lifts, electric or hydraulic but exclusive of any furniture and equipment, other than lifts, which replaced damaged or obsolete items (except if such items were damaged due to the gross negligence or intentional acts of Tenant.) Landlord, at its option, may require Tenant to restore the Demised Premises to the condition the Demised Premises was in on the Commencement Date in accordance with Section 6.03(b). Any personal property of Tenant which shall remain in or on the Demised Premises after the termination of the Lease and the removal of Tenant from the Demised Premises, may, at the option of Landlord and without notice, be deemed to have been abandoned by Tenant and may either be retained by Landlord as its property or be disposed of, without accountability, in such manner as Landlord may see fit, or if Landlord shall give written notice to Tenant to such effect, such property shall be removed by Tenant, at Tenant's cost and expense; and Landlord shall not be responsible for any loss or damage occurring to any such property owned by Tenant. Tenant's obligation under this Section shall survive the Expiration Date.

            Section 6.11. Mechanics' Liens: If any mechanic's or materialman's lien is filed against the Demised Premises as a result of any additions, alterations, repairs, installations or improvements made by Tenant, or any other work or act of Tenant, Tenant shall discharge or bond same within twenty (20) days from the filing of the lien. If Tenant shall fail to discharge or bond the lien, Landlord may bond or pay the lien or claim for the account of Tenant without inquiring into the validity of the lien or claim.

            Section 6.12. Insurance Covering Repairs, Etc.: Tenant shall not make any major or structural alterations, repairs or installations or any other work to or on the Demised Premises unless prior to the commencement of such work Tenant shall obtain or provide proof of (and during the performance of such work keep in force) public liability and workmen's compensation insurance coverage. Such policies shall be non-cancellable without ten (10) days prior written notice to Landlord. The policies shall be in amounts and shall be issued by companies reasonably satisfactory to Landlord. Prior to the commencement of such work, Tenant shall deliver duplicate originals of certificates of such insurance policies to Landlord.

                      ARTICLE VII. SERVICES AND UTILITIES.

            Section 7.01. Electricity: Tenant shall make its own arrangements with the utility company supplying electricity for that service and arrange to have bills forwarded directly to Tenant. Tenant shall pay for all electrical service and charges relating to the Demised Premises and Tenant's sign.

            Section 7.02. Gas Service: Tenant shall make its arrangements with the utility company supplying gas for service and arrange to have all bills forwarded directly to Tenant. Tenant shall pay for all gas service and charges relating to the Demised Premises.

            Section 7.03. Water: Tenant agrees to promptly pay any sewer or water rent, charge, tax or levy imposed against the Demised Premises.

            Section 7.04. Heat, Hot Water, Air-Conditioning:

            (a) Landlord shall not be required to supply heat, hot water or air-conditioning to the Demised Premises. Tenant shall supply its own requirements of heat, hot water and air-conditioning. If the Demised Premises includes a main heating boiler and/or air-conditioning Unit(s), such equipment must be maintained in serviceable condition by Tenant.

            (b) Tenant agrees to maintain heat at the Demised Premises at all times at a level reasonably estimated by Landlord to keep waterpipes and sprinklers, if any, in the Demised Premises from freezing and to otherwise prevent damage to the Demised Premises, but under no circumstances less than 40 degrees Fahrenheit.

            Section 7.05. Disruption of Utility Services: Landlord shall not be liable for any interruption or failure in the supply of gas, electricity, water or any other service to the Demised Premises.

            Section 7.06. Garbage Disposal: Tenant agrees to make its own arrangements with a garbage hauler for the disposal of its garbage. Tenant shall pay for all garbage disposal charges relating to the Demised Premises.

                        ARTICLE VIII. USE AND OPERATION.

            Section 8.01. Use: Tenant shall use the Demised Premises for the purposes set forth in the Lease.

            Section 8.02. Demised Premises Operations:

            (a) Tenant shall keep the Demised Premises, including exterior and interior portions of all windows, doors and all other glass, in neat and clean condition. Tenant shall also, at its own cost and expense, maintain and care for such portions of the Demised Premises as have been seeded to grass.

            (b) Tenant shall remove snow and ice from the Demised Premises, and spread sand or other abrasive substances thereon as conditions require.

            (c) Tenant agrees not to permit the accumulation (unless in concealed metal containers) or burning of any rubbish or garbage in, on or about any part of the Demised Premises. All rubbish and garbage must be stored in covered containers so as not to permit the wind from blowing the rubbish and garbage around the Demised Premises, and shall keep the driveways and area on the Demised Premises free and clear of any and all obstructions and equipment. Tenant shall keep the sidewalk(s) and curbs adjacent to the Demised Premises free of debris.

             ARTICLE IX. TRANSFER OF INTEREST, PRIORITY OF LIEN.

            Section 9.01. Assignment, Subletting, etc.: Tenant may sublet the Demised Premises or any part thereof, or assign, this Lease or any interest therein (except that the option contained in Article X may only be exercised by an entity owned or controlled by Joseph DiFeo and/or Samuel DiFeo or by Joseph DiFeo or Samuel DiFeo, individually), without the prior written consent of Landlord. Tenant shall notify Landlord immediately of any such assignment or sublet. No assignment or sublet shall relieve Tenant of any obligations herein.

            Section 9.02. Subordination: The Lease and Tenant's rights under the Lease are subject and subordinate to the lien of any present or future mortgage, indenture or other first lien encumbrance, together with any renewals, extensions, modifications, consolidations and replacements of such first lien, encumbrance, now or after the Commencement Date, affecting, placed or enforced against the Demised Premises, or any interest of Landlord in the Demised Premises, or Landlord's interest in the Lease and the leasehold estate created by the Lease (except to the extent any such instrument will expressly provide that the Lease is superior to such instrument). This provision will be self-operative and no further instrument of subordination will be required in order to effect it. Nevertheless, Tenant will execute, acknowledge and deliver to Landlord, at any time and from time to time, upon demand by Landlord, such documents as may be requested by Landlord, or any mortgagee to confirm or effect any such subordination. If Tenant fails or refuses to execute, acknowledge and deliver any such document within twenty(20) days after written demand, Landlord, its successors and assigns will be entitled to execute, acknowledge and deliver any and all such documents for and on behalf of Tenant as attorney-in-fact for Tenant. Tenant does hereby constitute and irrevocably appoint Landlord, its successors and assigns as Tenant's attorney-in-fact to execute, acknowledge and deliver any and all documents described in this Section 9.02 for and on behalf of Tenant, as provided in this Section 9.02.

            Section 9.03. Attornment: If the Demised Premises is encumbered by a Mortgage and such Mortgage is foreclosed, or if the Demised Premises is sold pursuant to such foreclosure or by reason of a default under said Mortgage, then notwithstanding such foreclosure, such sale, or such default (i) Tenant shall not disaffirm the Lease or any of its obligations thereunder, and (ii) at the request of the applicable Mortgagee or purchaser at such foreclosure or sale, Tenant shall attorn to such Mortgagee or purchaser and execute a new lease for the Demised Premises setting forth all of the provisions of the Lease except that the term of such new lease shall be for the balance of the Term.

            Section 9.04. Transfer of Landlord's Interest: The term "Landlord" as used in this Lease means the owner or the Mortgagee in possession.

            Section 9.05. Mortgagee's Rights: If Landlord shall notify Tenant that the Demised Premises is encumbered by a Mortgage and in such notice set forth the name and address of the Mortgagee thereof; then, notwithstanding anything to the contrary, no notice intended for Landlord shall be deemed properly given unless a copy thereof is simultaneously sent to such Mortgagee by certified or registered mail, return receipt requested. If any Mortgagee shall perform any obligation that Landlord is required to perform hereunder, such performance by Mortgagee, insofar as Tenant is concerned, shall be deemed performance on behalf of Landlord and shall be accepted by Tenant as if performed by Landlord.

                               ARTICLE X. OPTION.

            Section 10.01. Option. (a) Provided the Tenant is not in Default, the current principals of DiFeo BMW, Inc. being Samuel DiFeo and/or Joseph DiFeo, individually or any entity owned or controlled by them shall have the right to purchase the Demised Premises during the first through tenth year of Term but not during any Renewal Period upon the terms and conditions set forth in the Purchase Agreement attached hereto as Exhibit C.

            (b) In the event that the Tenant exercises its option to purchase the Demised Premises upon the terms set forth in the attached Purchase Agreement, the purchase price shall be Two Million Six Hundred Thousand ($2,600,000) Dollars.

                 ARTICLE XI. DESTRUCTION AND FIRE INSURANCE.

            Section 11.01.  Insurance.

            (a) During the term of this Lease, the Tenant shall procure, or do and maintain, as appropriate, the following types of insurance in the amounts specified, naming the Landlord as additional insured:

                  (i) Keep insured the Building on the Demised Premises and building equipment against loss or damage by fire (and against such other risks as would be covered by "ALL-RISK" insurance to the extent that such insurance is reasonably available), in an amount not less than 100% of the then full insurable value of said building and building equipment. The term "full insurable value" shall mean the actual replacement value (excluding foundation and excavation costs) and said "full insurable value" shall be reasonable determined by Landlord's engineers, or if Landlord also desires by one of the insurers acceptable to Landlord, at three (3) year intervals or at such other times as Landlord may reasonably request.

                  (ii) Maintain flood insurance, as may be required by Landlord's mortgagee.

                  (iii) Maintain such other insurance as Landlord reasonably deems necessary.

            (b) All losses shall be adjusted with the insurance companies jointly by Landlord and Tenant and shall be paid to Landlord and Tenant as their interests appear.

            (c) Tenant agrees, at its sole cost and expense, to promptly comply with all of the rules and regulations of the Fire Insurance Rating Organization having jurisdiction, or any similar body. If, at any time, as a result of or in connection with any failure by Tenant to comply with the foregoing provision, or as a result of any act of omission or commission by Tenant, its employees, agents, contractors, invitees, licensees or subtenants, any insurance rate applicable to the building and/or to the contents thereof, shall be higher than that which would be applicable for the least hazardous types of occupancy legally permitted therein, then and in any of such events, Landlord shall have the right to terminate this lease upon written notice delivered to the Tenant, or to require Tenant to pay such additional premiums for all insurance policies in force with respect to the building. Tenant shall not use or install any electrical equipment that overloads the lines in the Building and Tenant, at its sole cost and expense, shall promptly make whatever changes are necessary to prevent or remedy such condition and to comply with all requirements of Landlord, the Board of Fire Insurance Underwriters or any similar body and any governmental authority having jurisdiction thereof. For the purposes of this paragraph, any finding or schedule of the Fire Insurance Rating Organization or any similar organization having jurisdiction shall be deemed to be conclusively binding on the parties hereto.

            (d) (i) If at any time during the Term of this Lease or any Renewal Period, the Demised Premises shall be damaged in whole or in part or wholly or partially destroyed from fire or other casualty (including any casualty for which insurance coverage was not obtained) of any kind or nature, regardless of whether said damage or destruction resulted from an act of God, the fault of the Tenant, the Landlord or from any cause whatsoever, then the Tenant shall promptly replace, repair and rebuild the damaged or destroyed improvements and buildings, at least to the extent of the value of the improvements and buildings, and as nearly as practicable to the character of the buildings or improvements, existing immediately prior to such occurrence. Such rebuilding shall be made in accordance with plans and specifications therefor which shall first be submitted to and approved in writing by the Landlord, which approval shall not be unreasonably withheld.

                  (ii) All insurance money collected by the Landlord from any policy of insurance on account of such destruction or damages, less the cost, if any, incurred in connection with the adjustment of the loss and the collection thereof (herein sometimes referred to as the "insurance proceeds"), shall be applied to the payment of the cost of the rebuilding, and shall be paid out to or for the account of the Tenant from time to time as such work progresses. All sums so paid to the Tenant and any other insurance proceeds received or collected by or for the account of the Tenant (other than by way of reimbursement to the Tenant for sums theretofore paid by the

Tenant) shall be held by the Tenant in trust for the purpose of paying the cost of such reconstruction.

                  (iii) Upon the Landlord's receipt of evidence reasonably satisfactory to it that the reconstruction has been completed and paid for in full and that there are no liens on the Demised Premises as a result thereof, the Landlord shall pay to the Tenant any remaining balance of said insurance proceeds.

                  (iv) Under no circumstances shall the Landlord be obligated to make any payment, disbursement or contribution towards the cost of the work except to the extent of the insurance proceeds actually received by the Landlord.

                  (v) In the last year of the Term of the Lease, in the event of any such casualty damage to the Demised Premises, Tenant shall have the option to terminate the Lease and Landlord shall be entitled to all insurance proceeds.

            (e) No provision of this Article shall be construed to entitle the Tenant to any abatement, allowance, reduction or suspension of Rent unless this Lease is terminated by the Landlord.

                           ARTICLE XII. CONDEMNATION.

                           Section 12.01. Definitions:

            Within the meaning of Article XII, the following words have the following meaning:

            (a) Taking: means the taking of or damage to the Demised Premises or any portion thereof, as the case may be, as the result of the exercise of any power of eminent domain, condemnation, or purchase under threat thereof in lieu thereof.

            (b) Award: means the award for or proceeds of any Taking, less all expenses in connection therewith, including reasonable attorney's fees.

            (c) Taking Date: means, with respect to any Taking, the date on which the condemning authority shall have the right to possession of the Demised Premises or any portion thereof, as the case may be.

            Section 12.02. Total or Substantial Partial Taking of Demised
Premises: In the event of a Taking of the whole of the Demised Premises, other than a Taking for temporary use, the Lease shall automatically terminate as of the Taking Date. In the event of a Taking of any substantial portion of the Demised Premises, either party may, at its option, terminate the Lease by giving notice to the other within six (6) months of the date of such Taking.

            Section 12.03. Restoration: In the event of a Taking of a portion of the Demised Premises other than a Taking for temporary use and the Lease shall not terminate or be terminated under the provisions of Section 12.02 hereof, Rent shall be reduced in the proportion that the area so Taken bears to the entire area contained within the Demised Premises. If a part of the Demised Premises are taken, Landlord may restore or cause to be restored the remainder to the extent practical. However, Landlord may refuse to restore the remainder. If Landlord refuses to restore the remainder and gives notice of its refusal to Tenant, either party may cancel the Lease by giving notice to the other within ninety (90) days after Landlord shall have given notice of its determination not to repair the damage.

            Section 12.04. Taking for Temporary Use: If there is a Taking of the Demised Premises for temporary use, the Lease shall continue in full force and effect, and Tenant shall continue to comply with all of the provisions thereof, except as such compliance shall be rendered impossible or impracticable by reason of such Taking and Rent shall be abate during the course of such Taking.

            Section 12.05. Disposition of Awards: All awards arising from a total or partial Taking of the Demised Premises, the Building, or of Tenant's leasehold interest, shall belong to Landlord without any participation by Tenant except if such Taking occurs during the period of time after Tenant has given notice to Landlord of its intention to exercise its option under Article X, in which case Tenant shall participate to the extent of the improvements made to the portion of the Premises subject to the Taking. Tenant hereby assigns to Landlord any share of such Award which may be awarded to Tenant.

                     ARTICLE XIII. INDEMNITY AND LIABILITY.

                            Section 13.01. Indemnity.

           (a) Within the meaning of Article XIII, "Claims" means any claims, suits, proceedings, actions, causes of action, responsibility, liability, demands, judgments, and executions.

            (b) Tenant hereby indemnifies and agrees to save harmless Landlord and Mortgagee from and against any and all Claims, which either (i) arise from or are in connection with the possession, use, occupation, management, repair, maintenance or control of the Demised Premises, or any portion thereof; (ii) arise from or are in connection with any act or omission of Tenant, or Tenant's Agents'; (iii) result from any Default, breach, violation or non-performance of the Lease or any of the conditions set forth herein; or (iv) result in injury to person or property or loss of life sustained in or about the Demised Premises. Tenant shall defend any actions, suits and proceedings which may be brought against Landlord or Mortgagee with respect to the foregoing or in which they may be impleaded. Tenant shall pay, satisfy and discharge any judgments, orders and decrees which may be recovered against Landlord or Mortgagee in connection with the foregoing.

            Section 13.02.  Liability Insurance:

            Tenant shall provide on or before it enters the Demised Premise for any reason and shall keep in force during the Term for the benefit of Landlord and Tenant, liability insurance naming Landlord and any designee of Landlord with an insurable interest as additional insureds. The policy shall protect Landlord, Tenant and any designee of Landlord against any liability occasioned by any occurrence on or about the Demised Premises or any appurtenance thereto, or arising from any of the items indicated in Section 13.01 against which Tenant is required to indemnify Landlord. Such policy is to be written (i) by a good and solvent insurance company satisfactory to Landlord, and (ii) in a combined single limit of at least the amount set forth in the Lease for injury or death to one or more than one person arising from any one occurrence and in the amount set forth in the Lease with respect to property damages.

            Section 13.03.  General Provisions with Respect to Insurance:

            (a) Upon the execution of the Lease and before any insurance policy shall expire, Tenant shall deliver to Landlord such policy or a renewal thereof, as the case may be, together with evidence of payment of applicable premiums. Any insurance required to be carried hereunder may be carried under a blanket policy covering the Demised Premises and other locations of Tenant; and, if Tenant includes the Demised Premises in such blanket coverage, Tenant may deliver to Landlord a duplicate original of such policy or a certificate of insurance with a copy of the policy to be delivered as soon as practical.

            (b) All insurance policies required to be carried hereunder by or on behalf of Tenant shall provide (and any certificate evidencing the existence of any insurance policies, shall certify that): unless Landlord shall have been given ten (10) days' written notice of any cancellation, failure to renew, or material change as the case may be, (i) the insurance shall not be cancelled and shall continue in full force and effect, (ii) the insurance carrier shall not fail to renew the insurance policies for any reason, and (iii) no material change may be made in the insurance policy.

            (c) Each insurance policy shall be issued by an insurer of recognized responsibility reasonably satisfactory to Landlord; shall be satisfactory to Landlord in form and substance; and shall be carried in favor of Landlord, Tenant and all Mortgagees as their respective interests may appear. Within the meaning hereof, the term "insurance policy" shall include any extensions or renewals of such insurance policy.

            Section 13.04.  Environmental Indemnification

            (a) Tenant shall indemnify and hold Landlord free and harmless from any and all liabilities, damages, claims, penalties, fines, settlements, causes of action, costs or expenses, including reasonable attorneys' fees, environmental consultant and laboratory fees and the cost and expenses of investigating and defending any claims or proceedings resulting from any of the following: (i) the presence, disposal, release or threatened release of any hazardous substances as defined by N.J.A.C. 7:1E ("Hazardous Substances") that is on, from or affecting the Demised Premises including the soil, water, vegetation, buildings, personal property, persons, animals or otherwise; (ii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or relating to the Hazardous Substance; (c) any lawsuits or administrative order relating to the Hazardous Substance; or any violation of any laws applicable to the Hazardous Substance, and resulting from the acts, errors, omissions, negligence, gross negligence or willful misconduct of the Tenant.

            (b) Landlord shall indemnify and hold tenant harmless for any and all liabilities, damages, claims, penalties, fines, settlements causes of action, costs or expenses, including reasonable attorney fees, environmental consultant fees and laboratory fees resulting from (i), (ii) or (iii) as listed above, resulting from Hazardous Substances or conditions which existed on the Demised Premises prior to the Commencement date of this Lease.

            (c) There is a presumption that any contamination not detected during the environmental site investigations performed by Langan Environmental Services, Inc. resulted from the operations of the Tenant unless Tenant can prove by clear evidence that the contamination did not result from the Tenant's actions, errors, omissions, negligence, gross negligence or willful misconduct.

                  ARTICLE XIV. COVENANT OF QUIET ENJOYMENT.

            Section 14.01.  Quiet Enjoyment:

            Landlord covenants that if Tenant pays the Rent and all other charges provided for in the Lease and herein, performs all of its obligations provided for under the Lease and hereunder, and observes all of the other conditions hereof, Tenant shall at all times during the Term peaceably and quietly have, hold and enjoy the Demised Premises, without any interruption or disturbance from Landlord, subject to the terms of the Lease and the conditions set forth herein.

             ARTICLE XV. FAILURE TO PERFORM, DEFAULTS, REMEDIES.

            Section 15.01.  Defaults, Conditional Limitation:

            (a)  Each of the following events shall constitute a Default:

                  (i) If Tenant, or any Tenant's Guarantor, shall (x) make an assignment for the benefit of creditors, (y) file or acquiesce to a petition in any court (whether or not pursuant to any statute of the United States or of any state) in any bankruptcy, reorganization, composition, extension, arrangement or insolvency proceedings, (z) make an application in any such proceedings for or acquiesce to the appointment of a trustee or receiver for it or all of any portion of its property.

                  (ii) If any petition shall be filed against Tenant, or any Tenant's Guarantor, to which neither of them acquiesce in any court (whether or not pursuant to any statute of the United States or any state) in any bankruptcy, reorganization, composition, extension, arrangement or insolvency proceedings, and (x) Tenant or any Tenant's Guarantor shall thereafter be adjudicated a bankrupt, or (y) such petition shall be approved by any such court, or (z) such proceedings shall not be dismissed, discontinued or vacated within thirty (30) days.

                  (iii) If, in any proceeding, pursuant to the application of any person other than Tenant, or any Tenant's Guarantor to which neither of them acquiesce, a receiver or trustee shall be appointed for Tenant, or any Tenant's Guarantor or for all or any portion of the property of either and such receivership or trusteeship shall not be set aside within thirty (30) days after such appointment.

                  (iv) If Tenant shall refuse to take possession of the Demised Premises upon Delivery of Possession or shall vacate the Demised Premises and permit the same to remain unoccupied and unattended.

                  (v) If Tenant shall fail to pay any Rent within ten (10) days of when due, or any other charge required to be paid by Tenant hereunder within ten (10) days after notice of failure to pay when due.

                  (vi) If Tenant shall fail to perform or observe any term, provision or requirement of the Lease or any condition or requirement set forth herein, and such failure shall continue for sixty (60) days after notice of nonperformance.

            (b) The Lease is subject to the following limitation: If at any time, a Default shall occur, then upon the happening of any one or more of the aforementioned Defaults, Landlord may give to Tenant a notice of intention to end the Term of the Lease at the expiration of five (5) days from the date of service of such notice of termination. At the expiration of such five days the Lease and the Term as well as all of the right, title and interest of the Tenant thereunder shall wholly cease and expire, and Tenant shall then quit and surrender the Demised Premises to the Landlord. Notwithstanding such termination, surrender, and the expiration of Tenant's right, title, and interest, Tenant's liability under all of the provisions of the Lease shall continue.

            Section 15.02. Landlord's Re-Entry: If the Lease shall be terminated as herein provided, Landlord, or its agents or employees, may re-enter the Demised Premises at any time and remove therefrom Tenant, Tenant's Agents, and subtenants, and any licensees or invitees, together with any of its or their property, either by summary dispossess proceedings or by any suitable action or proceeding at law or by force or otherwise. In the event of such termination, Landlord may repossess and enjoy the Demised Premises. Landlord shall be entitled to the benefits of all provisions of law respecting any proceedings in forcible entry and detainer or all provisions of law respecting the recovery of the Demised Premises held over by Tenant. Tenant waives any rights to the service of any notice of Landlord's intention to re-enter provided for by any present or future law. Landlord shall not be liable in any way in connection with any action it takes pursuant to the foregoing. Notwithstanding any such re-entry, repossession, dispossession or removal, Tenant's liability under all of the provisions hereof and of the Lease shall continue.

            Section 15.03.  Deficiency:

            (a) In case of re-entry, repossession or termination of the Lease, whether the same is the result of the institution of summary or other proceedings or not, Tenant shall remain liable (in addition to accrued liabilities) to the extent legally permissible for (i) the (x) Rent, and all other charges provided for herein until the date the Lease would have expired had such termination, re-entry or repossession not occurred, and (y) expenses to which Landlord may be put in re-entering the Demised Premises repossessing the same; making good any Default of Tenant; painting, altering or dividing the Demised Premises; combining or placing the same in proper repair; protecting and preserving the same by placing therein watchmen and caretakers; reletting the same (including attorney's fees and disbursements, marshall's fees, brokerage fees, in so doing); and any expenses which Landlord may incur during the occupancy of any new tenant; minus (ii) the net proceeds of any reletting. Under no circumstances, however, shall Landlord be under any obligation whatsoever to make any payments to Tenant on account of any increase in the Rent received by Landlord by virtue of such reletting. Tenant agrees to pay to Landlord the difference between items (i) and (ii) hereinabove with respect to each month, at the end of such month. Such payment shall be made to Landlord at Landlord's notice address or such other address as Landlord may designate by giving notice to Tenant. Any suit brought by Landlord to enforce collection of such difference for any one month shall not prejudice Landlord's right to enforce the collection of any difference for any subsequent month. In addition to the foregoing, Tenant shall pay to Landlord such sums as the court which has jurisdiction thereover may adjudge reasonable as attorney's fees with respect to any successful lawsuit or action instituted by Landlord to enforce the provisions hereof.

            (b) Landlord shall use best efforts to relet the whole or any part of said Demised Premises for the whole of unexpired period of the Lease, or longer, or from time to time for shorter period, for any rental then obtainable, giving such concessions of rent and making such special repairs, alterations, decorations and paintings for any new tenant as it may in its sole and absolute discretion deem advisable. Tenant's liability as aforesaid shall survive the institution of summary proceedings and the issuance of any warrant thereunder.

            Section 15.04. Landlord's Right to Perform for Account of Tenant: If Tenant shall be in Default hereunder, Landlord may, at any time thereafter, cure said Default for the account and at the expense of Tenant. Tenant shall pay, with interest at the lesser of twelve percent (12%) or the maximum legal rate, on demand, to Landlord, the amount so paid, expended, or incurred by the Landlord and any expense of Landlord including attorney's reasonable fees incurred in connection with such Default; and all of the same shall be deemed to be Additional Rent.

            Section 15.05. Additional Remedies, Waivers, Etc.: With respect to the rights and remedies of and waivers by Landlord: (a) the rights and remedies of Landlord set forth herein shall be in addition to any other right and remedy now and hereafter provided by law. All such remedies shall be cumulative and not exclusive of each other. Landlord may exercise such rights and remedies at such times, in such order, to such extent, and as often as Landlord deems advisable without regard to whether the exercise of one right or remedy precedes, concurs with or succeeds the exercise of another; (b) A single or partial exercise of a right or remedy shall not preclude (i) a further exercise of a right or remedy shall not preclude (i) a further exercise thereof, or (ii) the exercise of another right or remedy, from time to time; (c) No delay or omission by Landlord in exercising a right or remedy shall exhaust or impair the same or constitute a waiver of, or acquiescence to a Default; (d) No waiver of a Default shall extend to or affect any other Default or impair any right or remedy with respect thereto; (e) No action or inaction by Landlord shall constitute a waiver of a Default; (f) No waiver of a Default shall be effective, unless it is in writing.

                       ARTICLE XVI. TENANT'S CERTIFICATE.

                           Section 16.01. Certificate:

            At any time within ten (10) days after request by Landlord, by written instrument, duly executed and acknowledged, Tenant shall certify to Landlord, any Mortgagee, assignee of a Mortgagee, any purchaser, or any other person, specified by Landlord, to the effect (a) whether or not Tenant is in possession of the Demised Premises; (b) whether or not the Lease is unmodified and in full force and effect (or if there has been modification, that the same is in full force and effect as modified and setting forth such modification);
(c) whether or not there are then existing set-offs or defenses against the enforcement of any right or remedy of Landlord, or any duty or obligation of Tenant (and if so, specifying the same); and (d) the dates, if any, to which any Rent or other charges have been paid in advance.

                         ARTICLE XVII. RIGHT OF ACCESS.

            Section 17.01. Entry: During any reasonable time during normal business hours before and after the Commencement Date, upon notice Landlord may enter upon the Demised Premises, any portion thereof and any appurtenances thereto (with men and materials, if required) for the purpose of: (a) inspecting same; and (b) showing the Demised Premises to prospective purchasers or lessees during the last three (3) months of the Term. Landlord reserves the right to place a "For Sale" (or a "For Let") sign on the Demised Premises at any time during the last three (3) months of the Term. Landlord shall use its best efforts not to disrupt the operation of the Tenant during any such entry.

            ARTICLE XVIII. INTERPRETATION, NOTICE, MISCELLANEOUS.

            Section 18.01.  Interpretation:

            (a) Every term, condition, agreement or provision contained in this Lease which imposes an obligation on Tenant, shall be deemed to be also a covenant by Tenant.

            (b) Any reference herein to subtenants or licensees shall not be deemed to imply that any subtenants or licensees are permitted hereunder. Any references herein to any extensions or renewals of the Term or any period during which Tenant may be in possession after the Expiration Date shall not be deemed to imply that any extension or renewal of the Term is contemplated hereby or that Tenant shall be permitted to remain in possession after the expiration of the Term.

            (c) If any provision of the Lease, or any provision set forth herein, or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of the Lease or these General Conditions of Lease, or the application of such provision to persons or circumstances other than those to which it is invalid or unenforceable, shall not be affected thereby, and each provision of the Lease or these General Conditions of Lease shall be valid and be enforced to the fullest extent permitted by law.

            (d) The captions and headings used throughout the Lease and these General Conditions of Lease are for convenience of reference only and shall not affect the interpretation of the Lease or these General Conditions of Lease.

            (e)  Anything herein to the contrary notwithstanding:

                  (i) Any provision which permits or requires a party to take any particular action shall also be deemed to permit or require a party to cause such action to be taken; and

                  (ii) Any provision which requires any party not to take any particular action shall be deemed to require the party not to permit such action to be taken by any person or by operation of law.

            (f) The Lease may be executed in several counterparts; but the counterparts shall constitute but one and the same instrument.

            (g) Wherever a requirement is imposed on any party hereto, it shall be deemed that such party shall be required to perform such requirement at its own expense unless it is specifically otherwise provided herein.

            (h) The singular includes the plural and the plural includes the singular.

            (i) The Lease and these General Conditions of Lease shall be construed and enforced in accordance with the laws of the State of New Jersey.

            (j) The obligations and liabilities of Tenant pursuant to the Lease and these General Conditions of Lease shall be joint and several if Tenant consists of more than one (1) entity.

            Section 18.02.  Construing Various Words and Phrases:

            (a) Wherever it is provided herein that a party may perform an act or do anything, it shall be construed that that party may, but shall not be obligated to, so perform or so do.

            (b) The words "reenter" and "reentry" as used herein are not restricted to their technical legal meaning.

            (c) The following words and phrases shall be construed as follows:

                  (i) "At any time" shall be construed as, "at any time or from time to time".

                  (ii)  "Any" shall be construed as "any and all".

                  (iii) "Including" shall be construed as "Including but not limited to".

            Section 18.03. No Oral Changes: The Lease may not be changed or terminated orally.

            Section 18.04. Notices: No notice, request, consent, approval, waiver or other communication under the Lease or under these General Conditions of Lease shall be effective unless the same is in writing and is mailed by registered or certified mail, return receipt requested, postage prepaid, addressed:

            (a) If to Landlord, to the address designated as Landlord's Notice Address in the Lease or such other address as Landlord designates by giving notice thereof to Tenant, with a copy thereof to the address designated as Landlord's Notice Copy Address in the Lease or to such other person or party as Landlord shall designate by notice to Tenant, and

            (b) If to Tenant, to the address designated as Tenant's Notice Address in the Lease or such other address as Tenant shall designate by giving notice thereof to Landlord, with a copy of the address designated as Tenant's Notice Copy Address in the Lease or to such other person or party as Tenant shall designate by giving notice thereof to Landlord.

            Section 18.05. Method of Payment: Except as herein otherwise expressly provided, all amounts under the Lease shall be payable in currency or by check.

            Section 18.06. Successors and Assigns: Subject to the provisions hereof, the Lease shall bind and inure to the benefit of the parties and their respective successors, representatives, heirs and assigns.

            Section 18.07. Responsibility of Tenant: Any restriction on or requirement imposed upon Tenant hereunder shall be deemed to extend to Tenant's Guarantor, Tenant's subtenants, concessionaires and licensees and it shall be Tenant's obligation to cause the foregoing persons to comply with such restriction of requirement.

            Section 18.08. Hold Over: If Tenant shall hold-over after the end of the Term or any Renewal Periods, such holding over shall be construed as a tenancy from month-to-month, subject to all of the provisions, conditions and obligations of the Lease and these General Conditions of Lease and Rent shall be the Rent then in effect during the last month of the Term or any Renewal Period, as applicable.

            Section 18.09. Liability of Landlord. Landlord shall be personally liable with respect to all provisions of this Lease except for any environmental obligations or liabilities arising out of or by virtue of the Act, the Spill Act, Governmental Regulations or otherwise ("Environmental Liabilities"). For Environmental Liabilities, Tenant shall look only to the equity of the then owner of the Demised Premises in the Demised Premises. If the owner of the Demised Premises obtains mortgage financing secured by the Demised Premises, the Tenant may recover from such owner the amount of any mortgage proceeds received thereby.

            Section 18.10.  Execution:   The Lease shall be of no force and
effect unless and until it is executed by both Landlord and Tenant.

            Section 18.11. Short Form Lease: Landlord and Tenant shall, each on request of the other, execute a short form lease or Memorandum of Lease, in proper form for recording, setting forth the Commencement Date and any provision thereof other than Rent, Taxes and Security Deposit. The cost and expense for the preparation of such form lease shall be paid by the party requesting same. The Lease itself shall not be recorded.

            THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ, UNDERSTAND AND AGREE TO BE BOUND BY THE GENERAL CONDITIONS OF LEASE.

Landlord                                  Tenant
                                          DIFEO BMW, INC.


 /s/                                      By: /s/
--------------------------------              -------------------------------
Michael Zullo, Sr.


 /s/
--------------------------------
Bertha Zullo

(Acknowledgment for Corporate Tenant)


STATE OF          )
                  )  ss.:
COUNTY OF         )

            On this ____ day of __________, 19__, before me personally appeared _______________ to me known, who, being by me duly sworn, did depose and say that he/she is the _________________ of ________________________________, the
corporation described in and which executed the foregoing Lease; that he/she knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the board of directors of said corporation, and that he/she signed his/her name thereto by like order.

            In witness whereof I hereunto set my hand and official seal.





                                          ----------------------------
                                                Notary Public



(Notarial Seal)

                                    Exhibit A


                              Property Description


            All that certain property situate, lying and being in block 168 lot 005 in the City of Tenafly, County of Bergen, State of New Jersey being more commonly known as 301 County Road, Tenafly, New Jersey.